Exhibit 10.1



                           PURCHASE AND SALE AGREEMENT



                                BETWEEN AND AMONG


                       WELLS OPERATING PARTNERSHIP, L.P.,
                WELLS FUND XII - REIT JOINT VENTURE PARTNERSHIP,
                WELLS FUND XIII - REIT JOINT VENTURE PARTNERSHIP,
                             WELLS REIT, LLC - VA I,
                               WELLS BREA I, L.P.,
                              WESTLAKE WELLS, L.P.,
                          DANACQ FARMINGTON HILLS LLC,
                              DANACQ KALAMAZOO LLC,
                          WELLS - EDS DES MOINES, L.P.,
                                       AND
                 THE WELLS FUND XI-FUND XII-REIT JOINT VENTURE,

                                   AS SELLERS


                                       AND


                      LEXINGTON CORPORATE PROPERTIES TRUST,

                                  AS PURCHASER






                                February 25, 2005



Purchase and Sale Agreement

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                                                 TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS............................................................................................3


ARTICLE 2. PURCHASE AND SALE.....................................................................................40
         2.1.     Agreement to Sell and Purchase the Wells Affiliate Properties..................................40
         2.2.     Agreement to Sell and Purchase the Wells OP Properties.........................................41
         2.3.     Permitted Exceptions...........................................................................41
         2.4.     Earnest Money..................................................................................41
         2.5.     Purchase Price.................................................................................42
         2.6.     Independent Contract Consideration.............................................................42
         2.7.     Closing........................................................................................42


ARTICLE 3. PURCHASER'S INSPECTION AND REVIEW RIGHTS..............................................................44
         3.1.     Due Diligence Inspections......................................................................44
         3.2.     Deliveries to Purchaser by Sellers; Purchaser's Access to Property Records of Sellers..........45
         3.3.     Condition of the Properties....................................................................48
         3.4.     Title and Survey...............................................................................49
         3.5.     Service Contracts..............................................................................50
         3.6.     Confidentiality................................................................................50


ARTICLE 4. REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS......................................................51
         4.1.     Representations and Warranties of Seller.......................................................51
         4.2.     Knowledge Defined..............................................................................59
         4.3.     Covenants and Agreements of Sellers............................................................59
         4.4.     Representations and Warranties of Purchaser....................................................66
         4.5      Covenants and Agreements of Purchaser..........................................................67


ARTICLE 5. CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS......................................................68
         5.1.     Sellers' Closing Deliveries....................................................................68
         5.2.     Purchaser's Closing Deliveries.................................................................74
         5.3.     Closing Costs..................................................................................76
         5.4.     Prorations and Credits.........................................................................77


ARTICLE 6. CONDITIONS TO CLOSING.................................................................................80
         6.1.     Conditions Precedent to Purchaser's Obligations................................................80
         6.2.     Conditions Precedent to Seller's Obligations...................................................84
         6.3.     Conditions Precedent to Purchase and Sale of Certain Properties................................85
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Purchase and Sale Agreement


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


ARTICLE  7. CASUALTY AND CONDEMNATION............................................................................85
         7.1.     Casualty.......................................................................................85
         7.2.     Condemnation...................................................................................86


ARTICLE  8. DEFAULT AND REMEDIES.................................................................................87
         8.1.     Purchaser's Default............................................................................87
         8.2.     Seller's Default...............................................................................88


ARTICLE 9. ASSIGNMENT............................................................................................88
         9.1.     Assignment.....................................................................................88


ARTICLE 10.  BROKERAGE COMMISSIONS...............................................................................89
         10.1.    Broker.........................................................................................89


ARTICLE 11. INDEMNIFICATION......................................................................................90
         11.1.    Indemnification by Sellers.....................................................................90
         11.2.    Indemnification by Purchaser...................................................................90
         11.3.    Limitations on Indemnification.................................................................91
         11.4.    Survival.......................................................................................91
         11.5.    Indemnification as Sole Remedy.................................................................91


ARTICLE 12. MISCELLANEOUS........................................................................................92
         12.1.    Notices........................................................................................92
         12.2     Possession.....................................................................................93
         12.3     Time Periods...................................................................................93
         12.4     Publicity......................................................................................93
         12.5     Discharge of Obligations.......................................................................93
         12.6     Severability...................................................................................93
         12.7     Construction...................................................................................94
         12.8     Sale Notification Letters......................................................................94
         12.9     Access to Records Following Closing............................................................94
         12.10    Submission to Jurisdiction.....................................................................94
         12.11    General Provisions.............................................................................95
         12.12    Like-Kind Exchange by Sellers..................................................................95
         12.13    Attorney's Fees................................................................................96
         12.14    Counterparts...................................................................................96
         12.15    Effective Agreement............................................................................96


                                                        ii
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Purchase and Sale Agreement


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                              SCHEDULE OF EXHIBITS


Exhibit "A-1"   Description of Wells OP Lands

Exhibit "A-2"   Description of Wells Affiliate Lands

Exhibit "A-3"   Description of Wells OP Leasehold Interest Lands

Exhibit "B"     List of Personal Property

Exhibit "B-1"   List of Property Excluded from Wells OP Personal Property

Exhibit "B-2"   List of Property Excluded from Wells Affiliate Personal Property

Exhibit "C"     List of Existing Commission Agreements

Exhibit "D"     List of Associations and Declarations of Covenants, Conditions,
                Easements and Restrictions

Exhibit "E"     Form of Escrow Agreement

Exhibit "F"     List of Existing Environmental Reports

Exhibit "G"     List of Existing Surveys

Exhibit "H"     Forms of Ground Lessor Estoppel Certificates

Exhibit "I"     List of Leases

Exhibit "J"     List of Letters of Credit

Exhibit "K-1"   Title Exceptions for Wells OP Lands

Exhibit "K-2"   Title Exceptions for Wells Affiliate Lands

Exhibit "K-3"   Title Exceptions for Wells OP Leasehold Interest Lands

Exhibit "L"     List of Service Contracts

Exhibit "M"     Form of Tenant Estoppel Certificate

Exhibit "N"     Allocation of Earnest Money to Properties

Exhibit "O"     List of Purchase Prices for Each Property


                              Schedule of Exhibits

Purchase and Sale Agreement          Page 1



Exhibit "P"     List of Exceptions

Exhibit "Q"     List of Third Party Management Agreements

Exhibit "R"     Property Tax Appeals

Exhibit "S"     List of Knowledge Parties

Exhibit "T"     Form of Lease Guarantor Estoppel Certificate

Exhibit "U"     Obligations as to Certain Leasing Commission Obligations

Exhibit "V"     List of Additional Matters for Confirmation in Estoppel
                Certificates

Exhibit "W"     Excluded Computer Software

Exhibit "X"     List of Security Deposits

Exhibit "Y"     Form of Highwoods Estoppel Certificate

Exhibit "Z"     Form of Pending Kerr McGee Sewer Easement

Exhibit "AA"    Form of Pending Capital One Lake Easement Deed

Exhibit "BB"    Intentionally Deleted

Exhibit "CC"    Form of Second Amendment to Gartner Office Lease

Exhibit "DD"    Form of Letter Amendment to ISS Building III Lease

Exhibit "EE"    Alstom Power Property / French Drain Work

Exhibit "FF"    Gartner Parking Plans


                              Schedule of Exhibits

Purchase and Sale Agreement          Page 2

                          SCHEDULE OF CLOSING DOCUMENTS


Schedule 1      Form of Assignment and Assumption of ASML Sub-Ground Lease

Schedule 2      Form of Assignment and Assumption of Ingram Micro Bond Lease

Schedule 3      Form of Assignment and Assumption of ISS Bond Lease

Schedule 4 Form of Assignment and Assumption of Leases and Security Deposits and Leasing Commission Obligations arising after Closing

Schedule 5      Form of Assignment and Assumption of ASML Sublease

Schedule 6      Form of Assignment and Assumption of Ingram Micro Sublease

Schedule 7      Form of Assignment and Assumption of ISS Subleases

Schedule 8      Form of Bill of Sale to Personal Property

Schedule 9      Form of Assignment and Assumption of Ingram Micro Loan Documents

Schedule 10     Form of Assignment and Assumption of ISS Bond Documents

Schedule 11     Form of Assignment and Assumption of Service Contracts

Schedule 12     Form of General Assignment of Seller's Interest in Intangible
                Property

Schedule 13     Form of Seller's Affidavit (for Purchaser's Title Insurance
                Purposes)

Schedule 14 Form of Seller's Certificate (as to Seller's Representations and Warranties)

Schedule 15     Form of Seller's FIRPTA Affidavit

Schedule 16     Form of Ingram Micro Bond Certificate

Schedule 17     Form of ISS Home Office Payment Agreement

Schedule 18 Form of Assignment and Assumption of Agreements Regarding ISS Letters of Credit

Schedule 19     Form of Assignment of Letters of Credit

Schedule 20     Forms of Seller's Estoppels

Schedule 21     Form of Assignment and Assumption of Highwoods Rental Guaranty


Purchase and Sale Agreement


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                Agreements

Schedule 22     Form of Assignment and Assumption of Pacificare Escrow Agreement

Schedule 23 Form of Purchaser's Certificate (as to Purchaser's Representations and Warranties)


                          Schedule of Closing Documents

Purchase and Sale Agreement          Page 2

                           PURCHASE AND SALE AGREEMENT



--------------------------------------------------------------------------------

         THIS PURCHASE AND SALE AGREEMENT (the "Agreement"), made and entered into this 25th day of February, 2005, by and among WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Wells OP"), WELLS FUND XII - REIT JOINT VENTURE PARTNERSHIP, a Georgia general partnership having Wells Real Estate Fund XII, L.P., a Georgia limited partnership and Wells OP as all of its general partners ("Wells Fund XII - REIT JV"), WELLS FUND XIII - REIT JOINT VENTURE PARTNERSHIP, a Georgia general partnership having Wells Real Estate Fund XIII, L.P., a Georgia limited partnership and Wells OP as all of its general partners ("Wells Fund XIII-REIT JV"), WELLS REIT, LLC, VA I, a Georgia limited liability company having Wells OP as its sole member ("Wells Virginia REIT"), WELLS BREA I, L.P., a Delaware limited partnership having Wells Brea, LLC, a Delaware limited liability company as its sole general partner ("Wells Brea"), WESTLAKE WELLS, L.P., a Texas limited partnership having Wells Real Estate Westlake, TX, LLC, a Delaware limited liability company as its sole general partner ("Wells Westlake"), DANACQ FARMINGTON HILLS LLC, a Delaware limited liability company, having Wells OP as its sole member ("Wells Farmington Hills"), DANACQ KALAMAZOO LLC, a Delaware limited liability company having Wells OP as its sole member ("Wells Kalamazoo"), WELLS - EDS DES MOINES, L.P., a Texas limited partnership having Wells Real Estate - Des Moines, IA, LLC, a Delaware limited liability company as its sole general partner ("Wells EDS"), THE WELLS FUND XI - FUND XII
- REIT JOINT VENTURE, a Georgia general partnership having Wells Real Estate Fund XI, L.P., a Georgia limited partnership, Wells Real Estate Fund XII, L.P., a Georgia limited partnership and Wells OP as all of its general partners ("Wells Funds XI and XII REIT JV") (Wells OP, Wells Fund XII - REIT JV, Wells Fund XIII - REIT JV, Wells Virginia REIT, Wells Brea, Wells Westlake, Wells Farmington Hills, Wells Kalamazoo, Wells EDS, and Wells Funds XI and XII REIT JV being collectively referred to as "Sellers" and sometimes individually referred to as "Seller") and LEXINGTON CORPORATE PROPERTIES TRUST, a Maryland statutory real estate investment trust (together with its permitted successors and assigns, "Purchaser").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, Wells OP (doing business in the State of North Carolina as Wells Operating Partnership, Limited Partnership) desires to sell its fee simple estate in certain improved real property defined herein as the "Allstate Property" located in Decatur Township, Marion County, Indiana; the "AT&T (PA) Property" located in Susquehanna Township, Dauphin County, Pennsylvania; the "Capital One Property" located in the Three Chopt District, Henrico County, Virginia; the "Dial Corporation Property" located at 15501 N. Dial Boulevard, Scottsdale, Maricopa County, Arizona; the "Experian Property" located in the City of Allen, Collin County, Texas; the "Gartner Surface Parking Property" located in Fort Myers, Lee County, Florida; the "IKON Property" located at 810 and 820 Gears Road, Harris County, Texas; the "Kerr McGee Property" located in Harris County, Texas; the "Kraft Foods Property" located in Forsyth County, Georgia; the "Lucent Property" located in Wake County, North Carolina; the "Metris


Purchase and Sale Agreement


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Property"  located in the City of Tulsa,  Tulsa  County,  Oklahoma;  the "Nissan
Property" located in the City of Irving, Dallas County, Texas; the "Pacificare Property" located in the City of San Antonio, Bexar County, Texas; the "Transocean Property" located in Harris County, Texas; and the "Travelers Express Property" located in Jefferson County, Colorado, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Wells OP also desires to sell its leasehold estates in certain improved real property and associated improvements defined herein as the "ASML Property" located in Maricopa County, Arizona; the "Ingram Micro Property" located in Millington, Tennessee; and the "ISS Property" located in the City of Atlanta, Fulton County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Wells Fund XII - REIT JV desires to sell its fee simple estate in certain improved real property defined herein as the "AT&T (OK) Property" located in Oklahoma County, Oklahoma, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Wells Fund XIII - REIT JV desires to sell its fee simple state in certain improved real property defined herein as the "Americredit Property" located in Clay County, Florida, and the "John Wiley Property" located in Delaware Township, Hamilton County, Indiana; together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Wells Virginia REIT desires to sell its fee simple estate in certain improved real property defined herein as the "Alstom Power Property" located in the Clover Hill District, Chesterfield County, Virginia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Wells Brea desires to sell its fee simple estate in certain improved real property defined herein as the "Bank of America Property" located at 275 S. Valencia Avenue, Brea, Orange County, California, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Wells Westlake desires to sell its fee simple estate in certain improved real property defined herein as the "Daimler Chrysler Property" located in the City of Westlake, Tarrant County, Texas, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Wells Farmington Hills and Wells Kalamazoo desire to sell their respective fee simple estates in certain improved real property defined herein, respectively, as the "Dana (Farmington Hills) Property" and the "Dana (Kalamazoo) Property", together with certain related personal and intangible property associated with each of said properties, and Purchaser desires to purchase such real, personal and intangible properties; and


                                       2

Purchase and Sale Agreement


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         WHEREAS,  Wells EDS  desires to sell its fee  simple  estate in certain improved real property defined herein as the "EDS Property" located in the City of Des Moines, Polk County, Iowa, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Wells Funds XI and XII REIT JV desire to sell its fee simple estate in certain improved real property defined herein as the "Gartner Office Building Property" located at 12600 Gateway Boulevard, in Fort Myers, Lee County, Florida, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

         For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

         "Allstate Property" shall mean that certain improved real property located in Decatur Township, Marion County, Indiana, together with certain related personal and intangible property, being the Wells OP Land identified as the "Allstate Property" on EXHIBIT "A-1" attached hereto, together with the related Wells OP Improvements, the Wells OP Personal Property, the Wells OP Intangible Property and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Allstate Purchase Option" shall mean that certain Purchase Option Agreement, dated as of September 11, 2002, between Midwest Logistics Partners, L.P. and Hartsfield Building, LLC, the interest of Hartsfield Building, LLC having been assigned to Wells OP pursuant to that certain Assignment and Assumption of Lease, Contracts and Option Contract, dated September 27, 2002, between Hartsfield Building LLC and Wells OP, and as affected by that certain Letter, dated December 16, 2004, from Wells OP to Midwest Logistics Partners, L.P. extending said option.

         "Alstom Power Property" shall mean that certain improved real property located in the Clover Hill District, Chesterfield County, Virginia, together with certain related personal and intangible property, being the Wells Virginia REIT Land identified as the "Alstom Power Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells Virginia REIT Improvements, Wells Virginia REIT Personal Property, and Wells Virginia


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Purchase and Sale Agreement


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REIT Intangible  Property,  and all right,  title and interest of Wells Virginia
REIT as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells Virginia REIT Land and Wells Virginia REIT Improvements.

         "Americredit Property" shall mean that certain improved real property located in Clay County, Florida, together with certain related personal and intangible property, being the Wells Fund XIII - REIT JV identified as the "Americredit Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells Fund XIII -REIT JV Improvements, Wells Fund XIII
- REIT JV Personal Property, and Wells Fund XIII - REIT JV Intangible Property, and all right, title and interest of Wells Fund XIII - REIT JV as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells Fund XIII - REIT JV Land and Wells Fund XIII - REIT JV Improvements.

         "ASML Non-Disturbance Agreement" shall have the meaning ascribed thereto in Section 4.3(t) hereof.

         "ASML Prime Ground Lease" shall mean that certain Ground Lease, dated October 8, 1984, between the Arizona Board of Regents, as lessor, and Price-Elliott Research Park, Inc., an Arizona nonprofit corporation, as lessee, with respect to the land on which the ASML Property is located.

         "ASML Prime Ground Lease Estoppel Certificate" shall mean an estoppel certificate substantially in the form attached hereto as EXHIBIT "H-1" and made a part hereto executed by the ASML Prime Ground Lessor with respect to the ASML Prime Ground Lease.

         "ASML Prime Ground Lessor" shall mean the Arizona Board of Regents.

         "ASML Property" shall mean the leasehold estate of Wells OP in that certain improved real property located in Maricopa County, Arizona, together with certain related personal and intangible property, being the Wells OP Property identified as the "ASML Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Leasehold Estate.

         "ASML Sub-Ground Lease" shall mean that certain Ground Lease, dated August 22, 1997, between Price-Elliott Research Park, Inc., an Arizona nonprofit corporation, as lessor, and Ryan Companies US, Inc., a Minnesota corporation, as lessee, as the interest of the "lessee" was assigned to Wells OP pursuant to that certain Assignment and Assumption Agreement, dated March 29, 2000, between Ryan Companies US, Inc., as assignor, and Wells OP, as assignee.

         "ASML Sub-Ground Lease Estoppel Certificate" shall mean an estoppel certificate substantially in the form attached hereto as EXHIBIT "H-2" and made a part hereof executed by the ASML Sub-Ground Lessor with respect to the ASML Sub-Ground Lease.

Purchase and Sale Agreement


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         "ASML Sub-Ground Lessor" shall mean Price-Elliott  Research Park, Inc., an Arizona nonprofit corporation.

         "ASML Sublease" shall mean that certain sublease between Wells OP as landlord and ASM Lithography, Inc. as tenant, as more particularly described on Exhibit "I" attached hereto and made a part hereof.

         "Assignment  and  Assumption  of  Agreements  Regarding  ISS Letters of
Credit" shall mean that certain Assignment and Assumption of Agreements Regarding ISS Letters of Credit to be executed by Wells OP and Purchaser at the Closing, in the form attached hereto as SCHEDULE 19 and made a part hereof.

         "Assignment and Assumption of ASML Sub-Ground Lease" shall mean that certain Assignment and Assumption of Lease to be executed and delivered by Wells OP and Purchaser at the Closing with respect to the ASML Sublease, in the form attached hereto as SCHEDULE 1 and made a part hereof.

         "Assignment and Assumption of Highwoods Rental Guaranty Agreements" shall mean that certain Assignment and Assumption of Highwoods Rental Guaranty Agreements to be executed by Wells OP and Purchaser at the Closing, in the form attached hereto as SCHEDULE 21 and made a part hereof.

         "Assignment and Assumption of Ingram Micro Bond Lease" shall mean that certain Absolute Assignment of Lease and Assumption Agreement to be executed and delivered by Wells OP and Purchaser at the Closing with respect to the Ingram Micro Bond Lease, in the form attached hereto as SCHEDULE 2 and made a part hereof.

         "Assignment and Assumption of Ingram Micro Loan Documents" shall mean that certain Assignment of Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases to be executed and delivered by Wells OP and Purchaser at the Closing, in the form attached hereto as SCHEDULE 9 and made a part hereof.

         "Assignment and Assumption of Ingram Micro Sublease" shall mean that certain Assignment and Assumption of Lease to be executed and delivered by Wells OP and Purchaser at the Closing with respect to the Ingram Micro Sublease, in the form attached hereto as SCHEDULE 6 and made a part hereof.

         "Assignment and Assumption of ISS Bond Documents" shall mean that certain Assignment and Assumption of ISS Bond Documents to be executed and delivered by Wells OP and Purchaser at the Closing with respect to the ISS Bond Documents, in the form attached hereto as SCHEDULE 10 and made a part hereof.

         "Assignment and Assumption of ISS Bond Lease" shall mean that certain Assignment and Assumption of Lease to be executed and delivered by Wells OP and Purchaser at the Closing with respect to the ISS Bond Lease, in the form attached hereto as SCHEDULE 3 and made a part hereof.

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


         "Assignment and Assumption of ISS Subleases" shall mean that certain Assignment and Assumption of Leases to be executed and delivered by Wells OP and Purchaser at the Closing with respect to the ISS Subleases, in the form attached hereto as SCHEDULE 7 and made a part hereof.

         "Assignment and Assumption of Leases" shall mean the form of assignment and assumption of Leases and Security Deposits and obligations under the Commission Agreements to be executed and delivered by Purchaser and the applicable Seller as to the Leases, Security Deposits and Commission Agreements with respect to the Property or Properties owned by such Seller, at the Closing in the form attached hereto as SCHEDULE 4.

         "Assignment and Assumption of Service Contracts" shall mean the form of assignment and assumption of the Service Contracts to be executed and delivered by Purchaser and the applicable Seller as to the Service Contracts with respect to the Property or Properties owned by such Seller, at the Closing in the form attached hereto as SCHEDULE 11.

         "Assignment of Letters of Credit" shall mean the form of Assignment of Letters of Credit to be executed and delivered by Purchaser and the applicable Sellers at the Closing with respect to the Letters of Credit in the form attached hereto as SCHEDULE 19 and made a part hereof.

         "Association" and "Associations" shall mean each and any one or more of those certain property owners associations established and existing with respect to the Properties identified on EXHIBIT "D" attached hereto and made a part hereof.

         "Association Estoppel Certificate" or "Association Estoppel Certificates" shall mean those certain estoppel certificates executed on behalf of the applicable Associations, substantially in the forms required pursuant to
Section 6.1(e) hereof, with respect to the Properties described on EXHIBIT "D" attached hereto and made a part hereof.

         "Association Notices of Sale" shall have the meaning ascribed therein in Section 5.1(ff) hereof.

         "AT&T (OK) Property" shall mean that certain improved real property located in Oklahoma City, Oklahoma County, Oklahoma, together with certain related personal and intangible property, being the Wells Fund XII - REIT JV Property identified as the "AT&T (OK) Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells Fund XII - REIT JV Improvements, Wells Fund XII - REIT JV Personal Property, and Wells Fund XII - REIT JV Intangible Property, and all right, title and interest of Wells Fund XII
- REIT JV as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells Fund XII - REIT JV Land and Wells Fund XII - REIT JV Improvements.

         "AT&T (PA) Property" shall mean that certain improved real property located in Susquehanna Township, Dauphin County, Pennsylvania, together with certain related personal

Purchase and Sale Agreement
and  intangible  property,  being the Wells OP Property  identified as the "AT&T
(PA) Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Bank of America Property" shall mean that certain improved real property located in Brea, Orange County, California, together with certain related personal and intangible property, being the Wells Brea Property identified as the "Bank of America Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells Brea Improvements, Wells Brea Personal Property, and Wells Brea Intangible Property, and all right, title and interest of Wells Brea as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells Brea Land and Wells Brea Improvements.

         "Bank of America ROFR Notice" shall mean that certain letter, dated January 11, 2005, from Wells Brea to Bank of America, NT & SA (now known as Bank of America N.A.), together with that certain term sheet accompanying said letter, as described in Section 4.3(l) hereof.

         "Basket Limitation" shall mean an amount equal to $100,000.00;

         "Bill of Sale" shall mean the form of bills of sale to the Personal Property to be executed and delivered to Purchaser by Wells Affiliate as to the Wells Affiliate Personal Property, and to Purchaser by Wells OP as to the Wells OP Personal Property, at the Closing in the form attached hereto as SCHEDULE 8.

         "Bond Documents" shall have the meaning ascribed thereto in Section 4.1(w) hereof.

         "Broker"  shall have the  meaning  ascribed  thereto  in  Section  10.1 hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the States of Georgia or New York are authorized by law or executive action to close.

         "Cap Limitation" shall mean, with respect to each Property, an amount equal to five percent (5%) of the Purchase Price of such Property, not to exceed two percent (2%) of the total Purchase Price in the aggregate.

         "Capital One Lake Easement Deed" shall mean that certain instrument of deed among Loch Levan Land Limited Partnership, Highwoods Realty Limited Partnership, Wells OP and Wyndham Commercial Association, Inc., substantially in the form of Exhibit "AA" attached hereto and made a part hereof, with such changes thereto as may be reasonably requested by any party thereto.

Purchase and Sale Agreement

         "Capital One Property" shall mean that certain improved real property located in the Three Chopt District, Henrico County, Virginia, together with certain related personal and intangible property, being the Wells OP Property identified as the "Capital One Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Closing" shall mean the consummation of the purchase and sale of the Properties pursuant to the terms of this Agreement.

         "Closing Date" shall mean the First Closing Date or any Deferred Closing Date, as the context may permit or require.

         "Closing Documents" shall mean any certificate, instrument or other document delivered pursuant to this Agreement.

         "Commission  Agreements"  shall have the  meaning  ascribed  thereto in
Section 4.1(g) hereof, and such agreements are more particularly described on EXHIBIT "C" attached hereto and made a part hereof.

         "Daimler Chrysler Property" shall mean that certain improved real property located in the City of Westlake, Tarrant County, Texas, together with certain related personal and intangible property, being the Wells Westlake Property identified as the "Daimler Chrysler Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells Westlake Improvements, Wells Westlake Personal Property, and Wells Westlake Intangible Property, and all right, title and interest of Wells Westlake as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security
Deposits, with respect to such Wells Westlake Land and Wells Westlake Improvements.

         "Dana (Farmington Hills) Property" shall mean that certain improved real property located in the City of Farmington Hills, Oakland County, Michigan, together with certain related personal and intangible property, being the Wells Farmington Hills Property identified as the "Wells (Farmington Hills) Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells Farmington Hills Improvements, Wells Farmington Hills Personal Property, and Wells Farmington Hills Intangible Property, and all right, title and interest of Wells Farmington Hills as "landlord" or "lessor" in and to the Lease, any guaranties of the Lease and the Security Deposit, with respect to such Wells Farmington Hills Land and Wells Farmington Hills Improvements.

         "Dana (Kalamazoo) Property" shall mean that certain improved real property located in Kalamazoo County, Michigan, together with certain related personal and intangible property, being the Wells Kalamazoo Property identified as the "Wells Kalamazoo Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells Kalamazoo Improvements, Wells Kalamazoo Personal Property, and Wells Kalamazoo Intangible Property,

Purchase and Sale Agreement
and all right, title and interest of Wells Kalamazoo as "landlord" or "lessor" in and to the Lease, any guaranties of the Lease and the Security Deposit, with respect to such Wells Kalamazoo Land and Wells Kalamazoo Improvements.

         "Declarant" or "Declarants" shall mean with respect to each applicable Property the "declarant" or similar person under any Declaration affecting such Property.

         "Declarant Estoppel Certificate" or "Declarant Estoppel Certificates" shall mean estoppel certificates executed by the holders of the rights of "Declarant" or similar rights under the Declarations, substantially in the form required pursuant to Section 6.1(f) hereof, affecting the Properties described on EXHIBIT "D" attached hereto and made a part hereof.

         "Declaration" and "Declarations" shall mean those certain declarations of easements, covenants and conditions more particularly described on EXHIBIT "D" attached hereto and made a part hereof.

         "Deferred  Closing  Date"  shall have the meaning  ascribed  thereto in
Section 2.7(b) hereof.

         "Deferred  Closing Property" shall have the meaning ascribed thereto in
Section 2.7(b) hereof.

         "Dial Corporation Property" shall mean that certain improved real property located in Scottsdale, Maricopa County, Arizona, together with certain related personal and intangible property, being the Wells OP Property identified as the "Dial Corporation Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Due Diligence  Deliveries"  shall have the meaning ascribed thereto in
Section 3.2 hereof.

         "Due Diligence  Material"  shall have the meaning  ascribed  thereto in
Section 3.7 hereof.

         "Earnest Money" shall mean the sum of Forty Million Five Hundred Thousand and No/100 Dollars ($40,500,000.00 U.S.), together with all interest which accrues thereon as provided in Section 2.4(b) hereof and in the Escrow Agreement.

         "EDS Property" shall mean that certain improved real property located in Des Moines, Polk County, Iowa, together with certain related personal and intangible property, being the Wells EDS Property identified as the "EDS Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells EDS Improvements, Wells EDS Personal Property, and Wells EDS Intangible Property, and all right, title and interest of Wells EDS as

Purchase and Sale Agreement

"landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells EDS Land and Wells EDS Improvements.

         "Effective Date" shall mean the date upon which Sellers and Purchaser shall have executed and delivered at least two (2) fully executed counterparts of this Agreement to each other party, and at least three (3) executed counterparts of the Escrow Agreement to Escrow Agent.

         "Environmental Law" shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, any state and local environmental law, all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.

         "Escrow Agent" shall mean the Title Company, at its office at 4170 Ashford Dunwoody Road, Suite 460, in Atlanta, Georgia, 30319.

         "Escrow Agreement" shall mean that certain Escrow Agreement in the form attached hereto as EXHIBIT "E" entered into contemporaneously with the execution and delivery of this Agreement by Sellers, Purchaser and Escrow Agent with respect to the Earnest Money.

         "Excess Amount" shall have the meaning ascribed thereto in Section 11.3 hereof.

         "Excluded Property" shall have the meanings set forth in Sections 7.1 and 7.2 hereof.

         "Existing Environmental Reports" shall mean those certain reports, correspondence and related materials, if any, more particularly described on EXHIBIT "F" attached hereto and made a part hereof.

         "Existing Survey" and "Existing Surveys" shall mean any one or more of those certain surveys with respect to the Land and the Improvements or the Wells Affiliate Ground Lease Lands or the Wells OP Ground Lease Land, if any, more particularly described on EXHIBIT "G" attached hereto and made a part hereof.

         "Experian Property" shall mean that certain improved real property located in the City of Allen, Collin County, Texas, together with certain related personal and intangible property, being the Wells OP Property identified as the "Experian Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

Purchase and Sale Agreement

         "FIRPTA Affidavit" shall mean the form of FIRPTA Affidavit to be executed and delivered to Purchaser at Closing by each Seller as to the Property owned by such Seller, substantially in the form attached hereto as SCHEDULE 15.

         "First  Closing  Date " shall  have the  meaning  ascribed  thereto  in
Section 2.7(a) hereof.

         "Gartner Lease Amendment" shall mean an amendment to that certain Lease with Gartner Group, Inc. relating to the Gartner Office Building Property substantially in the form attached hereto as Exhibit "CC" and made a part hereof.

         "Gartner Office Building Property" shall mean that certain improved real property located in Lee County, Florida, together with certain related personal and intangible property, being the Wells Funds XII and XIII REIT JV Property identified as the "Gartner Office Building Property" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells Funds XII and XIII REIT JV Improvements, Wells Funds XII and XIII REIT JV Personal Property, and Wells Funds XII and XIII REIT JV Intangible Property, and all right, title and interest of Wells Funds XII and XIII REIT JV as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells Funds XII and XIII REIT JV Land and Wells Funds XII and XIII REIT JV Improvements.

         "Gartner Office Lease" shall mean that certain office lease affecting the Gartner Property as more particularly described on the attached Exhibit "I".

         "Gartner Parking Lease" shall mean that certain parking lease affecting the Gartner Property as more particularly described on the attached Exhibit "I".

         "Gartner Parking Plans" shall mean those certain plans for the construction and installation of surface parking and related improvements on the Gartner Surface Parking Property as more particularly described on Exhibit "FF" attached hereto and made a part hereof.

         "Gartner  Parking  Work" shall having the meaning  ascribed  thereto in
Section 4.3(s) hereof and shall include the work contemplated under the Gartner Parking Plans.

         "Gartner  Property"  shall  mean,  collectively,   the  Gartner  Office
Building Property, which is owned by Wells Funds XI and XII REIT JV, and the Gartner Surface Parking Property, which is owned by Wells OP.

         "Gartner Surface Parking Property" shall mean that certain real property located in Lee County, Florida, improved as surface parking, which is adjacent to the Gartner Office Building Property owned by Wells Funds XI and XII REIT JV, together with certain related personal and intangible property, being the Wells OP Land identified as "Gartner Surface Parking Parcels" on EXHIBIT "A-2" attached hereto and made a part hereof, together with the related Wells OP Improvements, the Wells OP Personal Property, the Wells OP Intangible Property and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Lease with respect to such Wells OP Land and Wells OP Improvements.

Purchase and Sale Agreement

         "General Assignment" shall mean an assignment by each applicable Seller of its interest in intangible property owned by such Seller (being such Seller's interest in the Intangible Property) and being conveyed as a part of such Seller's Property, to be executed by such Seller at Closing, substantially in the form attached hereto as SCHEDULE 12 and made a part hereto, with such changes thereto as may be agreed upon by such Seller and Purchaser to convey such Seller's intangible property associated with the Property of such Seller.

         "Ground Lessor Estoppel Certificates" shall mean the ASML Prime Ground Lease Estoppel Certificate, the ASML Sub-Ground Lease Estoppel Certificate and the Ingram Micro Bond Lease Estoppel Certificate, substantially in the forms attached hereto as EXHIBIT "H-1", EXHIBIT "H-2" and EXHIBIT "H-3", respectively.

         "Hazardous Substances" shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum and polychlorinated biphenyls).

         "Highwoods Estoppel Certificate" or "Highwoods Estoppel Certificates" shall mean estoppel certificates to be sought from Highwoods Properties, Inc., a Maryland corporation, with respect to each of the Highwoods Rental Guaranty Agreements, in substantially the form attached hereto as EXHIBIT "Y" and made a part hereof.

         "Highwoods Rental Guaranty Agreements" shall mean (a) that certain Rental Guaranty Agreement (East Shore I), dated as of November 26, 2002, between Highwoods Properties, Inc., a Maryland corporation, and Wells OP, (b) that certain Rental Guaranty Agreement (East Shore II), dated as of November 26, 2002, between Highwoods Properties, Inc., a Maryland corporation, and Wells OP, and (c) that certain Rental Guaranty Agreement (East Shore III), dated as of November 26, 2002, between Highwoods Properties, Inc., a Maryland corporation, and Wells OP, with respect to certain Leases affecting the Capital One Property.

         "IKON Property" shall mean that certain improved real property located in Harris County, Texas, together with certain related personal and intangible property, being the Wells OP Property identified as the "IKON Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Improvements" shall mean the Wells OP Improvements and the Wells Affiliate Improvements.

         "Ingram   Micro  Bond   Certificate"   shall  mean  that  certain  Bond
Certificate substantially in the form attached hereto as SCHEDULE 13 and made a part hereof.

Purchase and Sale Agreement

         "Ingram Micro Bond Lease" shall mean that certain Bond Real Property Lease, dated as of December 20, 1995, between the Ingram Micro Ground Lessor and Lease Plan North America, Inc., an Illinois corporation, as lessee, as the interest of the "lessee" thereunder was assigned pursuant to that certain Absolute Assignment of Lease and Assumption Agreement, dated as of December 20, 2000, between Lease Plan North America, Inc., as assignor, and Ingram Micro, L.P., a Tennessee limited partnership, as assignee, and as the interest of the "lessee" thereunder was further assigned pursuant to that certain Absolute Assignment of Lease and Assumption Agreement, dated as of September 20, 2001, between Ingram Micro, L.P., as assignor, and Wells OP, as assignee.

         "Ingram Micro Bond Lease Estoppel Certificate" shall mean an estoppel certificate executed by the Ingram Micro Ground Lessor substantially in the form and substance as attached hereto as EXHIBIT "H-3" and made a part hereof with respect to the Ingram Micro Bond Lease.

         "Ingram Micro Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases" shall mean that certain Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases, dated December 20, 1995, recorded as Instrument No. FN 4355 in the Register's Office of Shelby County, Tennessee from the Ingram Micro Ground Lessor to First American Title Insurance Company for the benefit of Lease Plan North America, Inc., as mortgagee, as the interest of the "mortgagee" thereunder was assigned pursuant to that certain Assignment of Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases, dated as of December 20, 1995, between Lease Plan North American, Inc., as assignor, and ABN Amro Bank N.V., Atlanta Branch, as assignee, recorded as Instrument No. 4356, aforesaid records, as the interest of the "mortgagee" thereunder was further assigned pursuant to that certain Absolute Assignment of Bond and Deed of Trust, dated December 20, 2000, recorded as Instrument No. KV 3969, aforesaid records, between ABN Amro Bank N.V. (formerly referred to as ABN Amro Bank N.V., Atlanta Branch), as assignor, and Ingram Micro L.P., as assignee, as the interest of the "mortgagee" thereunder was further assigned pursuant to that certain Assignment of Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases, dated as of September 7, 2001, between Ingram Micro L.P., as assignor, and Wells OP, as assignee.

         "Ingram Micro Ground Lessor" shall mean The Industrial Development Board of the City of Millington, Tennessee, a Tennessee public nonprofit corporation.

         "Ingram Micro Industrial Development Revenue Note" shall mean that certain Industrial Development Revenue Note (Ingram Micro L.P.) Series 1995 of The Industrial Development Board of the City of Millington, Tennessee, dated as of December 20, 1995, by the Ingram Micro Ground Lessor to and in favor of Lease Plan North American, Inc., in the original principal amount of Twenty-Two Million and No/100 Dollars ($22,000,000.00), the original of which has been lost or misplaced and is not in the possession of Sellers.

         "Ingram Micro Leasehold Estate" shall mean the leasehold estate in the land and improvements forming a part of the Ingram Micro Property, created and existing under and by virtue of the Ingram Micro Bond Lease.

Purchase and Sale Agreement

         "Ingram Micro Loan Documents" shall mean the Ingram Micro Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases, the Ingram Micro Industrial Development Revenue Note, the Ingram Micro PILOT Agreement, and any other documents or agreements executed in connection with such documents to the extent of any or all of the interest of Wells OP therein.

         "Ingram Micro PILOT Agreement" shall mean that certain Payment in Lieu of Tax Agreement, dated December 20, 1995, by and between Ingram Micro L.P. and the Ingram Micro Ground Lessor.

         "Ingram Micro Property" shall mean the leasehold estate of Wells OP in that certain improved real property located in Millington, Shelby County, Tennessee, together with certain related personal and intangible property, being the Wells OP Property identified as the "Ingram Micro Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Leasehold Interest.

         "Ingram Micro Sublease" shall mean that certain Indenture of Lease between Wells OP as landlord and Ingram Micro L.P. as tenant, as more particularly described on EXHIBIT "I" attached hereto and made a part hereof.

         "Inspection Period" shall mean the period commencing on December 29, 2004, and expiring at 5:00 P.M. Eastern Standard Time on February 21, 2005.

         "Intangible Property" shall mean the Wells OP Intangible Property and the Wells Affiliate Intangible Property.

         "ISS"  shall  mean   Internet   Security   Systems,   Inc.,  a  Georgia
corporation.

         "ISS Bond Documents" shall mean (a) that certain Bond Purchase Agreement between the ISS Issuer and Mount Vernon Place Partners, LLC, a Georgia limited liability company, dated as of September 1, 2000, relating to Taxable Revenue Bonds (Internet Security Systems, Inc. Project), Series 2000A, (b) Payment and Indemnity Agreement by and among the ISS Issuer, SunTrust Bank, Mount Vernon Place Partners, LLC, and ISS, dated as of September 1, 2000, relating to Taxable Revenue Bonds (Internet Security Systems, Inc. Project), Series 2000A, and (c) Home Office Payment Agreement by and among SunTrust Bank, the ISS Issuer and Mount Vernon Place Partners, LLC, dated as of September 1, 2000, as the interests of Mount Vernon Place Partners, LLC thereunder were assigned to Wells OP pursuant to that certain Assignment and Assumption of Bond Documents between Mount Vernon Place Partners, LLC and Wells OP, dated as of July 1, 2002.

         "ISS Bond Lease" shall mean that certain Series 2000A Lease Agreement between the ISS Issuer and Mount Vernon Place Partners, LLC, a Georgia limited liability company, dated as

Purchase and Sale Agreement
of September 1, 2000, recorded in Deed Book 29773, Page 621, Fulton County, Georgia records; as amended by that certain Amendment to Lease Agreement between the ISS Issuer and Mount Vernon Place Partners, LLC, dated as of December 20, 2001, recorded in Deed Book 31888, Page 436, aforesaid records; as amended by Second Amendment to Series 2000A Lease Agreement, between the ISS Issuer and Mount Vernon Place Partners, LLC, dated as of July 1, 2002, recorded in Deed Book 32669, Page 299, aforesaid records; as the interest of the "lessee" thereunder was assigned to Wells OP pursuant to that certain Assignment and Assumption of Lease between Mount Vernon Place Partners, LLC and Wells OP, dated as of July 1, 2002, recorded in Deed Book 32669, Page 313, aforesaid records; and as amended by that certain Amendment No. 3 to Series 2000A Lease Agreement between the ISS Issuer and Wells OP, dated December 29, 2003, recorded in Deed Book 36785, Page 24, aforesaid records.

         "ISS Bonds" shall mean, collectively, (a) that certain Development Authority of Fulton County Taxable Revenue Bond (Internet Security Systems, Inc. Project), Series 2000A, issued by the ISS Issuer, dated as of September 14, 2000, Numbered AR-3, in the stated amount of $26,000,000, (b) that certain Development Authority of Fulton County Taxable Revenue Bond (Internet Security Systems, Inc. Project), Series 2000A, issued by the ISS Issuer, dated as of December 20, 2001, Numbered AR-4, in the stated amount of $6,500,000, and (c) that certain Development Authority of Fulton County Taxable Revenue Bond (Internet Security Systems, Inc. Project), Series 2000A, issued by the ISS Issuer, dated as of December 29, 2003, Numbered AR-5, in the stated amount of $10,000,000.

         "ISS Ground Lessor" shall mean the Development Authority of Fulton County, Georgia.

         "ISS Home Office Payment Agreement" shall mean that certain Home Office Payment Agreement among the ISS Trustee, the ISS Issuer and Purchaser, in its capacities as the purchaser of the ISS Series 2000A Bonds and the successor lessee under the ISS Bond Lease, in the form and substance of SCHEDULE 17 attached hereto and made a part hereof.

         "ISS Issuer" shall mean the Development Authority of Fulton County, Georgia.

         "ISS Lease Amendment" shall mean a letter amendment to that certain Lease with Internet Security Systems, Inc. for Building III substantially in the form attached hereto as Exhibit "DD" and made a part hereof.

         "ISS Leasehold Estate" shall mean that certain leasehold estate in and to the land and improvements which are a part of the ISS Property, as said leasehold estate is created and established pursuant to the ISS Bond Lease.

         "ISS Property" shall mean the leasehold estate of Wells OP in that certain improved real property located in the City of Atlanta, Fulton County, Georgia, together with certain related personal and intangible property, being the Wells OP Property identified as the "ISS Property" on EXHIBIT "A-3" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the

Purchase and Sale Agreement

Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "ISS Subleases" shall mean those two (2) certain subleases between Wells OP as landlord and ISS as tenant, as more particularly described on EXHIBIT "I" attached hereto and made a part hereof.

         "ISS Trustee" shall mean SunTrust Bank, a state banking corporation, as trustee under the ISS Bond Documents.

         "John Wiley Property" shall mean that certain improved real property located in Delaware Township, Hamilton County, Indiana, together with certain related personal and intangible property, being the Wells Fund XIII - REIT JV Property identified as the "John Wiley Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells Fund XIII - REIT JV Improvements, Wells Fund XIII - REIT JV Personal Property, and Wells Fund XIII - REIT JV Intangible Property, and all right, title and interest of Wells Fund XIII - REIT JV as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells Fund XIII - REIT JV Land and Wells Fund XIII - REIT JV Improvements.

         "Kerr McGee Property" shall mean that certain improved real property located in Houston, Harris County, Texas, together with certain related personal and intangible property, being the Wells OP Property identified as the "Kerr McGee Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Kerr McGee Sewer Easement" shall mean that sewer easement to be granted by Wells OP to the owner of certain property adjoining the Kerr McGee Property, substantially in the form attached hereto as EXHIBIT "Z" attached hereto and made a part hereof, which easement Wells OP agreed to grant and which has been in the process of negotiation with said adjoining property owner for more than one year.

         "Kraft Foods Property" shall mean that certain improved real property located in Forsyth County, Georgia, together with certain related personal and intangible property, being the Wells OP Property identified as the "Kraft Foods Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Land" shall mean, as the context permits or requires, the Wells OP Lands and the Wells Affiliate Lands and the real property in which Wells OP owns a leasehold interest pursuant to the Wells OP Ground Leases.

Purchase and Sale Agreement

         "Lease" and "Leases" shall mean, as to Wells OP, the leases or occupancy agreements (and all amendments and modifications thereto) (other than the Wells OP Ground Leases), which affect all or any portion of the Wells OP Land or Wells OP Improvements, including those in effect on the Effective Date, which are more particularly identified on EXHIBIT "I" attached hereto, and any amended or new leases entered into pursuant to Section 4.3(a) of this Agreement, which as of the Closing affect all or any portion of the Wells OP Land or Wells OP Improvements, and shall mean, as to the Wells Affiliates, the leases or occupancy agreements and all amendments and modifications thereto which affect all or any portion of the Wells Affiliate Land or Wells Affiliate Improvements, including those in effect on the Effective Date, which are more particularly identified on EXHIBIT "I" attached hereto, and any amended or new leases entered into pursuant to Section 4.3(a) of this Agreement, which as of the Closing affect all or any portion of the Wells Affiliate Lands or Wells Affiliate Improvements.

         "Lease Guarantor" or "Lease Guarantors" shall mean each or more of the following guarantors of certain Leases or certain obligations of the tenants under such Leases affecting one or more of the following Properties:

                  (a) AmeriCredit Corp., as guarantor of the certain obligations of the tenant under the Lease with AmeriCredit Financial Services, Inc., affecting the Americredit Property;

                  (b) ASM Lithography Holding NV, as guarantor of certain obligations of the tenant under the Lease with ASM Lithography, Inc., affecting the ASML Property;

                  (c) Vanguard Cellular Financial Corp. (or its successor by merger), as guarantor of certain obligations of the tenant under the Lease with Pennsylvania Cellular Telephone Corp., affecting the AT&T
         (PA) Property;

                  (d) Electronic Data Systems Corporation, as guarantor of certain obligations of the tenant under the Lease with EDS Information Services LLC, affecting the EDS Property;

                  (e) Ingram Micro, Inc., as guarantor of certain obligations of the tenant under the Lease with Ingram Micro LP, affecting the Ingram Micro Property;

                  (f) Internet Security Systems, Inc., a Delaware corporation, as guarantor of certain obligations of the tenant under the Leases with Internet Security Systems, Inc., a Georgia corporation, affecting the ISS Property;

                  (g)   Kerr-McGee   Corporation,   as   guarantor   of  certain
         obligations of the tenant under the Lease with Kerr-McGee Oil & Gas Corporation, affecting the Kerr McGee Property;

                  (h)  Metris   Companies,   Inc.,   as   guarantor  of  certain
         obligations of the tenant under the Lease with Metris Direct, Inc., under its Lease, affecting the Metris Property;

Purchase and Sale Agreement

                  (i) Nissan North America, Inc., as guarantor of certain obligations of the tenant under the Lease with Nissan Motor Acceptance Corporation, affecting the Nissan Property;

                  (j) Transocean Sedco Forex, Inc, as guarantor of certain obligations of the tenant under the Lease with Transocean Offshore Deepwater Drilling, Inc., affecting the Transocean Property; and

                  (k)  Newpark   Resources,   Inc.,   as  guarantor  of  certain
         obligations of the tenant under the Lease with Newpark Drilling Fluids, Inc., affecting the Transocean Property.

         "Lease Guarantor Estoppel Certificate" or "Lease Guarantor Estoppel Certificates" shall mean those certain estoppel certificates executed on behalf of the applicable Lease Guarantors substantially in the form attached hereto as EXHIBIT "T" and made a part hereof.

         "Lease Guaranty" or "Lease Guaranties" shall mean any one or more of those certain guaranties of certain obligations of the tenants made by each Lease Guarantor.

         "Lender" or "Lenders" shall mean Bank of America, N.A. with respect to the Experian Property, the IKON Property and the Kraft Foods Property; and SouthTrust Bank, National Association with respect to the Alstom Power Property, the ASML Property and the Dial Corporation Property.

         "Letter of Credit" and "Letters of Credit" shall mean any one or more of those certain letters of credit delivered by certain tenants of the Properties to the Sellers who are the owners of such Properties, as more particularly described on EXHIBIT "J" attached hereto and made a part hereof.

         "Limited  Warranty  Deed"  shall have the meaning  ascribed  thereto in
Section 5.1(a) hereof.

         "Loan" or "Loans" shall mean each and all of the mortgage loans secured, respectively, by the following Properties: the Alstom Power Property, the ASML Property, the Dial Corporation Property, the Experian Property, the IKON Property and the Kraft Foods Property.

         "Losses"  shall have the  meaning  ascribed  thereto  in  Section  11.1 hereof.

         "Lucent Property" shall mean that certain improved and unimproved real property located in Cary, Wake County, North Carolina, together with certain related personal and intangible property, being the Wells OP Property identified as the "Lucent Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

Purchase and Sale Agreement

         "Lucent Property Declaration" shall mean that certain Declaration of Covenants, Conditions and Restrictions for Regency Park, dated February 1, 1996, recorded in Book 6933, page 342, Wake County, North Carolina Registry, as amended by First Amendment to Declaration of Covenants, Conditions and Restrictions for Regency Park, dated August 14, 1996, recorded in Book 7112, page 641, aforesaid records, as amended by Second Amendment to Declaration of Covenants, Conditions and Restrictions for Regency Park, dated August 30, 1996, recorded in Book 7135, page 870, aforesaid records, as amended by Third Amendment to Declaration of Covenants, Conditions and Restrictions for Regency Park, dated September 27, 1996, recorded in Book 7164, page 610, aforesaid records.

         "Major Tenant" or "Major Tenants" shall mean each one or more of the following tenants of the Properties:

                  (a) with respect to the Allstate Property, Allstate Insurance Company, an Illinois corporation;

                  (b) with respect to the Alstom Power Property, Alstom Power, Inc., a Delaware corporation;

                  (c) with respect to the AmeriCredit Property, AmeriCredit Financial Services, Inc., a Delaware corporation;

                  (d) with respect to the ASML Property, ASM Lithography, Inc., a Delaware corporation;

                  (e) with respect to the AT&T (OK) Property, AT&T Wireless Services, Inc., a Delaware corporation (successor in interest to AT&T Corp., a New York corporation);

                  (f) with respect to the AT&T (PA) Property, Pennsylvania Cellular Telephone Corp., a North Carolina corporation (d/b/a AT&T Wireless Services);

                  (g) with respect to the Bank of America Property, Bank of America NT & SA, a national banking corporation;

                  (h) with respect to the Capital One Property, Capital One Services, Inc., a Delaware corporation;

                  (i)      with  respect  to  the  Daimler  Chrysler   Property,
Chrysler Financial Company, LLC, a Michigan limited liability company;

                  (j) with respect to the Dana Farmington Hills Property, Dana Corporation, a Virginia corporation;

                  (k) with respect to the Dana Kalamazoo Property, Dana Corporation, a Virginia corporation;

Purchase and Sale Agreement

                  (l) with respect to the Dial Corporation Property, The Dial Corporation, a Delaware corporation;

                  (m) with respect to the EDS Property, EDS Information Services L.L.C., a Delaware limited liability company;

                  (n) with respect to the Experian Property, Experian Information Solutions, Inc., an Ohio corporation;

                  (o) with respect to the Gartner Property, Gartner, Inc., a Delaware corporation;

                  (p) with respect to the IKON Property, IKON Office Solutions, Inc., an Ohio corporation;

                  (q) with respect to the Ingram Micro Property, Ingram Micro L.P., a Tennessee limited partnership;

                  (r) with respect to the ISS Property, Internet Security Systems, Inc., a Georgia corporation;

                  (s) with respect to the John Wiley Property, John Wiley & Sons, Inc., a New York corporation;

                  (t) with respect to the Kerr McGee Property, Kerr-McGee Oil & Gas Corporation, a Delaware corporation;

                  (u) with respect to the Kraft Foods Property, Kraft Foods North America, Inc. a Delaware corporation;

                  (v)      with   respect   to  the  Lucent   Property,   Lucent
Technologies Inc., a Delaware corporation;

                  (w) with respect to the Metris Property, Metris Direct, Inc., a Delaware corporation;

                  (x) with respect to the Nissan Property, Nissan Motor Acceptance Company, a Delaware corporation;

                  (y) with respect to the Pacificare Property, PacifiCare Health Systems, Inc., a Delaware corporation;

                  (z) with respect to the Transocean Property, Transocean Offshore Deepwater Drilling Inc., a Delaware corporation, and Newpark Drilling Fluids, LLC, a Texas limited liability company; and

Purchase and Sale Agreement

                  (aa) with respect to the Travelers Express Property, Travelers Express Company, Inc., a Minnesota corporation.

         "Metris Property" shall mean that certain improved real property located in the City of Tulsa, Tulsa County, Oklahoma, together with certain related personal and intangible property, being the Wells OP Property identified as the "Metris Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Monetary Objection" or "Monetary Objections" with respect to each individual Property shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of such Property, (b) any mechanic's, materialman's or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of such Property), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of such Property which are delinquent, (d) any judgment of record (other than a judgment of record against a tenant under a Lease at such Property) against such Property in the county or other applicable jurisdiction in which such Property is located, (e) any other lien or other encumbrance affecting title to such Property which can be removed according to its terms by payment of a liquidated sum of money, excluding any such other liens or encumbrances which are (x) identified in clauses (a)-(d) in the definition of "Permitted Exceptions" or (y) are required to be removed by a tenant or other occupant under a Lease at such Property, and (f) Post Effective Date Encumbrances.

         "Nissan Property" shall mean that certain improved real property located in the City of Irving, Dallas County, Texas, together with certain related personal and intangible property, being the Wells OP Property identified as the "Nissan Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Nissan Quitclaim Deed" shall mean a quitclaim deed executed on behalf of Nissan Motor Acceptance Corporation confirming the termination of the repurchase option set forth in that certain vesting deed pursuant to which Wells OP acquired the Nissan Property.

         "Opus Indemnity" shall mean the agreement of Opus South Corporation to indemnify Wells OP with respect to the "Retained Obligations" (including certain corrective work to the building slab at the Pacificare Property), all as set forth (and as the term "Retained Obligations" is defined) in that certain Assignment and Assumption of Lease and Certain Agreements, dated July 12, 2002, by and among Opus South Corporation, Opus Management Corporation and Wells OP.

Purchase and Sale Agreement

         "Other  Notices of Sale"  shall have the  meaning  ascribed  thereto in
Section 5.1(ee) hereof.

         "Other Third Party Estoppel Certificate" and "Other Third Party Estoppel Certificates" shall have the meanings set forth in Section 4.3(i) hereof.

         "Outstanding ROFO/ROFR Party" shall mean Bank of America, NT & SA with respect to the Bank of America Property.

         "Pacificare Escrow Agreement" shall mean that certain Escrow Agreement, dated December 11, 2002, among PacifiCare Health Systems, Inc., Wells OP, as "beneficiary", and Wells Fargo Bank, National Association as "escrow agent".

         "Pacificare Property" shall mean that certain improved real property located in San Antonio, Bexar County, Texas, together with certain related personal and intangible property, being the Wells OP Property identified as the "Pacificare Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Permitted Exceptions" as to any individual Land and related Improvements shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent with respect to such Land and related Improvements, (b) the Leases affecting such Land and related Improvements, (c) such state of facts as would be disclosed by a current survey of such Land, (d) the matters identified as affecting such Land and related Improvements on EXHIBIT "K" attached hereto and made part hereof, and (e) such other easements, restrictions and encumbrances with respect to such Land and related Improvements that do not constitute Monetary Objections, and that are approved (or are deemed approved) by Purchaser in accordance with the provisions of Section 3.4 hereof. In addition, the term "Permitted Exceptions" as to the Kerr McGee Property shall also mean and include the Kerr McGee Sewer Easement substantially in the form attached hereto as EXHIBIT "Z" and made a part hereof; and the term "Permitted Exceptions" as to the Capital One Property shall also mean and include the Capital One Lake Easement Deed substantially in the form attached hereto as Exhibit "AA" and made a part hereof.

         "Personal Property" shall mean the Wells Affiliate Personal Property and the Wells OP Personal Property.

         "Post Effective Date Encumbrances" shall mean all encumbrances to title to the Properties, other than the matters identified in clauses (a)-(e) of the definition of "Monetary Objections" which first encumber title to any of the Properties by act or omission of Seller or any of Seller-Related Entities, which act or omission was committed or accrued after the Effective Date of this Agreement and in violation or breach by any Seller or any Seller-Related Entity of this Agreement.

Purchase and Sale Agreement

         "Property" shall mean any individual Wells OP Property or Wells Affiliate Property.

         "Property of such Seller" shall refer to the Wells OP Property as to Wells OP, the AT&T (OK) Property as to Wells Fund XII - REIT JV, the Americredit Property and the John Wiley Property as to Wells Fund XIII - REIT JV, the Alstom Power Property as to Wells Virginia REIT, the Bank of America Property as to
Wells Brea, the Daimler Chrysler Property as to Wells Westlake, the Dana (Farmington Hills) Property as to Wells Farmington Hills, the Dana (Kalamazoo) Property as to Dana Kalamazoo, the EDS Property as to Wells EDS, and the Gartner Office Building Property as to Wells Funds XI and XII - REIT JV.

         "Property Management Agreement" and "Property Management Agreements" shall mean any one or more of those certain third party management agreements more particularly described on Exhibit "Q" attached hereto and made a part hereof.

         "Property Manager" and "Property Managers" shall mean any one or more of the third party property managers retained by Sellers to provide property management services with respect to the Property or Properties of such Seller pursuant to the Property Management Agreements described on the attached Exhibit "Q".

         "Properties" shall mean the Wells OP Properties and the Wells Affiliate Properties collectively.

         "Properties of such Seller" shall refer to the Wells OP Properties as to Wells OP, and to the Americredit Property and the John Wiley Property as to Wells Fund XIII - REIT JV.

         "Purchase Price" shall be the amount specified in Section 2.5 hereof.

         "Purchaser-Related Entities" shall have the meaning ascribed thereto in
Section 11.1 hereof.

         "Purchaser-Waived  Breach" shall have the meaning  ascribed  thereto in
Section 11.3 hereof.

         "Purchaser's  Certificate"  shall have the meaning  ascribed thereto in
Section 5.2(p) hereof.

         "Purchaser's Counsel" shall mean Paul, Hastings, Janofsky & Walker, LLP, 75 East 55th Street, New York, New York 10022, Attention: Katherine B. Lipton.

         "Purchaser's Title Commitment" and "Purchaser's Title Commitments" shall have the meanings ascribed thereto in Section 3.4 hereof.

         "Real Estate Transfer Tax" and "Real Estate Transfer Taxes" shall mean the transfer tax, excise tax, documentary stamp tax or similar tax (however denominated) which may be imposed by the state, county and/or municipality in which each applicable Property is located

Purchase and Sale Agreement
and be payable in connection with the conveyance of such Property by the applicable Seller to Purchaser hereunder.

         "Right of Entry Agreement" shall mean that certain Right of Entry Agreement, dated as of December 29, 2004 (as amended), between and among Sellers and Purchaser.

         "ROFO/ROFR  Endorsement"  shall have the  meaning  ascribed  thereto in
Section 2.7(b) hereof.

         "ROFO/ROFR Party" and "ROFO/FOFR Parties" shall have the meanings ascribed thereto in Section 4.1(f) hereof.

         "ROFO/ROFR Rights" shall have the meaning ascribed thereto in Section 2.7(b) hereof.

         "SEC" shall mean the Securities and Exchange Commission.

         "Security Deposits" shall mean, with respect to the Properties, any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs) actually held by Wells OP or the applicable Wells Affiliate with respect to any of the Leases affecting each Property owned by Wells OP or such Wells Affiliate.

         "Seller-Related  Entities" shall have the meaning  ascribed  thereto in
Section 11.2 hereof.

         "Seller's Affidavit" shall mean the form of owner's affidavit to be given by each of the Sellers at Closing to the Title Company in the form attached hereto as SCHEDULE 13.

         "Seller's Certificate" shall mean the form of certificate to be executed and delivered by each of the Sellers to Purchaser at the Closing with respect to the truth and accuracy of such Seller's warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as SCHEDULE 14.

         "Seller's Counsel" shall mean Troutman Sanders LLP, Bank of America Plaza, Suite 5200, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216,
Attention: John W. Griffin and Leslie Fuller Secrest.

         "Seller's Estoppel" and "Sellers' Estoppels" shall mean estoppel certificates in the forms attached hereto as SCHEDULE 16 and made a part hereof, which may be executed and delivered by certain Sellers at Closing as contemplated in Sections 6.1(g) and 6.1(h) hereof.

         "Seller's Partial Termination Notice" shall have the meaning ascribed thereto in Section 6.2(d) hereof.

         "Seller's Title Commitment" and "Sellers' Title Commitments" shall have the meanings ascribed thereto in Section 3.4 hereof.

Purchase and Sale Agreement

         "Service Contracts" shall mean with respect to each applicable Seller all those certain contracts and agreements more particularly described as Service Contracts on EXHIBIT "L" attached hereto and made a part hereof relating to the repair, maintenance or operation of the Land, Improvements or Personal Property owned by such Seller which will extend beyond the Closing Date, including, without limitation, all equipment leases, and including those certain service agreements in the process of being completed and executed as described on the attached Exhibit "L", so long as the same shall be terminable on no more than thirty (30) days' notice, and without payment of penalty or premium.

         "SNDA" and "SNDAs" shall have the meanings ascribed thereto in Section 4.3(k) hereof.

         "Subsequent  Title Notice" shall have the meaning  ascribed  thereto in
Section 3.4 hereof.

         "Survey"  and  "Surveys"  shall have the  meaning  ascribed  thereto in
Section 3.4 hereof.

         "Tax Abatement Agreement" and "Tax Abatement Agreements" shall mean each and any one or more of the following:

                  (a) with respect to the Kerr McGee Property, (i) that certain Tax Abatement Agreement, dated on or about May 6, 2003, among the City of Houston, Texas, Wells OP, Kerr-McGee Oil & Gas Onshore, LLC and Kerr-McGee Oil & Gas Corporation, and (b) that certain Tax Abatement Agreement for Real Property Located in the Kerr-McGee Oil & Gas Reinvestment Zone, dated May 6, 2003, among Harris County, the Harris County Flood Control District, the Harris County Hospital District, the Port Authority of Harris County, Texas (collectively as the "County"), Wells OP, Kerr-McGee Oil & Gas Onshore LLC and Kerr-McGee Oil & Gas Corporation;

                  (b) with respect to the Pacificare Property, that certain Tax Phase-In Agreement with the City of Antonio, dated April 12, 2000, among PacifiCare Health Systems, Incorporated, Opus South Corporation and the City of San Antonio, Texas.

         "Taxes" shall have the meaning ascribed thereto in Section 5.4(a) hereof.

         "Tenant Estoppel Certificate" or "Tenant Estoppel Certificates" shall mean certificates to be sought from the tenants under the Leases in substantially the form attached hereto as EXHIBIT "M"; provided, however, if any Lease provides for the form or content of an estoppel certificate from the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein.

         "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment and club

Purchase and Sale Agreement
membership allowances and costs. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being understood and agreed that the Seller of the applicable Property shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

         "Tenant  Notices of Sale"  shall have the meaning  ascribed  thereto in
Section 5.1(cc) hereof.

         "Title Company" shall mean Chicago Title Insurance Company.

         "Title Commitment" and "Title Commitments" shall have the meanings ascribed thereto in Section 3.4 hereof.

         "Transfer Fees" shall mean the fee(s), if any, charged by the respective issuers of the Letters of Credit to transfer the Letters of Credit from the applicable Sellers to Purchaser as the beneficiary thereof.

         "Transocean Property" shall mean that certain improved real property located in Harris County, Texas, together with certain related personal and intangible property, being the Wells OP Property identified as the "Transocean Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Travelers Express Property" shall mean that certain improved real property located in Lakewood, Jefferson County, Colorado, together with certain related personal and intangible property, being the Wells OP Property identified as the "Travelers Express Property" on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Wells OP Improvements, Wells OP Personal Property, and Wells OP Intangible Property, and all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Wells OP Land and Wells OP Improvements.

         "Wells Affiliate" and "Wells Affiliates" shall mean each and any one or more of Wells Funds XII - REIT JV, Wells Fund XIII - REIT JV, Wells Virginia REIT, Wells Brea, Wells Westlake, Wells Farmington Hills, Wells Kalamazoo, Wells EDS and Wells Funds XI and XII REIT JV.

         "Wells Affiliate Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Wells Affiliate Lands, including without limitation, all parking areas and facilities, improvements and fixtures located on the Wells Affiliate Lands.

         "Wells Affiliate Intangible Property" shall mean all intangible property, if any, owned by each applicable Wells Affiliate and related to the Wells Affiliate Land and Wells Affiliate Improvements owned by such Wells Affiliate, including without limitation, the rights and

Purchase and Sale Agreement
interests, if any, of each Wells Affiliate in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering drawings for the Wells Affiliate Lands and Wells Affiliate Improvements; (ii) all assignable warranties or guaranties given or made in respect of the Wells Affiliate Improvements or Wells Affiliate Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Wells Affiliate Lands or Wells Affiliate Improvements; and (iv) all of the right, title and interest of each applicable Wells Affiliate in and to all assignable Service Contracts with respect to the Wells Affiliate Properties owned by each such Wells Affiliate that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells Affiliate Lands" shall mean those certain tracts or parcels of real property which are more particularly identified on EXHIBIT "A-2" attached hereto as the Alstom Power Property, the AmeriCredit Property, the Bank of America Property, the Daimler Chrysler Property, the Dana (Farmington Hills) Property, the AT&T (OK) Property, the Dana (Kalamazoo) Property, the EDS Property, the Gartner Office Building Property and the John Wiley Property, together with all rights, privileges and easements appurtenant to each of said real properties, and all right, title and interest, if any, of each applicable Wells Affiliate in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Wells Affiliate Land owned by such Wells Affiliate.

         "Wells Affiliate Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which either is licensed to a Wells Affiliate or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by each Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells Affiliate Land and Wells Affiliate Improvements owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Wells Affiliate Properties, internal analyses, information regarding the marketing of the Wells Affiliate Properties for sale, submissions relating to obtaining of corporate authorization for any Wells Affiliate, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of any Wells Affiliate or any Wells Affiliate property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells Affiliate Lands and Wells Affiliate Improvements owned by each applicable Wells Affiliate; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Affiliate Personal Property. The Wells Affiliate Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by each applicable Wells Affiliate to Purchaser subject to depletions, replacements and additions in the ordinary course of such Wells Affiliate's business.

Purchase and Sale Agreement

         "Wells Affiliate Property" shall mean and refer to any Wells Affiliate Land, together with the items set forth in Section 2.1(b), (c), (d) and (e) hereof with respect to such Wells Affiliate Land.

         "Wells Affiliate Properties" shall have the meaning ascribed thereto in
Section 2.1 hereof.

         "Wells Brea" shall mean Wells Brea I, L.P., a Delaware limited partnership.

         "Wells Brea Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Wells Brea Land, including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells Brea Land.

         "Wells Brea Intangible Property" shall mean all intangible property, if any, owned by Wells Brea and related to the Wells Brea Land identified on EXHIBIT "A-2" as the Bank of America Property and to the Wells Brea Improvements located on the Wells Brea Land, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering plans for such Wells Brea Land and the Wells Brea Improvements located thereon;
(ii) all assignable warranties or guaranties given or made in respect of the Wells Brea Improvements or Wells Brea Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Wells Brea Land or Wells Brea Improvements located thereon; and (iv) all of the right, title and interest of Wells Brea in and to all assignable Service Contracts with respect to the Wells Brea Property that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells Brea Land" shall mean those certain tracts or parcels of real property more particularly described on EXHIBIT "A-2" attached hereto and made a part hereof as the Bank of America Property.

         "Wells Brea Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells Brea or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells Brea Land and Wells Brea Improvements and owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for such Wells Brea Property, internal analyses, information regarding the marketing of the Wells Brea Property for sale, submissions relating to obtaining of corporate authorization for Wells Brea, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells Brea or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the

Purchase and Sale Agreement

Wells Brea Land and Wells Brea Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Brea Personal Property. The Wells Brea Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells Brea to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells Brea's business.

         "Wells Brea Property" shall mean and refer to the Wells Brea Land, together with the items set forth in Sections 2.1(b), (c), (d) and (e) with respect to the Wells Brea Land.

         "Wells EDS" shall mean Wells - EDS Des Moines, L.P., a Texas limited partnership.

         "Wells EDS Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Wells EDS Land, including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells EDS Land.

         "Wells EDS Intangible Property" shall mean all intangible property, if any, owned by Wells EDS and related to the Wells EDS Land identified on EXHIBIT "A-2" as the EDS Property and to the Wells EDS Improvements located on the Wells EDS Land, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering plans for such Wells EDS Land and the Wells EDS Improvements located thereon; (ii) all assignable warranties or guaranties given or made in respect of the Wells EDS Improvements or Wells EDS Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Wells EDS Land or Wells EDS Improvements located thereon; and (iv) all of the right, title and interest of Wells EDS in and to all assignable Service Contracts with respect to the Wells EDS Property that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells EDS Land" shall mean those certain tracts or parcels of real property more particularly described on EXHIBIT "A-2" attached hereto and made a part hereof as the EDS Property.

         "Wells EDS Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells EDS or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells EDS Land and Wells EDS Improvements and owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for such Wells EDS Property, internal analyses, information regarding the marketing of the Wells EDS Property for sale, submissions relating to obtaining of corporate

Purchase and Sale Agreement
authorization for Wells EDS, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells EDS or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells EDS
Land and Wells EDS Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells EDS Personal Property. The Wells EDS Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells EDS to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells EDS's business.

         "Wells EDS Property" shall mean and refer to the Wells EDS Land, together with the items set forth in Section 2.1(b), (c), (d) and (e) with respect to the Wells EDS Land.

         "Wells Farmington Hills" shall mean Danacq Farmington Hills LLC, a Delaware limited liability company.

         "Wells  Farmington  Hills   Improvements"  shall  mean  all  buildings,
structures  and  improvements  now or on the Closing Date  situated on the Wells
Farmington Hills Land, including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells Farmington Hills Land.

         "Wells Farmington Hills Intangible Property" shall mean all intangible property, if any, owned by Wells Farmington Hills and related to the Wells Farmington Hills Land identified on EXHIBIT "A-2" as the Dana (Farmington Hills) Property and to the Wells Farmington Hills Improvements located on the Wells Farmington Hills Land, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering plans for such Wells Farmington Hills Land and the Wells Farmington Hills Improvements located thereon; (ii) all assignable warranties or guaranties given or made in respect of the Wells Farmington Hills Improvements or Wells Farmington Hills Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Wells Farmington Hills Land or Wells Farmington Hills Improvements located thereon; and (iv) all of the right, title and interest of Wells Farmington Hills in and to all assignable Service Contracts with respect to the Wells Farmington Hills Property that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells Farmington Hills Land" shall mean that certain tract or parcel of real property more particularly described on EXHIBIT "A-2" attached hereto and made a part hereof as the Dana (Farmington Hills) Property.

         "Wells Farmington Hills Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells Farmington Hills or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery,

Purchase and Sale Agreement
apparatus and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells Farmington Hills Land and Wells Farmington Hills Improvements and owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for such Wells Farmington Hills Property, internal analyses, information regarding the marketing of the Wells Farmington Hills Property for sale, submissions relating to obtaining of corporate authorization for Wells Farmington Hills, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells Farmington Hills or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells Farmington Hills Land and Wells Farmington Hills
Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Farmington Hills Personal Property. The Wells Farmington Hills Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells Farmington Hills to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells Farmington Hills' business.

         "Wells Farmington Hills Property" shall mean and refer to the Wells Farmington Hills Land, together with the items set forth in Sections 2.1(b),
(c), (d) and (e) with respect to the Wells Farmington Hills Land.

         "Wells Fund XII - REIT JV" shall mean Wells Fund XII - REIT Joint Venture Partnership, a Georgia general partnership.

         "Wells Fund XII - REIT JV Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the applicable Wells Fund XII - REIT JV Land including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells Fund XII - REIT JV Land.

         "Wells Fund XII - REIT JV Intangible Property" shall mean all intangible property, if any, owned by Wells XII - REIT JV and related to the Wells Fund XII - REIT JV Land identified on EXHIBIT "A-2" as the AT&T (OK) Property and to the Wells Fund XII - REIT JV Improvements located on the AT&T
(OK) Property, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering plans for such Wells Fund XII - REIT JV Land and the Wells Fund XII - REIT JV Improvements located on such land; (ii) all assignable warranties or guaranties given or made in respect of the Wells Fund XII - REIT JV Improvements or Wells Fund XII - REIT JV Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of such Wells Fund XII - REIT JV Land or Wells Fund XII - JV Improvements located thereon; and (iv) all of the right, title and interest of Wells Funds XII - REIT JV in and to all assignable Service Contracts with respect to the Wells Fund XII - REIT JV Property that Purchaser agrees to assume (or is deemed to have agreed to assume).

Purchase and Sale Agreement

         "Wells Fund XII - REIT JV Land" shall mean that certain tract or parcel of real property more particularly described on EXHIBIT "A-2" attached hereto and made a part hereof as the AT&T (OK) Property.

         "Wells Fund XII - REIT JV Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells Fund XII - REIT JV or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells Fund XII - REIT JV Land and Wells Fund XII - REIT JV Improvements and owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Wells Fund XII - REIT JV Property, internal analyses, information regarding the marketing of the Wells Fund XII - REIT JV Property for sale, submissions relating to obtaining of corporate authorization for Wells Fund XII - REIT JV, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells Fund XII - REIT JV or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells Fund XII - REIT JV Land and Wells Fund XII - REIT JV Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Fund XII - REIT JV Personal Property. The Wells Fund XII - REIT JV Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells Fund XII - REIT JV to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells XII - REIT JV's business.

         "Wells Fund XII - REIT JV Property" shall mean and refer to the Wells Fund XII - REIT JV Land, together with the items set forth in Sections 2.1(b),
(c), (d) and (e) with respect to the Wells Fund XII - REIT JV Land.

         "Wells Fund XIII - REIT JV" shall mean Wells Fund XIII - REIT Joint Venture Partnership, a Georgia general partnership.

         "Wells Fund XIII - REIT JV Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated, respectively, on the applicable Wells Fund XIII - REIT JV Lands, including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells Fund XIII - REIT JV Lands.

         "Wells  Fund  XIII  - REIT  JV  Intangible  Property"  shall  mean  all intangible property, if any, owned by Wells XIII - REIT JV and related, respectively, to the Wells Fund XIII - REIT JV Land identified on EXHIBIT "A-2" as the Americredit Property and the John Wiley Property and to the Wells Fund XIII - REIT JV Improvements located respectively on the Americredit Property and the John Wiley Property, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications

Purchase and Sale Agreement
and other architectural and engineering plans for such Wells Fund XIII - REIT JV Land and the Wells Fund XIII - REIT JV Improvements located on such land; (ii) all assignable warranties or guaranties given or made in respect of the applicable Wells Fund XIII - REIT JV Improvements or Wells Fund XIII - REIT JV Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of such Wells Fund XIII - REIT JV Lands or Wells Fund XIII - JV Improvements located thereon; and (iv) all of the right, title and interest of Wells Funds XIII - REIT JV in and to all assignable Service Contracts with respect to each of such Wells Fund XIII - REIT JV Properties owned by Wells Fund XIII - REIT JV that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells Fund XIII - REIT JV Land" and "Wells Fund XIII - REIT JV Lands" shall mean those certain tracts or parcels of real property more particularly and respectively described on EXHIBIT "A-2" attached hereto and made a part hereof as the Americredit Property and the John Wiley Property.

         "Wells Fund XIII - REIT JV Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells Fund XIII - REIT JV or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of either of the Wells Fund XIII - REIT JV Lands and Wells Fund XIII - REIT JV Improvements and owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for such Wells Fund XIII - REIT JV Properties, internal analyses, information regarding the marketing of the Wells Fund XIII - REIT JV Properties for sale, submissions relating to obtaining of corporate authorization for Wells Fund XIII - REIT JV, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells Fund XIII - REIT JV or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells Fund XIII - REIT JV Lands and Wells Fund XIII - REIT JV Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Fund XIII - REIT JV Personal Property. The Wells Fund XIII - REIT JV Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells Fund XIII - REIT JV to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells XIII - REIT JV's business.

         "Wells Fund XIII - REIT JV Property" shall mean and refer to the Wells Fund XIII - REIT JV Lands, together with the items set forth in Sections 2.1(b),
(c), (d) and (e) with respect to such Wells Fund XIII - REIT JV Land.

Purchase and Sale Agreement

         "Wells Funds XI and XII REIT JV" shall mean The Wells Funds XI - Fund XII - REIT Joint Venture Partnership, a Georgia general partnership.

         "Wells Funds XI and XII REIT JV Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Wells Funds XI and XII REIT JV Land, including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells Funds XI and XII REIT JV Land.

         "Wells Funds XI and XII REIT JV Intangible Property" shall mean all intangible property, if any, owned by Wells Funds XI and XII REIT JV and related to the Wells Funds XI and XII REIT JV Land identified on EXHIBIT "A-2" as the Gartner Property and to the Wells Funds XI and XII REIT JV Improvements located on the Wells Funds XI and XII REIT JV Land, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering plans for such Wells Funds XI and XII REIT JV Land and the Wells Funds XI and XII REIT JV Improvements located thereon; (ii) all assignable warranties or guaranties given or made in respect of the Wells Funds XI and XII REIT JV Improvements or Wells Funds XI and XII REIT JV Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Wells Funds XI and XII REIT JV Land or Wells Funds XI and XII REIT JV Improvements located thereon; and (iv) all of the right, title and interest of Wells Funds XI and XII REIT JV in and to all assignable Service Contracts with respect to the Wells Funds XI and XII REIT JV Property that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells Funds XI and XII REIT JV Land" shall mean those certain tracts or parcels of real property more particularly described on EXHIBIT "A-2" attached hereto and made a part hereof as the Gartner Property.

         "Wells Funds XI and XII REIT JV Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells Funds XI and XII REIT JV or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells Funds XI and XII REIT JV Land and Wells Funds XI and XII REIT JV Improvements and owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for such Wells Funds XI and XII REIT JV Property, internal analyses, information regarding the marketing of the Wells Funds XI and XII REIT JV Property for sale, submissions relating to obtaining of corporate authorization for Wells Funds XI and XII REIT JV, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells Funds XI and XII REIT JV or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells Funds

Purchase and Sale Agreement

XI and XII REIT JV Land and Wells Funds XI and XII REIT JV Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Funds XI and XII REIT JV Personal Property. The Wells Funds XI and XII REIT JV Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells Funds XI and XII REIT JV to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells Funds XI and XII REIT JV's business.

         "Wells Funds XI and XII REIT JV Property" shall mean and refer to the Wells Funds XI and XII REIT JV Land, together with the items set forth in Sections 2.1(b), (c), (d) and (e) with respect to the Wells Funds XI and XII REIT JV Land.

         "Wells Kalamazoo" shall mean Danacq Kalamazoo LLC, a Delaware limited liability company.

         "Wells Kalamazoo Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Wells Kalamazoo Land, including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells Kalamazoo Land.

         "Wells Kalamazoo Intangible Property" shall mean all intangible property, if any, owned by Wells Kalamazoo and related to the Wells Kalamazoo Land identified on EXHIBIT "A-2" as the Dana (Kalamazoo) Property and to the Wells Kalamazoo Improvements located on the Wells Kalamazoo Land, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering plans for such Wells Kalamazoo Land and the Wells Kalamazoo Improvements located thereon; (ii) all assignable warranties or guaranties given or made in respect of the Wells Kalamazoo Improvements or Wells Kalamazoo Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Wells Kalamazoo Land or Wells Kalamazoo Improvements located thereon; and (iv) all of the right, title and interest of Wells Kalamazoo in and to all assignable Service Contracts with respect to the Wells Kalamazoo Property that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells Kalamazoo Land" shall mean that certain tract or parcel of real property more particularly described on EXHIBIT "A-2" attached hereto and made a part hereof as the Dana (Kalamazoo) Property.

         "Wells Kalamazoo Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells Kalamazoo or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells Kalamazoo Land and Wells Kalamazoo Improvements and owned

Purchase and Sale Agreement
by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for such Wells Kalamazoo Property, internal analyses, information regarding the marketing of the Wells Kalamazoo Property for sale, submissions relating to obtaining of corporate authorization for Wells Kalamazoo, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells Kalamazoo or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells Kalamazoo Land and Wells Kalamazoo Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Kalamazoo Personal Property. The Wells Kalamazoo Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells Kalamazoo to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells Kalamazoo's business.

         "Wells Kalamazoo Property" shall mean and refer to the Wells Kalamazoo Land, together with the items set forth in Sections 2.1(b), (c), (d) and (e) with respect to the Wells Kalamazoo Land.

         "Wells OP" shall mean Wells Operating Partnership, L.P., a Delaware limited partnership.

         "Wells OP Ground Lease" and "Wells OP Ground Leases" shall mean each and any one or more of the ASML Sub-Ground Lease, the Ingram Micro Bond Lease and the ISS Bond Lease and all amendments and modifications thereto.

         "Wells OP Ground Lease Land" and "Wells OP Ground Lease Lands" shall mean any one or more of those certain tracts or parcels of real property more particularly described on EXHIBIT "A-3" attached hereto and made a part hereof as the ASML Property in Maricopa County, Arizona, the Ingram Micro Property in
Shelby  County,  Tennessee,  and the ISS  Property  in Atlanta,  Fulton  County,
Georgia.

         "Wells OP Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the applicable Wells OP Land, including without limitation, all parking areas and facilities, improvements and fixtures located on each applicable Wells OP Land.

         "Wells OP Intangible Property" shall mean all intangible property, if any, owned by Wells OP and related to each applicable Wells OP Property, including without limitation, the rights and interests, if any, of Wells OP in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering drawings for the Wells OP Improvements located on the applicable Wells OP Land; (ii) all assignable warranties or guaranties given or made in respect of such Wells OP Improvements or Wells OP Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board,

Purchase and Sale Agreement
commission, bureau or other entity or instrumentality solely in respect of the applicable Wells OP Lands; and (iv) all of the right, title and interest of Wells OP in and to all assignable Service Contracts with respect to the applicable Wells OP Land to which such Service Contracts relate and that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells OP Lands" shall mean all those certain tracts or parcels of real property which are more particularly identified on EXHIBIT "A-1" attached hereto as the Allstate Property in Decatur Township, Marion County, Indiana, the AT&T
(PA) Property in Susquehanna Township, Dauphin County, Pennsylvania, the Capital One Property in Henrico County, Virginia, the Dial Corporation Property, in Maricopa County, Arizona, the Experian Property in Collin County, Texas, the Gartner Surface Parking Property in Lee County, Florida, the IKON Property in Harris County, Texas, the Kerr McGee Property in Harris County, Texas, the Kraft Foods Property in Forsyth County, Georgia, the Lucent Property in Wake County, North Carolina, the Metris Property in Tulsa County, Oklahoma, the Nissan Property in the City of Irving, Dallas County, Texas, the Pacificare Property in Bexar County, Texas, the Transocean Property in Harris County, Texas, and the Travelers Express Property in Jefferson County, Colorado, and the Wells OP Leasehold Interests in those certain tracts or parcels of land more particularly described on the attached EXHIBIT "A-3" as the ASML Property in Maricopa County, Arizona, the Ingram Micro Property in Shelby County, Tennessee, and the ISS Property in Atlanta, Fulton County, Georgia, together with all rights, privileges and easements appurtenant to each of said real properties or leasehold estates, and all right, title and interest, if any, of Wells OP in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting each applicable Wells OP Land.

         "Wells OP Leasehold Interests" shall mean the interests of the "lessee" existing under and by virtue of the ASML Sub-Ground Lease, the Ingram Micro Bond Lease and the ISS Bond Lease.

         "Wells OP Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which either is licensed to Wells OP or which Wells OP deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by Wells OP and currently used exclusively in the operation, repair and maintenance of the applicable Wells OP Land and Wells OP Improvements and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Wells OP Properties, internal analyses, information regarding the marketing of the Wells OP Properties for sale, submissions relating to Wells OP's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells OP or Wells OP's property managers which Wells OP reasonably deems proprietary) relating to the Wells OP Land and Wells OP Improvements or Wells OP Leasehold Estates; provided, however, the property described on EXHIBIT "B-1" attached hereto and made a part hereof is expressly excluded from the definition of Wells OP Personal Property. The Wells OP Personal Property does not include any property owned by tenants, contractors or licensees, and shall be

Purchase and Sale Agreement
conveyed by Wells OP to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells OP's business.

         "Wells OP Property" shall mean and refer to (x) the Wells OP Lands, together with the items set forth in Section 2.2(b), (d), (e) and (f) hereof with respect to each such Wells OP Land, or (y) Wells OP Ground Lease Land and the interest of Wells OP under the Wells OP Ground Leases together with all the rights of Wells OP under and pursuant to the Ingram Micro Bond Lease and the ISS Bond Lease to purchase the fee simple title to the Land and Improvements subject to each of said Wells OP Ground Leases, together with the items set forth in
Section 2.2(e) and (f) hereof with respect to the Wells OP Ground Lease Land.

         "Wells OP  Properties"  shall  have the  meaning  ascribed  thereto  in
Section 2.2 hereof.

         "Wells Virginia REIT" shall mean Wells REIT, LLC, VA I, a Georgia limited liability company.

         "Wells Virginia REIT Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Wells Virginia REIT Land, including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells Virginia REIT Land.

         "Wells Virginia REIT Intangible Property" shall mean all intangible property, if any, owned by Wells Virginia REIT and related to the Wells Virginia REIT Land identified on EXHIBIT "A-2" as the Alstom Power Property and to the Wells Virginia REIT Improvements located on the Wells Virginia REIT Land, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering plans for such Wells Virginia REIT Land and the Wells Virginia REIT Improvements located thereon;
(ii) all assignable warranties or guaranties given or made in respect of the Wells Virginia REIT Improvements or Wells Virginia REIT Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Wells Virginia REIT Land or Wells Virginia REIT Improvements located thereon; and (iv) all of the right, title and interest of Wells Virginia REIT in and to all assignable Service Contracts with respect to the Wells Virginia REIT Property that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells Virginia REIT Land" shall mean that certain tract or parcel of real property more particularly described on EXHIBIT "A-2" attached hereto and made a part hereof as the Alstom Power Property.

         "Wells Virginia REIT Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells Virginia REIT or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus

Purchase and Sale Agreement
and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells Virginia REIT Land and Wells Virginia REIT Improvements and owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for such Wells Virginia REIT Property, internal analyses, information regarding the marketing of the Wells Virginia REIT Property for sale, submissions relating to obtaining of corporate authorization for Wells Virginia REIT, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells Virginia REIT or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells Virginia REIT Land and Wells Virginia REIT Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Virginia REIT Personal Property. The Wells Virginia REIT Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells Virginia REIT to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells Virginia REIT's business.

         "Wells Virginia REIT Property" shall mean and refer to the Wells Virginia REIT Land, together with the items set forth in Sections 2.1(b), (c),
(d) and (e) with respect to the Wells Virginia REIT Land.

         "Wells Westlake" shall mean Westlake Wells, L.P., a Texas limited partnership.

         "Wells Westlake Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Wells Westlake Land, including, without limitation, all parking areas and facilities, improvements and fixtures located on such Wells Westlake Land.

         "Wells Westlake Intangible Property" shall mean all intangible property, if any, owned by Wells Westlake and related to the Wells Westlake Land identified on EXHIBIT "A-2" as the Daimler Chrysler Property and to the Wells Westlake Improvements located on the Wells Westlake Land, including, without limitation, the rights and interests, if any, in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering plans for such Wells Westlake Land and the Wells Westlake Improvements located thereon; (ii) all assignable warranties or guaranties given or made in respect of the Wells Westlake Improvements or Wells Westlake Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Wells Westlake Land or Wells Westlake Improvements located thereon; and (iv) all of the right, title and interest of Wells Westlake in and to all assignable Service Contracts with respect to the Wells Westlake Property that Purchaser agrees to assume (or is deemed to have agreed to assume).

         "Wells Westlake Land" shall mean those certain tracts or parcels of real property more particularly described on EXHIBIT "A-2" attached hereto and made a part hereof as the Daimler Chrysler Property.

Purchase and Sale Agreement

         "Wells Westlake Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Wells Westlake or which such Wells Affiliate deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT "W" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by such Wells Affiliate and currently used exclusively in the operation, repair and maintenance of the Wells Westlake Land and Wells Westlake Improvements and owned by such Wells Affiliate and situated thereon, including, without limitation, those specific items of personal property (if any) more particularly described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for such Wells Westlake Property, internal analyses, information regarding the marketing of the Wells Westlake Property for sale, submissions relating to obtaining of corporate authorization for Wells Westlake, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Wells Westlake or any third party property manager which such Wells Affiliate reasonably deems proprietary) relating to the Wells Westlake Land and Wells Westlake Improvements; provided, however, the property described on EXHIBIT "B-2" attached hereto and made a part hereof is expressly excluded from the definition of Wells Westlake Personal Property. The Wells Westlake Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Wells Westlake to Purchaser subject to depletions, replacements and additions in the ordinary course of Wells Westlake's business.

         "Wells Westlake Property" shall mean and refer to the Wells Westlake Land, together with the items set forth in Sections 2.1(b), (c), (d) and (e) with respect to the Wells Westlake Land.

                                   ARTICLE 2.
                                PURCHASE AND SALE

         2.1. Agreement to Sell and Purchase the Wells Affiliate Properties. Subject to and in accordance with the terms and provisions of this Agreement, each Wells Affiliate agrees to sell and Purchaser agrees to purchase, the following properties respectively owned by such Wells Affiliate (collectively, the "Wells Affiliate Properties"):

                  (a)      the Wells Affiliate Lands;

                  (b)      the Wells Affiliate Improvements;

                  (c) all right, title and interest of the applicable Wells Affiliate as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to the Wells Affiliate Lands and Wells Affiliate Improvements owned by such Wells Affiliate;

                  (d)      the Wells Affiliate Personal Property; and

Purchase and Sale Agreement

                  (e)      the Wells Affiliate Intangible Property.

         2.2. Agreement to Sell and Purchase the Wells OP Properties. Subject to and in accordance with the terms and provisions of this Agreement, Wells OP agrees to sell and Purchase agrees to purchase, the following properties (the "Wells OP Properties"):

                  (a)      the Wells OP Lands;

                  (b)      the Wells OP Improvements;

                  (c) the Wells OP Leasehold Estates, together with the rights of Wells OP under and pursuant to the Ingram Micro Bond Lease and the ISS Bond Lease to purchase the Wells OP Land and Wells OP Improvements located respectively on such Land;

                  (d) all right, title and interest of Wells OP as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to the Wells OP Land and Wells OP Improvements;

                  (e)      the Wells OP Personal Property; and

                  (f)      the Wells OP Intangible Property.

         2.3. Permitted Exceptions. Each of the Properties shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions with respect to such Property subject to Purchaser's objection rights and Sellers' cure obligations under Section 3.4 hereof.

         2.4.     Earnest Money.

                  (a) Within one (1) Business Day following the execution and delivery of this Agreement by Seller and Purchaser, Purchaser shall deliver the Earnest Money to Escrow Agent by federal wire transfer, payable to Escrow Agent, which Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement. The parties hereto mutually acknowledge and agree that time is of the essence in respect of Purchaser's timely deposit of the Earnest Money with Escrow Agent; and that if Purchaser fails to timely deposit the Earnest Money with Escrow Agent, this Agreement shall terminate, and neither party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.

                  (b) The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. The Earnest Money shall be applied to the Properties as set forth on EXHIBIT "N" attached hereto and made a part hereof. Interest and other income from time to time earned on the Earnest Money shall be earned for the account of Purchaser, and shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Earnest Money and all such interest and other income.

Purchase and Sale Agreement

         2.5. Purchase Price. Subject to adjustment and credits as otherwise specified in this Section 2.5 and elsewhere in this Agreement, the aggregate purchase price (the "Purchase Price") to be paid by Purchaser to Sellers for the Properties shall be Seven Hundred Eighty-Six Million and No/100 Dollars ($786,000,000.00 U.S.). The Purchase Price shall be allocated to Wells OP and to each Wells Affiliate with respect to each of the Properties as set forth on EXHIBIT "P" attached hereto and made a part hereof. The Purchase Price shall be paid by Purchaser to Sellers at the Closing as follows:

                  (a) The Earnest Money shall be paid by Escrow Agent to Sellers at Closing; and

                  (b) At Closing, the balance of the Purchase Price allocated to each Seller and such Seller's Property, after applying, as partial payment of the Purchase Price allocated to such Seller, an amount equal to the Earnest Money and subject to prorations and other adjustments specified in this Agreement, shall be paid by Purchaser in immediately available funds to the Title Company, for further delivery to an account or accounts designated by each Seller. If the amount due from Purchaser pursuant to this Agreement is not received by the Title Company on or before the later of 3:00 p.m. Eastern Standard Time or in sufficient time for reinvestment on the Closing Date or in sufficient time for the Lenders to receive the amount required for payoff of the Loans on the Closing Date, then Purchaser shall reimburse Sellers for loss of interest due to the inability to reinvest Sellers' funds on the Closing Date or the inability of the applicable Seller to pay off any Loan payable to its Lender on the Closing Date, calculated at the rate of eight percent (8%) per annum (calculated on a per diem basis, using a 365-day year). The provisions of the preceding sentence of this Section 2.5(b) shall survive the Closing.

         2.6. Independent Contract Consideration. In addition to, and not in lieu of, the delivery to Escrow Agent of the Earnest Money, concurrently with Purchaser's execution and delivery of this Agreement to Sellers, Purchaser shall deliver to Wells OP, as a Seller or as a general partner or member of each Seller, Purchaser's check, payable to the order to Wells OP, as Seller and as agent of each other Seller, in the amount of One Hundred and No/100 Dollars ($100.00). Sellers and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Sellers' execution and delivery of this Agreement and Purchaser's right to inspect the Properties pursuant to Article III. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.

         2.7.     Closing.

                  (a) Except as specifically provided to the contrary in subsections (b), (c) and (d) of this Section 2.7, the consummation of the sale by Sellers and purchase by Purchaser of the Properties (the "Closing") shall be held on March 25, 2005 (the "First Closing Date") at the offices of Sellers' Counsel, Troutman Sanders, LLP, Suite 5200, Bank of America Plaza, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216, at 10:00 A.M. It is contemplated that the transaction shall be closed with the concurrent delivery of the documents of title and the payment of the Purchase Price. Notwithstanding the foregoing, there shall be no requirement that Sellers

Purchase and Sale Agreement
and Purchaser physically meet for the Closing, and all documents to be delivered at the Closing shall be delivered to the Title Company or in escrow to Sellers' Counsel unless the parties hereto mutually agree otherwise. Sellers and Purchaser agree to use reasonable efforts to complete all requirements for the Closing prior to the First Closing Date.

                  (b) Specifically notwithstanding the foregoing, and except as specifically provided to the contrary in subsections (c) and (d) of this Section 2.7, and subject to the terms of this Agreement, if on the First Closing Date, the rights of the Outstanding ROFO/ROFR Party (the "ROFO/ROFR Rights") to purchase the Bank of America Property pursuant to the terms of the Bank of America Lease and Sellers' Offer Notice in connection therewith, shall not have been waived (or deemed to have been waived) by the Outstanding ROFO/ROFR Party pursuant to the terms of such Lease, then, as to said Property (the "Deferred Closing Property"), the Closing as to such Deferred Closing Property shall take place at the offices of Sellers' Counsel as set forth above (or such other location in Atlanta, Georgia as Seller and Purchaser may mutually agree), at 10:00 A.M. on the date that is no later than fifteen (15) days following the date on which the Outstanding ROFO/ROFR Party shall have waived (or shall be deemed to have waived) its right to purchase the Bank of America Property pursuant to the terms of such Lease or such earlier date as the Seller and Purchaser may agree in writing; provided, however, Purchaser shall have no obligations with respect to such Deferred Closing Property unless the Title Company is prepared to issue its title policy insuring Purchaser's title to such Deferred Closing Property either (a) including coverage affirming that the ROFO/ROFR Rights with respect to the sale of such Deferred Closing Property to Purchaser have been waived, or (b) providing that the ROFO/ROFR Rights with respect to the sale of such Property to Purchaser are not an encumbrance to title thereto (an "ROFO/ROFR Endorsement"). Subject to the foregoing, the Closing as to such Deferred Closing Property shall take place at such specific place, time and date (a "Deferred Closing Date") as shall be designated by Purchaser in a written notice to Sellers not less than three (3) Business Days prior to such Closing. If Purchaser fails to give notice of the Deferred Closing Date, then, subject to delivery of the applicable ROFO/ROFR Endorsement, the Closing of the Deferred Closing Property shall be held on the thirtieth (30th) day following the date on which the Outstanding ROFO/ROFR Party shall have waived (or been deemed to have waived) its right to purchase the Deferred Closing Property, as such waiver has been confirmed by written notice from Sellers to Purchaser, with such Closing to be held at the offices of Sellers' Counsel, at the address set forth in Section 2.7(a) above. Notwithstanding the foregoing, there shall be no requirement that Sellers and Purchaser physically meet for the Closing, and all documents to be delivered at the Closing shall be delivered to the Title Company or in escrow to Sellers' Counsel unless the parties hereto mutually agree otherwise. Sellers and Purchaser agree to use reasonable efforts to complete all requirements for the Closing prior to the Deferred Closing Date.

                  (c) Notwithstanding anything to the contrary contained in this Section 2.7, Sellers and Purchaser each shall have the right to adjourn the First Closing Date to a date not earlier than April 4, 2005, nor later than April 29, 2005, by written notice to other party and Escrow Agent given on or before March 22, 2005, and specifying in said notice the date for the adjourned Closing (a "Deferred Closing Date"). In the event Sellers or Purchaser shall so elect to adjourn the Closing, then the Closing shall take place at the offices of Sellers' Counsel as set forth above (or such other location in Atlanta, Georgia as Sellers and Purchaser may mutually

Purchase and Sale Agreement
agree), at 10:00 A.M. on the date so specified in Sellers' notice or Purchaser's notice; and if Sellers or Purchaser fail to specify the date in said notice, then such Deferred Closing Date shall be deemed to be April 29, 2005.

                  (d) If at any time after the Effective Date of this Agreement but prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange shall have been suspended, or (ii) national banks shall have been closed, then either party shall have the right to extend the Closing Date until such time as trading in securities generally on the New York Stock Exchange has recommenced or national banks have re-opened, by giving written notice to the other and to Escrow Agent; but in no event shall the Closing occur later than June 30, 2005.

                                   ARTICLE 3.
                    PURCHASER'S INSPECTION AND REVIEW RIGHTS

         3.1.     Due Diligence Inspections.

                  (a) From and after the "Effective Date" (as defined in and pursuant to the Right of Entry Agreement) until the Closing Date or earlier termination of the inspection rights of Purchaser under the Right of Entry Agreement or under this Agreement, Sellers shall permit Purchaser and its authorized representatives to inspect the Properties, to perform due diligence and environmental investigations, to examine the records of Sellers with respect to the Properties, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request. All such inspections shall be nondestructive in nature, and specifically shall not include any physically intrusive testing. All such inspections shall be performed in such a manner to minimize any interference with the business of the tenants under the Leases and the Wells OP Ground Leases at the Properties and, in each case, in compliance with the rights and obligations of the applicable Seller as landlord under the applicable Leases and as lessee under the Ground Leases. Purchaser agrees that Purchaser shall make no contact with and shall not interview tenants without the express prior consent of Sellers. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the inspection of the Properties shall be solely Purchaser's expense. Sellers reserve the right to have a representative present at the time of making any such inspection. Purchaser shall notify Sellers not less than two (2) Business Days in advance of making any such inspection.

                  (b) If any Closing is not consummated hereunder, Purchaser shall promptly deliver to Sellers (if contractually permitted to do so) copies of all reports, surveys and other information furnished to Purchaser by third parties in connection with such inspections with respect to any Property as to which the Closing fails to occur, provided that Purchaser is not contractually prohibited from doing so; provided further, however, that delivery of such copies and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise. Purchaser shall use commercially reasonable efforts to avoid any contractual obligations prohibiting the delivery to Sellers of copies of such

Purchase and Sale Agreement
reports, surveys and information. This Section 3.1(b) shall survive the termination of this Agreement.

                  (c) To the extent that Purchaser or any of its representatives, agents or contractors damages or disturbs the Properties or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Sellers from and against any and all expense, loss or damage which Sellers may incur (including, without limitation, reasonable attorney's fees actually incurred) as a result of any act or omission of Purchaser or its representatives, agents or contractors, other than any expense, loss or damage to the extent arising from any act or omission of Sellers during any such inspection. Said indemnification shall not extend to pre-existing conditions merely discovered by Purchaser. Said indemnification agreement shall survive the final Closing under this Agreement, or earlier termination of this Agreement, until the expiration of any applicable statute of limitations. Purchaser shall maintain and shall ensure that Purchaser's consultants and contractors maintain commercial general liability insurance in an amount not less than $2,000,000, combined single limit, and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Properties or any part thereof made on Purchaser's behalf. Purchaser agrees to provide to Sellers, upon Sellers' request, a certificate of insurance with regard to each applicable liability insurance policy prior to any entry upon the Properties by Purchaser or its consultants or contractors, as the case may be, pursuant to this Section 3.1.

                  (d) Sellers hereby agree that prior to the termination of this Agreement, neither Sellers nor any of Sellers' respective affiliates, subsidiaries, agents, representatives or successors shall enter into any contract to sell or transfer (directly or indirectly) any one or more of the Properties or any interest therein or negotiate with any third party respecting the sale of the Properties or any interest therein, except that this Section 3.1(d) shall not affect or limit any action the Sellers may take in order to comply with any rights of first offer or rights of first refusal under existing Leases affecting the Properties.

         3.2. Deliveries by Sellers to Purchaser; Purchaser's Access to Property Records of Sellers.

                  (a) Sellers and Purchaser acknowledge that all of the following (the "Due Diligence Deliveries") either have been or shall be delivered or made available to Purchaser (and Purchaser further acknowledges that no additional items are required to be delivered by Sellers or any of them to Purchaser except as may be expressly set forth in other provisions of this Agreement):

                           (i) Copies of current property tax bills with respect to each Property.

                           (ii) Copies of operating statements for the past twenty-four (24) months with respect to each Property.

Purchase and Sale Agreement

                           (iii) Copies of all Leases and guarantees relating thereto existing as of the Effective Date with respect to each Property.

                           (iv)     An aged tenant  receivable  report,  if any,
                                    regarding   income  from  the  tenants  with
                                    respect to each Property.

                           (v) Copies of all Commission Agreements in the possession of Sellers with respect to each Property.

                           (vi) Copies of all Service Contracts currently in place with respect to each Property.

                           (vii) Copies of the current commitments for title insurance issued by the Title Company with respect to each of the Properties.

                           (viii) Copies of the Existing Surveys with respect to the Land and the Wells OP Ground Lease Land.

                           (ix)     Copies of the Wells OP  Ground  Leases,  and
                                    each  of  the  title  documents   listed  on
                                    EXHIBIT "I" attached hereto.

                           (x) Copies of the Existing Environmental Reports with respect to each Property.

                           (xi) Copies of Sellers' offering notices to each of the tenants and the Declarant as described in clauses (i), (iii), (iv), (v),
                                    (viii), (ix), (x), (xi) and (xii) of Section
                                    4.1(f) hereof.

                           (xii)    Copies of all certificates of occupancy with
                                    respect  to  each  Property   which  are  in
                                    Sellers' possession.

                  (b)      From the "Effective Date" (as defined in and pursuant
to the Right of Entry Agreement) until the last Closing Date under this Agreement, or earlier termination of this Agreement, Sellers shall allow Purchaser and Purchaser's representatives, on reasonable advance notice and during normal business hours, to have access to Sellers' existing non-confidential books, records and files relating to the Properties, at Sellers' respective on-site management offices at the Properties, at the office of the Broker, or at the office of Sellers at 6200 The Corners Parkway, Norcross, Georgia 30092, for the purpose of inspecting and (at Purchaser's expense) copying the same, including, without limitation, the materials listed below (to the extent any or all of the same are in the possession of Sellers), subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Sellers or any of them may be bound, and provided that none of the Sellers shall be required to deliver or make available to Purchaser any appraisals, third party reports (other than the Existing Environmental Reports) obtained by any Seller prior to the acquisition of the Property or Properties by such Seller, strategic plans for the Properties or any of them, internal analyses, information regarding the marketing for sale of the Properties or any of them, submissions relating to such Seller's obtaining of corporate

Purchase and Sale Agreement
authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Sellers or any of them which Sellers or any of them deem proprietary. Purchaser acknowledges and agrees, however, that Sellers make no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness or otherwise of any of such records, evaluations, data, investigations, reports or other materials. If the Closing contemplated hereunder fails to take place for any reason, Purchaser shall promptly return (or certify as having destroyed) all copies of materials copied from the books, records and files of Sellers or any of them relating to the Properties. It is understood and agreed that none of the Sellers shall have any obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in the possession or control of such Sellers. Subject to the foregoing, Sellers agree to make available to Purchaser for inspection and copying, without limitation, the following books, records and files relating to the Properties, all to the extent the same are in the possession of Sellers:

                           (i) Tenant Information. Copies of any financial statements or other financial information of any tenants under the Leases (and the Lease guarantors), written information relative to the tenants' payment histories, tenant correspondence, and copies of all certificates of insurance provided by such tenants pursuant to the terms of their respective Leases at the Properties, to the extent the applicable Wells Affiliate or Wells OP has the same in its possession;

                           (ii) Plans. All available construction plans and specifications in the possession of the applicable Wells Affiliate or Wells OP relating to the development, condition, repair and maintenance of the Properties, the Improvements and the Personal Property;

                           (iii) Permits; Licenses. Copies of any permits, licenses, or other similar documents in the possession of the applicable Wells Affiliate or Wells OP relating to the use, occupancy or operation of the Properties; and

                           (iv) Operating Costs and Expenses. All available records of any operating costs and expenses for the Properties in the possession of the applicable Wells Affiliate or Wells OP.

                  (c) Subject to Section 12.4 hereof, for a period of time commencing on the Effective Date of this Agreement and continuing through the date that is seventy-five (75) days after the date of Closing, if Purchaser determines in good faith that it is required to file financial statements, pro formas and any other required financial information in compliance with (i) any or all of Rule 3-05 or 3-14 of Regulation S-X of the SEC, or (ii) any registration statement, 424(b) prospectus, report or disclosure statement filed with the SEC by or on behalf of Purchaser, Sellers, upon reasonable advance written notice from Purchaser, and at Purchaser's sole cost and expense, shall use good faith efforts to provide Purchaser and its representatives with reasonable


                                       40

Purchase and Sale Agreement
access to financial information and documentation relating to the Properties pertaining to the period from January 1, 2004 through the date of Closing, provided the same shall then be in the possession of any Seller or an Affiliate of any Seller in the form and content reasonably requested and such information is relevant and reasonably necessary to enable Purchaser and Purchaser's outside accountants to file such financial statements, pro formas and other financial information with the SEC as required by applicable laws, rules and regulations. Purchaser shall reimburse Sellers for all reasonable out-of-pocket costs and expenses paid to third parties by Sellers in connection therewith. At or within seventy-five (75) days after Closing, Seller shall use good faith efforts to provide to the Purchaser's independent accounting firm a signed representation letter from such Seller or such Seller's Property Manager which would be reasonably sufficient in the judgment of such Seller's independent public accountants to enable Purchaser's independent public accountant to render an opinion on the financial statements of the Properties pertaining to the period from January 1, 2004 through the date of Closing.

         3.3.     Condition of the Properties.

                  (a) The parties hereto acknowledge that Purchaser has employed independent zoning consultants, and engineering and/or environmental professionals to review zoning and to perform engineering, environmental and physical assessments on Purchaser's behalf in respect of the Properties and the condition thereof. Purchaser and Sellers mutually acknowledge and agree that the Properties are being sold in an "AS IS" condition and "WITH ALL FAULTS," known or unknown, contingent or existing. Purchaser has the sole responsibility to fully inspect the Properties, to investigate all matters relevant thereto, including, without limitation, the condition of the Properties, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Properties; and Purchaser hereby acknowledges and agrees that it has been afforded sufficient time and access to the Properties, the tenants of such Properties and books and records relating to the Properties to fully inspect the Properties, to investigate all matters relevant thereto, including, without limitation, the condition of the Properties, and to reach its own, independent evaluation of all risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Properties. Effective as of the Closing and except as expressly set forth in this Agreement, Purchaser hereby waives and releases Sellers and each of them, and their respective officers, directors, shareholders, members, partners, agents, affiliates, employees and successors and assigns from and against any and all claims, obligations and liabilities arising out of or in connection with the Properties.

                  (b) To the fullest extent permitted by law, Purchaser does hereby unconditionally waive and release Sellers, and each of them, and their respective officers, directors, shareholders, members, partners, agents, affiliates and employees from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances in, on, at, from, under or about the Properties or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Properties or any adjacent property prior to or after the date hereof (collectively, "Environmental Liabilities"); provided, however, that the foregoing release as it applies to any Seller, its officers, directors, shareholders, members, partners, agents, affiliates and employees, shall not release such

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


Seller, or its general partners or members from any Environmental Liabilities of
(i) such Seller relating to any Hazardous Substances which may be placed, located or released on any of the Properties by any Seller after the date of Closing, or (ii) the general partners or members of such Seller relating to any Hazardous Substances which may be placed, located or released by any Seller after the date of Closing. The terms and provisions of this Section 3.3 shall survive the Closing.

         3.4. Title and Survey. Seller has provided Purchaser with a preliminary title commitment with respect to each of the Properties (individually, a "Seller Title Commitment", and collectively, the "Sellers' Title Commitments"). Purchaser has had and shall have the right, but not the obligation, to order from the Title Company, a preliminary title commitment with respect to each of the Properties or updates or revisions to any of Sellers' Title Commitments (individually, a "Purchaser's Title Commitment", and collectively, the "Purchaser's Title Commitments"). Purchaser shall also have the right to have Lawyers Title Insurance Corporation and/or Land America Title Insurance Company participate with the Title Company in the title insurance to be obtained by Purchaser (and its lenders); provided, however, that no such participation shall result in any obligation of Sellers to pay for any increase in the cost of "standard" or "base" title insurance coverage for any policy or policies of owner's title insurance coverage issued to Purchaser with respect to the Properties at Closing as a result of such title insurance participation by Lawyers Title Insurance Corporation and/or Land America Title Insurance Company (or any of its or their affiliated title companies). Purchaser shall direct the Title Company to send a copy of each of the Purchaser's Title Commitments to Sellers. "Title Commitment" shall mean a Seller's Title Commitment or a Purchaser's Title Commitment. The Seller's Title Commitments and Purchaser's Title Commitments are collectively referred to as the "Title Commitments". Sellers and Purchaser mutually acknowledge and agree that prior to the Effective Date, Sellers and Purchaser have made arrangements for the preparation of one or more updates of each Existing Survey (and in the case of the Alstom Power Property, the Americredit Property, the Kerr McGee Property, the Nissan Property and the Traveler's Express Property, Sellers and Purchaser have made arrangements for as-built Surveys to be prepared where no such as-built survey currently exists) (individually, a "Survey", and collectively, the "Surveys"). Copies of all such Surveys and any updates or revisions to any of the same shall be made available concurrently to Sellers and Purchasers. From time to time at any time after the Effective Date of this Agreement and prior to the Closing Date, Purchaser may give written notice to Seller's Counsel (a "Subsequent Title Notice") of exceptions to title first appearing of record with respect to such Property after the effective date of the most recent previous Title Commitment or updated Title Commitment with respect to such Property or matters of survey, which matters of record or matters of survey would not have been disclosed by an accurate updated examination of title or preparation of an updated ALTA survey prior to date of the most recently revised Title Commitment or the most recently revised Survey with respect to such Property. Sellers shall have the right, but not the obligation (except as to Monetary Objections), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within five (5) Business Days after receipt of any Subsequent Title Notice, Sellers shall give written notice to Purchaser's Counsel informing the Purchaser of the election of Sellers with respect to the objections in such Subsequent Title Notice. If Sellers fail to give written notice of election within such five (5) Business Day period, Sellers shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections)

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set forth in such Subsequent Title Notice; it being specifically  understood and agreed that except as specifically set forth in this Agreement to the contrary, Sellers have elected not to attempt to cure any objections (other than Monetary Objections) set forth in any of the notices of title and survey objections and comments provided by Purchaser's Counsel to Sellers' Counsel prior to the Effective Date of this Agreement. If Sellers elect to attempt to cure any objections, Sellers shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth (30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Objections, Sellers shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary
Objections, if Sellers elect, or are deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Sellers determine that they are unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser's sole remedy hereunder in such event shall be either (i) to accept title to the applicable Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price, (ii) if such exceptions are matters first appearing of record or first disclosed by any Survey or updated Title Commitment after the date of this Agreement, to terminate this Agreement as to such Property or Properties, or (iii) to terminate this Agreement within three (3) Business Days after receipt of written notice from Sellers either of the election of Sellers not to attempt to cure any objection or of the determination of Sellers, having previously elected to attempt to cure, that Sellers are unable or unwilling to do so, or three (3) Business Days after Sellers are deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination under clause (iii) above, Escrow Agent shall return the Earnest Money to Purchaser). Notwithstanding anything to the contrary contained elsewhere in this Agreement, Sellers shall be obligated to cure or satisfy all Monetary Objections at or prior to Closing, and may use the proceeds of the Purchase Price at Closing for such purpose.

         3.5. Service Contracts. At Closing, Purchaser shall assume the obligations of Sellers arising from and after Closing under all of the Service Contracts relating to each Property that is the subject of such Closing;
provided, however, Seller shall be required to terminate any Service Contracts which are with any Seller-Related Entities. Subject to the foregoing, and taking into account any credits or prorations to be made pursuant to Article 5 hereof for payments coming due after Closing but accruing prior to Closing, Purchaser will assume the obligations arising from and after the Closing Date under the Service Contracts.

         3.6. Confidentiality. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, shareholders and employees of Purchaser, and Purchaser's engineers, consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Properties, whether delivered by Sellers or any representatives of Sellers or obtained by Purchaser as a result of its inspection and investigation of the Properties, examination of the books, records and files of Sellers in respect of the Properties, or otherwise (collectively, the "Due Diligence Material") shall be used solely for the purpose of determining whether the Properties are suitable for Purchaser's acquisition and ownership thereof and for no other purpose whatsoever. Prior to Closing, the terms and conditions which are contained in this Agreement and all Due Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence by Purchaser and

Purchase and Sale Agreement
shall not be disclosed to any individual or entity other than to those authorized representatives of Purchaser and Purchaser's prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders, who need to know the information for the purpose of assisting Purchaser in evaluating the Properties for Purchaser's potential acquisition thereof; provided, however, that Purchaser shall have the right to disclose any such information if required by applicable law or as may be necessary in connection with any court action or proceeding with respect to this Agreement. Purchaser shall and hereby agrees to indemnify and hold Sellers and each of them harmless from and against any and all loss, liability, cost, damage or expense that Sellers or any of them may suffer or incur (including, without limitation, reasonable attorneys' fees actually incurred) as a result of the unpermitted disclosure of any of the Due Diligence Material to any individual or entity other than an appropriate representative of Purchaser and Purchaser's prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders, and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. The foregoing indemnity shall not extend to disclosure of any Due Diligence Material (i) as may be required by applicable law, or (ii) that is or becomes public knowledge other than by virtue of a breach of Purchaser's covenant under this Section 3.6. If Purchaser or Sellers elect to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason, Purchaser will promptly return to Sellers all Due Diligence Material in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, as well as all copies of any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.6, Sellers and each of them shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material and any of the terms and conditions of this Agreement. Nothing contained herein shall be construed as prohibiting or limiting Sellers from pursuing any other available remedy, in law or in equity, for such breach or threatened breach. The provisions of this Section shall survive any termination of this Agreement.

                                   ARTICLE 4.
                REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

         4.1.     Representations  and   Warranties  of  Sellers.  Each  Seller,
individually, solely as to such Seller and not as to any other Seller, hereby makes the following representations and warranties to Purchaser:

                  (a)      Organization, Authorization and Consents.

                           (i) Seller has the right, power and authority to enter into this Agreement and to sell the Property or Properties of such Seller in accordance with the terms and provisions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

Purchase and Sale Agreement


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                           (ii)     Wells OP. Wells OP is a duly  organized  and
                                    validly existing limited  partnership  under
                                    the  laws of the  State of  Delaware,  whose
                                    sole  general  partner is Wells Real  Estate
                                    Investment    Trust,    Inc.,   a   Maryland
                                    corporation.

                           (iii) Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is a duly organized and validly existing corporation under the laws of the State of Maryland.

                           (iv) Wells Fund XII - REIT JV. Wells Fund XII - REIT JV is a duly organized and validly existing general partnership under the laws of the State of Georgia, whose general partners are Wells Real Estate Fund XII, L.P. and Wells OP. Wells Real Estate Fund
                                    XII,  L.P. is a duly  organized  and validly
                                    existing limited  partnership under the laws
                                    of  the  State  of  Georgia,  whose  general
                                    partners  are Leo F.  Wells,  III and  Wells
                                    Partners,    L.P.,    a   Georgia    limited
                                    partnership.

                           (v) Wells Partners, L.P. Wells Partners, L.P. is a duly formed and validly existing limited partnership under the laws of the State of Georgia, whose general partner is Wells Capital, Inc.

                           (vi) Wells Capital, Inc. Wells Capital, Inc. is a duly organized and validly existing corporation under the laws of the State of Georgia.

                           (vii) Wells Fund XIII - REIT JV. Wells Fund XIII - REIT JV is a duly organized and validly existing general partnership under the laws of the State of Georgia, whose general partners are Wells Real Estate Fund XIII, L.P. and Wells OP. Wells Real Estate Fund XIII, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Capital, Inc.

                           (viii) Wells Virginia REIT. Wells Virginia REIT is a duly organized and validly existing limited liability company under the laws of the State of Georgia, whose sole member is Wells OP.

                           (ix) Wells Brea. Wells Brea is a duly organized and validly existing limited partnership under the laws of the State of Delaware, whose sole general partner is Wells Brea, LLC. Wells Brea, LLC is a duly organized and validly existing limited liability company under the laws of the State of Delaware, whose sole member is Wells OP.

                           (x) Wells Westlake. Wells Westlake is a duly organized and validly existing limited partnership under the laws of the State of Texas, whose sole general partner is Wells Real Estate Westlake, TX,

Purchase and Sale Agreement


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                                    LLC. Wells Real Estate Westlake,  TX, LLC is
                                    a  duly   organized  and  validly   existing
                                    limited liability company under the laws of the State of Delaware, whose sole member is Wells OP.

                           (xi) Wells Farmington Hills. Wells Farmington Hills is a duly formed and validly existing limited liability company under the laws of the State of Delaware, whose sole member is Wells OP.

                           (xii) Wells Kalamazoo. Wells Kalamazoo is a duly formed and validly existing limited liability company under the laws of the State of Delaware, whose sole member is Wells OP.

                           (xiii) Wells EDS. Wells EDS is a duly formed and validly existing limited partnership under the laws of the State of Texas, whose sole general partner is Wells Real Estate - Des
                                    Moines,  IA,  LLC.  Wells Real  Estate - Des
                                    Moines, IA, LLC is a duly formed and validly existing limited liability company under the laws of the State of Delaware, whose sole member is Wells OP.

                           (xiv) Wells Fund XI and XII REIT JV. Wells Funds XI and XII REIT JV is a duly formed and validly existing general partnership under the laws of the State of Georgia, whose general partners are Wells Real Estate Fund XI, L.P., a Georgia limited partnership, Wells Real Estate Fund XII, L.P., a Georgia limited partnership and Wells OP. Wells Real Estate Fund XI, L.P. is a duly formed and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P. Wells Partners, L.P. is a duly formed and validly existing limited partnership under the laws of the State of Georgia whose general partner is Wells Capital, Inc. Wells Real Estate Funds XII, L.P. is a duly formed and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P.

                  (b) Action of Sellers, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by such Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of such Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

                  (c) No Violations of Agreements. Subject to obtaining such consents or approvals of the ASML Prime Ground Lessor and the ASML Sub-Ground Lessor to the transfer of the ASML Property to Purchaser as may be required under the ASML Prime Ground Lease and the ASML Sub-Ground Lease, and such consent or approval of the Ingram Micro Ground

Purchase and Sale Agreement


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Lessor to the  transfer  of the Ingram  Micro  Property to  Purchaser  as may be
required under the Ingram Micro Bond Lease, neither the execution, delivery or performance of this Agreement by such Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the respective Property or Properties of such Seller or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which such Seller is bound, including, without limitation, the Wells OP Ground Leases, the Ingram Micro Loan Documents, the ISS Bond Documents and the ISS Bonds.

                  (d) Litigation. Except as disclosed on EXHIBIT "P" attached hereto and made a part hereof, such Seller has not received written notice of any pending or threatened suit, action or proceeding, which (i) if determined adversely to such Seller, adversely affects the use or value of the Property or Properties of such Seller, (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, (iii) involves condemnation or eminent domain proceedings involving such Properties or any portion thereof, or (iv) relates to the revocation or modification of any license, permit or other approval (including zoning and entitlements approvals) related to the development, ownership, use or operation of such Seller's Property for the current use of such Property.

                  (e) Existing Leases. Other than the Wells OP Ground Leases and the Leases listed on EXHIBIT "I" attached hereto, such Seller has not entered into any contract or agreement with respect to the occupancy of the Property or Properties of such Seller or any portion or portions thereof which will be binding on Purchaser or such Seller's Property after the Closing. The copies of the Wells OP Ground Leases and the Leases affecting the Property or Properties of such Seller heretofore delivered or made available by such Seller to Purchaser are true, correct and complete copies thereof in all material respects, and the Wells OP Ground Leases and the Leases affecting the Property or Properties of such Seller have not been amended except as evidenced by amendments similarly delivered and constitute the entire agreement between such Seller and the tenants or other parties thereto. Except as set forth in EXHIBIT "P" attached hereto, such Seller has not given or received any written notice of any party's default or failure to comply with the terms and provisions of the Wells OP Ground Leases and the Leases affecting the Property or Properties of such Seller which remain uncured.

                  (f) Right of First Offer or Right of First Refusal. No tenant of such Seller or any other person or entity has any right or option (including any right of first refusal or right of first offer) to purchase all or any part of the Property or Properties of such Seller or any interest therein, except as follows:

                           (i) the right of first refusal of Bank of America NT & SA, as tenant under its Lease affecting the Bank of America Property, to purchase such Property upon the terms set forth in its Lease, and with respect to which Seller delivered the Bank of America ROFR Notice to such tenant, dated January 11, 2005;

Purchase and Sale Agreement

                           (ii) the right of Capital One Services, Inc., as tenant under each of its Leases affecting the Capital One Property, to purchase the respective buildings subject to such Leases, except that in accordance with the terms of such Leases, such right of first refusal does not apply in the event the landlord desires to sell the building subject to any such Lease in conjunction with the sale of any other building or buildings owned by landlord or in which landlord has an interest;

                           (iii) the right of Chrysler Financial Company, LLC, as tenant under its Lease affecting the Daimler Chrysler Property, to purchase such Property pursuant to the terms of its Lease, and with respect to which Seller delivered an offer notice to such tenant, dated November 1, 2004;

                           (iv) the right of Dana Corporation, as tenant under its Lease affecting the Dana (Farmington Hills) Property, to purchase such Property in accordance with the terms of such Lease, and with respect to which Seller delivered an offer notice to such tenant, dated November 1, 2004, and such tenant delivered a letter to Seller in response thereto, dated November 5, 2004;

                           (v) the right of Dana Corporation, as tenant under its Lease affecting the Dana
                                    (Kalamazoo)   Property,   to  purchase  such
                                    Property in accordance with the terms of such Lease, and with respect to which Seller delivered an offer notice to such tenant, dated November 1, 2004, and such tenant delivered a letter to Seller in response thereto, dated November 5, 2004;

                           (vi) the right of The Dial Corporation, as tenant under its Lease affecting the Dial Property, to purchase such Property in accordance with the terms of such Lease; provided, however, that in accordance with the terms of such Lease, such right does not apply to a portfolio sale of properties;

                           (vii) the right of Experian Information Solutions, Inc., as tenant under its Lease affecting the Experian Property, to purchase such Property after the expiration of the "Primary Term" of such Lease (as defined therein) in accordance with the terms and provisions of such Lease, which Primary Term has not yet expired;

                           (viii) the right of Gartner, Inc., as tenant under its Lease affecting the Gartner Surface Parking Property, to purchase the Gartner Property in accordance with the terms of such Lease, and with respect to which Seller delivered an offer notice to such tenant, dated December 8, 2004;


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                           (ix)     the right of Ingram  Micro  L.P.,  as tenant
                                    under its Lease  affecting  the Ingram Micro
                                    Property,   to  purchase  such  Property  in
                                    accordance with the terms of such Lease, and with respect to which Seller delivered an offer notice to such tenant, dated November 1, 2004;

                           (x) the right of Kerr-McGee Oil & Gas Corporation, as tenant under its Lease affecting the Kerr McGee Property, to purchase such Property in accordance with the terms of such Lease, and with respect to which Seller delivered an offer notice to such tenant, dated November 1, 2004;

                           (xi) the right of Merisel Properties, Inc., as the Declarant under the Lucent Property Declaration affecting the Lucent Property, to purchase such Property in accordance with the terms of said Declaration, and with respect to which Seller delivered an offer notice to said Declarant, dated December 6, 2004; and

                           (xii) the right of Nissan Motor Acceptance Company, as tenant under its Lease affecting the Nissan Property, to purchase such
                                    Property in accordance with the terms of such Lease, and with respect to which Seller delivered an offer notice to such tenant, dated November 1, 2004.

         As of the Effective Date hereof, none of the tenants named above or the Declarant named above (each, a "ROFO/ROFR Party", and any one or more, "ROFO/ROFR Parties") to whom an offer notice was sent by Sellers has exercised its right of first offer or right of first refusal by written notice received by any of the Sellers. Except as disclosed in this Agreement, Sellers have not received from or given any written notice to any of the ROFO/ROFR Parties with respect to such rights of first offer or rights of first refusal in respect of the transactions contemplated under this Agreement.

                  (g) Leasing Commissions. There are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Properties of such Seller or any portion or portions thereof other than as disclosed in EXHIBIT "C" attached hereto (the "Commission Agreements"), and all leasing commissions and brokerage fees accrued or due and payable under the Commission Agreements with respect to the Properties of such Seller as of the date hereof and at the Closing have been or shall be paid in full. Notwithstanding anything to the contrary contained herein, (i) the respective obligations of Sellers and Purchaser with respect to certain leasing commissions are set forth on EXHIBIT "U" attached hereto, and (ii) Purchaser shall be responsible for the payment of all leasing commissions payable for (a) any new leases entered into after the Effective Date that have been approved (or deemed approved) by Purchaser, and (b) except as expressly otherwise provided on EXHIBIT "U" attached hereto, the


                                       56

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


renewal, expansion or extension of any Leases existing as of the Effective Date and exercised or effected after the Effective Date.

                  (h) Bond Documents. The copies of the Ingram Micro Loan Documents, the ISS Bond Documents and the ISS Bonds (the "Bond Documents") heretofore delivered or made available to Purchaser are true, correct and complete copies thereof in all material respects. Wells OP has not given or received any written notice of any party's default or failure to comply with the terms and provisions of the Bond Documents.

                  (i) Property Management Agreements. Except for those certain management agreements more particularly described on EXHIBIT "Q" attached hereto and made a part hereof (each and any one or more, a "Property Management Agreement" or the "Property Management Agreements"), there is no agreement currently in effect relating to the management of the Properties of such Seller by any third-party management company; and except for the Kraft Foods Property Management Agreement, all of such Property Management Agreements are terminable without penalty on or before the last day of the calendar month following thirty (30) days prior written notice of termination, and except that the Kraft Foods Property Management Agreement is terminable without penalty upon sixty (60) days prior written notice.

                  (j) Taxes and Assessments. Except as may be set forth on EXHIBIT "R" attached hereto and made a part hereof, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against any Property of such Seller.

                  (k) Compliance with Laws. To such Seller's knowledge and except as set forth on EXHIBIT "P", such Seller has received no written notice alleging any violations of law (including any Environmental Law), municipal or county ordinances, or other legal requirements with respect to the Properties of such Seller where such violations remain outstanding.

                  (l) Other Agreements. To such Seller's knowledge, except for the Leases, the Wells OP Ground Leases, the Service Contracts, the Commission Agreements, the Management Agreements, and the Permitted Exceptions with respect to the Properties of such Seller, there are no leases, management agreements, brokerage agreements, leasing agreements or other agreements or instruments in force or effect that grant to any person or any entity (other than such Seller) any right, title, interest or benefit in and to all or any part of the Properties of such Seller or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Properties of such Seller which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume (or is deemed to have agreed to assume) or which are terminable upon thirty (30) days notice without payment of premium or penalty.

                  (m) Seller Not a Foreign Person. Such Seller is not a "foreign person" which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.


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Purchase and Sale Agreement


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                  (n)      Employees.  Such Seller has no  employees  to whom by
virtue of such employment Purchaser will have any obligation after the Closing.

                  (o) Security Deposits. Attached hereto as EXHIBIT "X" is a chart of all Security Deposits currently held by Sellers with respect to the Property or Properties owned by such Sellers.

                  (p)      Adjoining   Properties.   No  Seller  owns  any  real
property that is adjacent to any of the Properties.

                  (q) Lucent Undeveloped Parcel. To the knowledge of Wells OP, Wells OP has not encumbered that certain portion of the Lucent Property described as Lot 1-B-II on Exhibit "A-1" attached hereto in any fashion except as may be disclosed in that certain Title Commitment issued by the Title Company to Purchaser with respect to that portion of the Lucent Property described as Lot 1-B-I on Exhibit "A-1" attached hereto; and Wells OP has no knowledge of any exceptions affecting said Lot 1-B-II that do not also affect said Lot 1-B-I as disclosed in said Title Commitment.

                  (r) Tenant Allowances and Inducements. To such Seller's knowledge, and except as disclosed in this Agreement and provisions for payment of which are contained elsewhere in this Agreement, there are no tenant allowances or inducements outstanding or unpaid to any tenant of such Seller's Property as of the Effective Date hereof and as of the date of Closing; and if any such tenant allowance or other inducement shall be outstanding and unpaid as of the date of Closing in accordance with the terms of such tenant's Lease, such Seller agrees to pay the same to Purchaser at Closing by means of a credit against the Purchase Price of such Property.

         The representations and warranties made in this Agreement by such Seller shall be continuing and shall be deemed made as of the Effective Date of this Agreement, and remade by such Seller as of the Closing Date in all material respects, with the same force and effect as if made on, and as of, such date, subject to such Seller's right to update such representations and warranties by written notice to Purchaser and in the certificate of such Seller to be delivered pursuant to Section 5.1(o) hereof.

         Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Sellers to Purchaser at the Closing, none of the Sellers has made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Sellers, or any of them, on behalf of Sellers or any of them, or otherwise, including, without limitation, the physical condition of the Properties, the financial condition of the tenants under the Leases, the Wells OP Ground Leases, title to or the boundaries of the Properties, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenants or the Properties, and any other information pertaining to the Properties or the market and physical environments in which the Properties are located. Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the


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intention  of  making  and  relying  upon  its  own  investigation  or  that  of
Purchaser's own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Properties and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Sellers or any of them to Purchaser at the Closing, made (or purported to be made) by Sellers or any of them or anyone acting or claiming to act on behalf of Sellers or any of them. Purchaser has inspected the Properties and has become fully familiar with the physical condition thereof and, subject to the terms and conditions of this Agreement, shall purchase the Properties in their "as is" condition, "with all faults," on the Closing Date. The provisions of this paragraph shall survive the Closing for a period of one hundred eighty (180) days following the Closing.

         4.2. Knowledge Defined. All references in this Agreement to the "knowledge of Wells OP" or "to Wells OP's knowledge" or "to the "knowledge of a Wells Affiliate" or "to a Wells Affiliate's knowledge" or to the "knowledge of such Seller" or "to such Seller's knowledge", shall refer only to the actual knowledge of David H. Steinwedell, Chief Investment Officer, and Frank Parker Hudson, Managing Director of Dispositions, for Sellers, and of the persons named on EXHIBIT "S" attached hereto and made a part hereof with respect to each Property owned by such Seller, each of which persons named on the attached EXHIBIT "S" whom has been actively involved in the management of such Seller's business in respect of the designated Property or Properties owned by such Seller in the capacity as Asset Manager for such Seller. The term "knowledge of Wells OP" or "to Wells OP's knowledge" or to the "best knowledge of a Wells Affiliate" or "to a Wells Affiliate's knowledge" or to the "best knowledge of such Seller" or "to such Seller's knowledge", shall not be construed, by imputation or otherwise, to refer to the knowledge of Wells OP or such Wells Affiliate, or any affiliate of Wells OP or such Wells Affiliate, or to any other partner, member, beneficial owner, officer, director, agent, manager, representative or employee of Wells OP or such Wells Affiliate, or any of their respective affiliates, or to impose on David H. Steinwedell or Frank Parker Hudson or any of the individuals named on the attached EXHIBIT "S" any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of David H. Steinwedell, Frank Parker Hudson or the individuals named on the attached EXHIBIT "S" arising out of any representations or warranties made herein or otherwise.

         4.3.     Covenants and Agreements of Sellers.

                  (a) Leasing Arrangements. During the pendency of this Agreement, no Seller will enter into any lease affecting the Properties of such Seller, or modify or amend in any respect, or terminate, any of the existing Leases or the Wells OP Ground Leases affecting the Properties of such Seller without Purchaser's prior written consent in each instance, which consent, prior to the end of the Inspection Period, shall not be unreasonably withheld, delayed or conditioned and which shall be deemed given unless withheld by written notice to such Seller given within five (5) Business Days after Purchaser's receipt of such Seller's written request therefor, each of which requests shall be accompanied by a copy of any proposed modification or amendment of an existing Lease, Wells OP Ground Leases or of any new lease that such Seller wishes to execute between the Effective Date and the Closing Date, including, without limitation, a description of any Tenant Inducement Costs and leasing commissions associated


                                       59

Purchase and Sale Agreement
with any proposed renewal or expansion of an existing Lease or Wells OP Ground Lease or with any such new lease. If Purchaser fails to notify such Seller in writing of its approval or disapproval within said five (5) Business Day period, such failure by Purchaser shall be deemed to be the approval of Purchaser. After the end of the Inspection Period and Purchaser's timely deposit of the Earnest Money, Seller shall not enter into any lease affecting any Property of such Seller, or modify or amend in any respect, or terminate any of the existing Leases or the Wells OP Ground Leases without Purchaser's prior written consent in each instance, which consent may be withheld in Purchaser's sole discretion. At Closing, Purchaser shall reimburse each Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including reasonable attorneys' fees, actually incurred by such Seller pursuant to a renewal or expansion of any existing Lease or Wells OP Ground Lease or new lease approved by Purchaser hereunder.

                  (b) New Contracts. During the pendency of this Agreement, except for the Capital One Lake Easement Deed and the Kerr McGee Sewer Easement (which sewer easement agreement has been circulated for execution), none of the Sellers will enter into any contract, or modify, amend, renew or extend any existing contract, that will be an obligation affecting the Properties of such Seller or any part thereof subsequent to the Closing without Purchaser's prior written consent in each instance (which Purchaser agrees not to withhold or delay unreasonably), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on thirty (30) days (or less) notice.

                  (c) Operation of Property. During the pendency of this Agreement, each Seller shall continue to operate the Properties of such Seller in a good and businesslike fashion consistent with such Seller's past practices.

                  (d) Insurance. During the pendency of this Agreement, each Seller shall, at such Seller's expense, continue to maintain the insurance policies covering the Improvements of such Seller which are currently in force and effect.

                  (e) Tenant Estoppel Certificates. Each Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing a written Tenant Estoppel Certificate in the form attached hereto as EXHIBIT "M" signed by each tenant under each of the Leases affecting the Properties of such Seller; provided that delivery of such signed Tenant Estoppel Certificates shall be a condition of Closing only to the extent set forth in Section 6.1(c) hereof; and in no event shall the inability or failure of such Seller to obtain and deliver said Tenant Estoppel Certificates (each Seller having used its good faith efforts as set forth above as to tenants under Leases of the Properties of such Seller) be a default of such Seller hereunder. In addition to the foregoing, Sellers shall use their good faith efforts (but without obligation to incur any cost or expense) to have the tenants of certain of the Properties confirm the information requested by Purchaser as set forth on Exhibit "V" attached hereto and made a part hereof in such tenants' respective tenant estoppel certificates; it being specifically understood and agreed, however, that the confirmation by said tenants of the applicable information on the attached Exhibit "V" except as specifically set forth to the contrary in Section 6.1(c) hereof with regard to certain information identified as "critical" as to the Tenant Estoppel Certificates for the Alstom Property, the AT&T (PA) Property and the Capital One Property, shall not be a condition to Closing and the failure or inability of Sellers to


                                       60

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obtain such written  confirmation  from said tenants  (Sellers having used their good faith efforts as aforesaid) shall not be a default of Sellers.

                  (f) Lease Guarantor Estoppel Certificates. Each applicable Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing a written Lease Guarantor Estoppel Certificate in the form attached hereto as EXHIBIT "T" signed by each Lease Guarantor with respect to the guaranty given or made by such Lease Guarantor with respect to certain Leases affecting the Properties of such Seller; provided that the delivery of such signed Lease Guarantor Estoppel Certificates shall be a condition of Closing only to the extent set forth in Section 6.1(d) hereof, and in no event shall the inability or failure of such Seller to obtain and deliver said Lease Guarantor Estoppel Certificates (each applicable Seller having used its good faith efforts as set forth above as to the Lease Guarantor(s) of Leases of the Properties of such Seller) be a default of such Seller hereunder.

                  (g) Highwoods Estoppel Certificates. Wells OP shall endeavor in good faith (but without obligation to incur any cost of expense) to obtain and deliver to Purchaser prior to Closing a written estoppel certificate in the form attached hereto as EXHIBIT "Y" signed by Highwoods Properties, Inc., a Maryland corporation, with respect to each of the Highwoods Rental Guaranty Agreements given and made with respect to certain Leases affecting the Capital One Property; provided that the delivery of the Highwood Estoppel Certificates shall be a condition of Closing only to the extent set forth in Section 6.1(e) hereof, and in no event shall the inability or failure of Wells OP to obtain and deliver the Highwoods Estoppel Certificates (Wells OP having used its good faith efforts as set forth above) be a default of Wells OP hereunder.

                  (h) Association Estoppels. Sellers shall endeavor in good faith (but without obligation to incur any cost or expense other than such incidental cost or expense as may be specifically contemplated in the applicable Declaration) to obtain and deliver to Purchaser prior to Closing a written Association Estoppel Certificate signed on behalf of the applicable Associations with respect to the Declarations more particularly described on the attached EXHIBIT "D"; provided that in no event shall the inability or failure of any Seller to obtain and deliver said Association Estoppel Certificates (Sellers having used their respective good faith efforts as set forth above) be a default of such Seller hereunder.

                  (i) Declarant Estoppels. Sellers shall endeavor in good faith (but without obligation to incur any cost or expense other than such incidental cost or expense as may be specifically contemplated in the applicable Declaration) to obtain and deliver to Purchaser prior to Closing a written Declarant Estoppel Certificate signed by the applicable Declarant under those certain Declarations more particularly described on the attached EXHIBIT "D"; provided that in no event shall the inability or failure of any Seller to obtain and deliver said Declarant Estoppel Certificates (Sellers having used their respective good faith efforts as set forth above) be a default of such Seller hereunder.

                  (j) Ground Lessor Estoppels. Wells OP shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to


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Closing a written  Ground  Lessor  Estoppel  Certificate  in the forms  attached hereto as EXHIBIT "H" signed by the applicable ground lessors under the ASML Sub-Ground Lease, the Ingram Micro Bond Lease and the ISS Bond Lease; provided that in no event shall the inability or failure of Wells OP to obtain and deliver said Ground Lessor Estoppel Certificates (Wells OP having used its good faith efforts as set forth above) be a default of Wells OP hereunder.

                  (k) Other Third Party Estoppels. Sellers shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing a written estoppel certificate signed on behalf of any other third party as may be reasonably requested by Purchaser and in such form as may be reasonably requested by Purchaser (each an "Other Third Party Estoppel Certificate" and any one or more, "Other Third Party Estoppel Certificates"), including, without limitation, estoppel certificates with respect to any Tax Abatement Agreements which, by their express terms, contain provisions for the giving of estoppel certificates; provided that in no event shall the inability or failure of any Seller to obtain and deliver said Other Third Party Estoppel Certificates (Sellers having used their respective good faith efforts as set forth above) be a default of such Seller or a condition to Closing; and provided further that it is expressly understood and agreed that any one or more estoppel certificates with respect to any of said Tax Abatement Agreement may not be available, if at all, until after Closing.

                  (l) ROFR Notice to Bank of America. Sellers and Purchaser mutually acknowledge and agree that prior to the Effective Date of this Agreement, Wells Brea delivered an offer notice (the "Bank of America ROFR Notice") to Bank of America NT & SA, the tenant of the Bank of America Property, notifying it of Purchaser's offer to purchase the Bank of America Property for the Purchase Price provided hereunder for said Property, and containing other relevant terms of Purchaser's offer to purchase the Bank of America Property as required pursuant to the terms of said tenant's right of first refusal to purchase said Property as set forth in its Lease, and offering Bank of America NT & SA the right to purchase the Bank of America Property on the terms set forth in its Lease and the Bank of America ROFR Notice. Wells Brea shall keep Purchaser promptly apprised of any written response received by Wells Brea from Bank of America NT & SA in response to such notice.

                  (m)      SNDAs.  Sellers  shall  endeavor  in good  faith (but
without  obligation  to incur  any cost or  expense)  to  obtain  from the Major
Tenants of the Properties subordination, nondisturbance and attornment agreements in the form reasonably requested by Purchaser's lender or in the form attached to such tenants' respective Leases ("SNDA" or "SNDAs"); provided, however, that in no event shall the inability or failure of any Seller to obtain and deliver said SNDAs (Sellers having used their respective good faith efforts as set forth above) be a default of such Seller hereunder; and provided further that Purchaser shall deliver to Sellers the completed forms of all such SNDAs as soon as reasonably practicable following the Effective Date of this Agreement.

                  (n) Termination of Existing Property Management Agreements. Following the Effective Date of this Agreement and prior to Closing, Sellers agree to give written notice to each of the Property Managers of termination of each such Property Manager's Property Management Agreement, such termination to be effective only in the event of the closing of the


                                       62

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purchase and sale of the Property  between such Seller and Purchaser;  provided, however, that Purchaser acknowledges and agrees that the respective Property Management Agreements for the Allstate Property, the Alstom Power Property, the AT&T (OK) Property, the Daimler Chrysler Property, the IKON Property, the John Wiley Property, the Kerr McGee Property, the Pacificare Property, the Transocean Property and the Travelers Express Property provide that the effective date of the termination of the engagement of the respective Property Manager thereunder is the last day of the calendar month occurring at least thirty (30) days after the delivery of written notice of termination, and that the Property Management Agreement for the Kraft Foods Property provides that the effective date of the termination of the engagement of the Property Manager thereunder is the last day of the calendar month occurring at least sixty (60) days after the delivery of written notice of termination. At Closing, Purchaser hereby agrees to assume the obligations of each applicable Seller under all of said Property Management Agreements first accruing on or after the Closing through the effective date of such termination of each such Property Management Agreement. Following the Effective Date of this Agreement and prior to Closing, Purchaser shall have the right to negotiate in good faith new property management agreements and related agreements with the Property Manager, using Purchaser's standard forms for same and incorporating the same or substantially equivalent economic terms as each such Property Manager's Property Management Agreement with the applicable Seller. Sellers and Purchaser mutually acknowledge and agree that the execution and delivery by any Property Manager of replacement property management agreements and related agreements on Purchaser's forms shall not be a condition to Closing, and Sellers shall have no obligations whatsoever to Purchaser with respect to Purchaser's negotiations with the Property Managers.

                  (o) Second Amendment to Gartner Office Lease. Sellers shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain the execution and delivery by Gartner, Inc., at or prior to Closing of the Gartner Property, of that certain Second Amendment to Gartner Office Lease substantially in the form attached hereto as Exhibit "CC" and made a part hereof (the "Gartner Lease Amendment"), with such modifications thereto as may be reasonably approved requested by Gartner, Inc. and approved by Purchaser; provided, however, that the failure or inability of Sellers to obtain and deliver the Gartner Lease Amendment by Closing (Sellers having used their good faith efforts as aforesaid) shall in no event be deemed a default of Sellers.

                  (p) Letter Amendment to ISS Building III Lease. Sellers shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain the execution and delivery by Internet Security Systems, Inc., at or prior to Closing of the ISS Property, of that certain letter amendment to the ISS Building III Lease substantially in the form attached hereto as Exhibit "DD" and made a part hereof (the "ISS Lease Amendment"), with such modifications thereto as may be reasonably approved requested by Internet Security Systems, Inc. and approved by Purchaser; provided, however, that the failure or inability of Sellers to obtain and deliver the ISS Lease Amendment by Closing (Sellers having used their good faith efforts as aforesaid) shall in no event be deemed a default of Sellers.

                  (q) Alstom Power Property / French Drain Work. Prior to the Effective Date hereof, Wells Virginia REIT has disclosed to Purchaser that certain work at the Alstom Power Property, which consists of the installation of a so-called "french drain" system as more


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particularly  shown in the plans attached hereto as Exhibit "EE" and made a part hereof, has been planned and is in progress, with all such work anticipated to be completed on or about February 22, 2005, as set forth on the schedule included as a part of the attached Exhibit "EE" (the "Alstom Power Property Drain Work"), and that such work is being prosecuted by and under the direction of Wells Virginia REIT's developer of the Alstom Power Property, ADEVCO Corporation. As between Sellers and Purchaser, Wells Virginia REIT shall be and remain responsible for assuring that the Alstom Power Property Drain Work is completed in accordance with the plans therefor, and in a good and workmanlike and lien-free manner and in accordance with all applicable laws. Within ten (10) days following the date of substantial completion (as certified by the general contractor performing such work), representatives of Wells Virginia REIT, Purchaser and the tenant of the Alstom Power Property shall jointly conduct a walk-through and inspection of the Alstom Power Drain Work and jointly prepare and approve a list of punch list items to be completed in accordance with the terms hereof. Wells Virginia REIT shall promptly and with due diligence complete all such punch list items. If for any reason beyond the reasonable control of Wells Virginia REIT, any portion of the Alstom Power Property Drain Work is not so completed prior to the Closing Date, Wells Virginia REIT agrees that it shall remain responsible for assuring the completion of all of such work as aforesaid following the Closing of such Property; and in such event the provisions of this subsection shall survive the Closing.

                  (r)      Consents  to Assignment of Tax Abatement  Agreements,
Bond Documents and Leasehold Interests. Sellers and Purchaser mutually acknowledge and agree that the transfer of certain of the Tax Abatement
Agreements to Purchaser requires the consent and approval of certain governmental or quasi-governmental entities, that the transfer of the Ingram Micro Bond Lease to Purchaser requires the consent and approval of certain governmental and quasi-governmental entities, that the transfer of the ASML Property to Purchaser requires the approval of the ASML Ground Lessors, and that the transfer of the ISS Bonds requires action by the Development Authority of Fulton County, Georgia. Sellers and Purchaser shall cooperate and use their respective good faith efforts to prepare and the necessary applications for seek such approvals and consents, including, without limitation, the delivery by Purchaser to Sellers as expeditiously as possible information regarding the ownership structures of Purchaser's acquisition entities for the affected Properties. Subject to the foregoing, Sellers and Purchaser shall seek to obtain such approvals and consents prior to Closing. In the event, however, that the transfer and assignment of the Tax Abatement Agreements for the Kerr McGee Property and the Pacificare Property have not been obtained prior to the outside date for Closing, or replacement original ISS Bonds issued in the name of Purchaser or a replacement Ingram Micro Industrial Development Revenue Note shall not have been obtained prior to the outside date for Closing, the same shall not be conditions to Closing; and the parties shall continue to pursue obtaining such approvals and the issuance of such replacement ISS Bonds and the replacement Ingram Micro Industrial Development Revenue Note as expeditiously as practicable following the Closing of said Properties. The provisions of this subsection shall survive the Closing.

                  (s)      Construction of Gartner  Surface  Parking  Expansion.
Wells Funds XI and XII REIT JV and Wells OP hereby covenant and agree to construct and install no fewer than one hundred twenty-five (125) surface parking spaces on the Gartner Surface Parking Property in accordance with the Gartner Parking Plans and all applicable governmental laws, statutes,


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ordinances, codes, rules and regulations (such work is herein referred to as the
"Gartner Parking Work"), with all of such work to be completed within the time and otherwise in accordance with the terms of the Gartner Parking Lease. All of such Gartner Parking Work shall be performed in a good and workmanlike manner, employing reasonable standards of construction, in no event later June 30, 2005 (the "Delivery Date" as defined in the Gartner Parking Lease) (subject to force majeure in accordance with the Gartner Parking Lease) and on a lien-free basis and in accordance with the terms of the Gartner Parking Lease. Purchaser's engineer shall be permitted to inspect the Gartner Parking Work on a periodic
basis  until  the  completion   thereof.   For  purposes  hereof,   "substantial
completion" shall mean the date upon which the work contemplated herein and by the Gartner Parking Lease and the Gartner Parking Plans shall have been substantially completed in accordance with the standards set forth herein and therein (inclusive of landscaping, to the extent landscaping can be feasibly installed due to the season), as evidenced by a certificate to such effect from the engineer who prepared plans for such work, and subject only to minor punch list items approved by Gartner, Inc., as tenant, and Purchaser. Within ten (10) days following the date of substantial completion (as certified by Seller's engineer), representatives of such Sellers, Purchaser and said tenant shall jointly conduct a walk-through and inspection of the Gartner Parking Work and jointly prepare and approve a list of punch list items to be completed in accordance with the terms hereof (the "Gartner Punch List Items"). Such Sellers shall promptly and with due diligence complete such Gartner Punch List Items. Upon final completion of such work, such Sellers shall assign to Purchaser all warranties and guaranties given or made in connection with such work, including, without limitation, a one-year guaranty of such work given by the general contractor performing such work, and such Sellers shall provide to Purchaser:
(i) such Sellers' engineer's certificate of final completion, (ii) copies of all governmental permits or approvals required to be issued in connection with the construction and use of the additional surface parking improvements; (iii) the sworn final lien waiver and affidavit of the general contractor, (iv) final lien waivers from all contractors, subcontractors and materialmen; and (v) any other information or documentation reasonably requested by Purchaser and available at no additional cost or expense to Sellers to evidence the lien-free completion of construction and payment of all costs associated with the Gartner Parking Work. In addition to the foregoing, promptly following the final completion of the Gartner Parking Work, but in no event later than July 15, 2005, Sellers shall pay to Purchaser an amount equal to the remaining balance of the $468,000.00 tenant allowance provided under the first amendment to the Gartner Office Lease after deducting therefrom, as contemplated pursuant to Section 5 of the first amendment to the Gartner Office Lease (x) the initial $5,000.00 for payment of rent under the Gartner Parking Lease, and (y) the cost of the Gartner Parking Work (including, without limitation, the actual cost of the fixed price contract and a five percent (5%) construction management fee, all subject to and in accordance with the applicable provisions of the Gartner Parking Lease), together with copies of all invoices, bills and other reasonable supporting information relating to the cost of the Gartner Parking Work. Wells Funds XI and II REIT JV and Wells OP hereby reserve and retain the right and privilege, on behalf of such Sellers, their agents, contractors and employees, of entering upon the Gartner Property from and after the Closing as reasonably necessary to complete the construction and installation of the Gartner Parking Work. Such Sellers shall maintain or shall cause the general contractor performing the Gartner Parking Work to maintain commercially reasonable insurance coverage at all times during the performance of such work. Such Sellers shall and hereby agree to indemnify and hold Purchaser harmless from and against any and all loss, liability, cost, damage


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or expense that Purchaser may suffer or incur  (including,  without  limitation,
reasonable   attorneys'  fees  actually  incurred)  proximately  caused  by  the performance of the Gartner Parking Work or by such Sellers' failure to complete the Gartner Parking Work in accordance with the provisions of this Section 4.3(s). In the event that such Sellers shall default in the performance of their obligations pursuant to this Section 4.3(s) and such default shall continue for a period of five (5) Business Days after written notice from Purchaser or Gartner, Inc. to such Sellers (provided, however, that such Sellers shall not be deemed in default hereunder if such Sellers commence such remedy or cure within five (5) Business Days after receipt of such notice, and thereafter diligently pursues to remedy or cure such default so long as such cure is completed on or before June 30, 2005), then Purchaser may, but shall not be obligated, to complete the Gartner Parking Work at such Sellers' expense. The provisions of this Section 4.3(s) shall survive the Closing for a period of one (1) year following the date of substantial completion of said work.

                  (t) ASML Non-Disturbance Agreement. Wells OP agrees to use good faith efforts to seek to obtain (at no cost or expense to Wells OP) the execution and delivery by the Prime Ground Lessor of a non-disturbance agreement in a form reasonably requested by Purchaser and provided to Wells OP promptly following the Effective Date hereof by Purchaser's Counsel (the "ASML Non-Disturbance Agreement"). In no event, however, shall the inability or failure of Wells OP to obtain and deliver the ASML Non-Disturbance Agreement (Wells OP having used its good faith efforts as set forth above) be a default of Wells OP hereunder, and in no event shall the execution and delivery of the ASML Non-Disturbance Agreement be a condition to Closing hereunder.

                  (u) Nissan Quitclaim Deed. Wells OP agrees to use good faith efforts to obtain (at no cost or expense to Wells OP) the execution and delivery of the Nissan Quitclaim Deed. In no event, however, shall the inability or failure of Wells OP to obtain and deliver the Nissan Quitclaim Deed (Wells OP having used its good faith efforts as set forth above) be a default of Wells OP hereunder, and in no event shall the execution and delivery of the Nissan Quitclaim Deed be a condition to Closing hereunder.

         4.4.     Representations and Warranties of Purchaser.

                  (a) Organization, Authorization and Consents. Purchaser is a duly organized and validly existing statutory real estate investment trust under the laws of the State of Maryland. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

                  (b) Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser,
enforceable   against  Purchaser  in  accordance  with  its  terms,   except  as
enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.


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Purchase and Sale Agreement


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                  (c)      No  Violations of Agreements.  Neither the execution,
delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

                  (d) Litigation. To Purchaser's knowledge, Purchaser has received no written notice that any action or proceeding is pending or threatened, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

         The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser's right to update such representations and warranties by written notice to Sellers and in Purchaser's certificate to be delivered pursuant to
Section 5.2(o) hereof.

         4.5 Covenants and Agreements of Purchaser. Sellers and Purchaser hereby mutually acknowledge and agree that prior to the Effective Date of this Agreement, Sellers and Purchaser engaged in extensive negotiations, and Purchaser undertook due diligence investigations [including, without limitation, an interview with representative(s) of Matsushita (as defined below)], with respect to the potential sale by Wells OP and the purchase by Purchaser, in addition to the Properties that are the subject of this Agreement, of that certain improved real property located at 26200 Enterprise Way, in the City of Lake Forest, Orange County, California, which is leased by Wells OP to Matsushita Avionics Systems Corporation pursuant to that certain Office Lease, dated February 18, 1999, between Wells OP and Matsushita Avionics Systems Corporation, as amended by amendments dated July 30, 1999, April 30, 2001, and September 18, 2002 (said lease, as so amended, is herein referred to as the "Existing Matsushita Lease"). Matsushita Avionics Systems Corporation, together with Matsushita Electric Corporation of America, and its or their direct or indirect affiliates, subsidiaries, parents or divisions, are herein referred to collectively as "Matsushita"; and the real property which is the subject of the Existing Matsushita Lease is herein referred to as the "Matsushita Property". Sellers and Purchaser hereby further acknowledge and agree that at the request of Purchaser, the Matsushita Property is not included in the Properties which are the subject of this Agreement. As a material inducement to the agreement of Sellers to enter into this Agreement for the purchase and sale of the Properties without the inclusion of the Matsushita Property, Purchaser, for itself and the Purchaser-Related Entities, hereby covenants and agrees that, for a period of five (5) years after the Effective Date of this Agreement, neither Purchaser nor any Purchaser-Related Entity shall, directly or indirectly, lease, offer or agree to lease, sell or offer to sell to Matsushita, or accept an offer to lease or purchase from Matsushita, with respect to any real property or any interest in any real property, or in any space now or hereafter available in any real property, which is located within Orange County, California, and which Purchaser or any Purchaser-Related Entity now or hereafter owns, manages or leases, or in which Purchaser or any Purchaser-Related Entity now has or hereafter acquires an ownership interest (a "Purchaser-Controlled Competing Property"). Purchaser agrees that in addition to any other remedy that may be available at law, in equity or under this Agreement, Sellers shall


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be entitled to specific performance and injunctive relief,  without posting bond or any other security to enforce or prevent the violation of the covenants contained in this Section. The covenants and agreements contained in this
Section  shall  be  presumed  to  be   enforceable,   and  any  reading  causing
unenforceability shall yield to a construction permitting enforcement. In the event a court should determine not to enforce the covenants contained herein as written due to overbreadth, the parties specifically agree that said covenant shall be enforced to the maximum extent reasonable, whether said revisions shall be in time, territory, scope of prohibited activities or other respects. The provisions of this Section 4.5 shall survive the Closing under this Agreement or any earlier termination of this Agreement.

                                   ARTICLE 5.
                CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

         5.1. Sellers' Closing Deliveries. For and in consideration of, and as a condition precedent to Purchaser's delivery to Sellers of the Purchase Price, Sellers shall obtain or execute and deliver to Purchaser at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

                  (a) Limited Warranty Deeds. A limited warranty deed, special warranty deed, grant deed or similar deed in the form customarily used in the jurisdiction in which the applicable Property is located pursuant to which a grantor warrants title only as to parties claiming by, through or under the grantor but not otherwise, from each Seller with respect to the Wells OP Land and associated Wells OP Improvements or applicable Wells Affiliate Land and associated Wells Affiliate Improvements owned by such Seller (each, a "Limited Warranty Deed"), subject only to the Permitted Exceptions applicable to such Property, and executed and acknowledged by such Seller. The legal descriptions of the Wells OP Lands and Wells Affiliate Lands set forth in the Limited Warranty Deeds shall be based upon and conform to the applicable legal descriptions attached hereto as EXHIBIT "A-1" and EXHIBIT "A-2". If and to the extent that any of the Permitted Exceptions to which a particular Property is subject requires the recitation or incorporation in any deed of any provisions of such Permitted Exception, the Limited Warranty may conform to such requirements;

                  (b) Quitclaim Deed. Upon request, each Seller shall deliver a quitclaim deed in the form customarily used in the jurisdiction or jurisdictions in which the Property or Properties of such Seller are located to convey the Property or Properties owned by such Seller by reference to the metes and bounds legal description of such Property as reflected on an updated Survey of such Property obtained by Purchaser;

                  (c) Assignment and Assumption of Lessee's Interests in Wells OP Ground Leases. With respect to each of the Wells OP Ground Leases, the following:

                           (i) Assignment and Assumption of ASML Sub-Ground Lease. Two (2) counterparts of an assignment and assumption of the lessee's interest in the ASML Sub-Ground Lease in the form attached hereto as SCHEDULE 1 and made a part hereof (the "Assignment and Assumption of ASML Sub-Ground Lease");


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                           (ii)     Assignment  and  Assumption  of Ingram Micro
                                    Bond Lease. Two (2) counterparts of an assignment and assumption of the lessee's interest in the Ingram Micro Bond Lease in the form attached hereto as SCHEDULE 2 and made a part hereof (the "Assignment and Assumption of Ingram Micro Bond Lease"); and

                           (iii) Assignment and Assumption of ISS Bond Lease. Two (2) counterparts of an assignment and assumption of the lessee's interest in the ISS Bond Lease in the form attached hereto as SCHEDULE 3 and made a part hereof (the "Assignment and Assumption of ISS Bond Lease");

                  (d) Assignment and Assumption of Leases and Security Deposits. Two (2) counterparts with respect to each Seller of an assignment and assumption of the Leases and Security Deposits with respect to the Properties of such Seller and, to the extent required elsewhere in this Agreement, the obligations of such Seller under the Commission Agreements with respect to the Properties of such Seller in the form attached hereto as SCHEDULE 4 (the "Assignment and Assumption of Leases"), executed and acknowledged by such Seller,

                  (e)      Assignment  and Assumption of ASML Sublease.  Two (2)
counterparts of an assignment and assumption of the ASML Sublease in the form attached hereto as SCHEDULE 5 (the "Assignment and Assumption of ASML Sublease");

                  (f) Assignment and Assumption of Ingram Micro Sublease. Two (2) counterparts of an assignment and assumption of the Ingram Micro Sublease in the form attached hereto as SCHEDULE 6 (the "Assignment and Assumption of Ingram Micro Sublease");

                  (g) Assignment and Assumption of ISS Subleases. Two (2) counterparts of an assignment and assumption of the ISS Subleases in the form attached hereto as SCHEDULE 7 (the "Assignment and Assumption of ISS Subleases");

                  (h) Bill of Sale. A bill of sale from each Seller for the Personal Property of such Seller in the form attached hereto as SCHEDULE 8 (the "Bill of Sale"), without warranty as to the title or condition of the Personal Property of such Seller;

                  (i) Assignment and Assumption of Ingram Micro Loan Documents. Two (2) counterparts of an assignment and assumption of the Ingram Micro Loan Documents in the form attached hereto as SCHEDULE 9 (the "Assignment and Assumption of Ingram Micro Loan Documents");

                  (j) Assignment of ISS Bonds. A transfer and assignment of the ISS Bonds, executed on behalf of Wells OP, accompanied by the original ISS Bonds, transferring the same to Purchaser;


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Purchase and Sale Agreement


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                  (k)      Assignment and Assumption of ISS Bond Documents.  Two
(2) counterparts of an assignment and assumption of the ISS Bond Documents in the form attached hereto as SCHEDULE 10 (the "Assignment and Assumption of ISS Bond Documents");

                  (l)      Assignment  and Assumption of Service Contracts.  Two
(2) counterparts with respect to each Seller of an assignment and assumption of Service Contracts with respect to the Properties of such Seller in the form attached hereto as SCHEDULE 11 (the "Assignment and Assumption of Service Contracts"), executed, acknowledged and sealed by each such Seller;

                  (m) General Assignment. An assignment with respect to each Seller of the Intangible Property of such Seller in the form attached hereto as SCHEDULE 12 (the "General Assignment"), executed and acknowledged by each such Seller;

                  (n) Seller's Affidavit. An owner's affidavit from each Seller substantially in the form attached hereto as SCHEDULE 13 ("Seller's Affidavit"), stating that there are no known boundary disputes with respect to the Properties of such Seller, that there are no parties in possession of the Properties of such Seller other than such Seller and the tenants under the Leases of such Properties, and as to the Wells Affiliate Ground Lease Lands, the tenants and other persons and entities permitted by the Wells Affiliate Ground Leases, and, as to the Wells OP Ground Lease Land, the tenants and other persons and entities permitted by the Wells OP Ground Lease, that any improvements or repairs made by, or for the account of, or at the instance of such Seller to or with respect to the Properties of such Seller within ninety-five (95) days (or such longer period as may be required by the Title Company to comply with the lien laws of the applicable jurisdiction in which such Property is situated) prior to the Closing have been paid for in full (or that adequate provision has been made therefor to the reasonable satisfaction of the Title Company), and including such other matters as may be reasonably requested by the Title Company;

                  (o) Seller's Certificate. A certificate from each Seller in the form attached hereto as SCHEDULE 14 ("Seller's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of such Seller's representations and warranties set forth in Section 4.1 hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date;

                  (p) FIRPTA Certificate. A FIRPTA Certificate from each Seller in the form attached hereto as SCHEDULE 15, or in such other form as applicable laws may require;

                  (q) Ingram Micro Bond Certificate. A bond certificate executed by the Industrial Development Board of the City of Millington, Tennessee in the form attached hereto as SCHEDULE 16 (the "Ingram Micro Bond Certificate");

                  (r) ISS Home Office Payment Agreement. Three (3) counterparts of a home office payment agreement executed by the ISS Trustee and the ISS Issuer in the form attached hereto as SCHEDULE 17 (the "ISS Home Office Payment Agreement");


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                  (s)      Assignment and Assumption of Agreements Regarding ISS
Letters of Credit. Two (2) counterparts of an assignment and assumption of agreements regarding letter of credit executed by Wells OP and Purchaser in the form attached hereto as SCHEDULE 18 (the "Assignment and Assumption of Agreements Regarding ISS Letters of Credit");

                  (t) Assignment of Letters of Credit. Two (2) counterparts of an assignment of letters of credit executed by the applicable Sellers in the form attached hereto as SCHEDULE 19 (the "Assignment of Letters of Credit");

                  (u) Assignment and Assumption of Highwoods Rental Guaranty Agreements. Two (2) counterparts of an assignment and assumption of the interests and obligations of Wells OP under the Highwoods Rental Guaranty Agreements in the form attached hereto as SCHEDULE 21 (the "Assignment and Assumption of Highwoods Rental Guaranty Agreements");
                  (v) Assignment and Assumption of Pacificare Escrow Agreement. Two (2) counterparts of an assignment and assumption of the interests and obligations of Wells OP under the Pacificare Escrow Agreement in the form attached hereto as SCHEDULE 22 (the "Assignment and Assumption of Pacificare Escrow Agreement");

                  (w) Evidence of Authority. Such documentation as may reasonably be required by Purchaser's title insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered on behalf of the applicable Seller;

                  (x) Settlement Statements. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and each Seller pursuant to this Agreement;

                  (y) Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Sellers to the extent not theretofore delivered to Purchaser;

                  (z) Certificates of Occupancy. To the extent the same are in the possession of Sellers, original or photocopies of certificates of occupancy for all space within the improvements located on the Property;

                  (aa) Leases. To the extent the same are in the possession or control of Sellers, original executed counterparts of the Leases and the Wells OP Ground Leases;

                  (bb) Tenant Estoppel Certificates. All originally executed Tenant Estoppel Certificates as may be in the possession of Sellers;

                  (cc) Lease Guarantor Estoppel Certificates. All originally executed Lease Guarantor Estoppel Certificates as may be in the possession of Sellers;


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Purchase and Sale Agreement


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                  (dd)     Highwoods   Estoppel   Certificate.   All  originally
executed Highwoods Estoppel Certificates as may be in the possession of Sellers;

                  (ee) SNDAs. All originally executed SNDAs as may be in the possession of Sellers;

                  (ff) Ground Lessor Estoppel Certificates. All originally executed Ground Lessor Estoppel Certificates as may be in the possession of Wells OP;

                  (gg) Association Estoppel Certificates. All originally executed Association Estoppel Certificates as may be in the possession of Sellers;

                  (hh)     Declarant  Estoppel   Certificates.   All  originally
executed Declarant Estoppel Certificates as may be in the possession of Sellers;

                  (ii)     Other  Third   Party   Estoppel   Certificates.   All
originally executed Other Third Party Estoppel Certificates as may be in the possession of Sellers;

                  (jj) Notices of Sale to Tenants. Each Seller, as to each Property owned by such Seller, will join with Purchaser in executing a notice, in form and content reasonably satisfactory to such Seller and Purchaser (the "Tenant Notices of Sale"), which Purchaser shall send to each tenant under the Leases affecting the Properties of such Seller informing such tenant of the sale of such Properties and of the assignment to and assumption by Purchaser of such Seller's interest in the Leases and the Security Deposits affecting such Properties and directing that all rent and other sums payable for periods after the Closing under such Lease shall be paid as set forth in said notices;

                  (kk) Notices of Sale to Ground Lessors. Wells OP will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Wells OP and Purchaser (the "Ground Lessor Notices of Sale"), which Purchaser shall send to the ASML Prime Ground Lessor, the ASML Sub-Ground Lessor, the Ingram Micro Ground Lessor and the ISS Ground Lessor informing such ground lessor of the sale of the ASML Property, the Ingram Micro Property and the ISS Property and of the assignment to and assumption by Purchaser of the interest of Wells OP under the ASML Sub-Ground Lease, the Ingram Micro Bond Lease and the ISS Bond Lease affecting such Properties and directing that all notices to the lessee under such leases after the Closing be sent to Purchaser;

                  (ll) Notices of Sale to Service Contractors and Leasing Agents. Each Seller, as to the Properties of such Seller, will join with Purchaser in executing notices, in form and content reasonably satisfactory to such Seller and Purchaser (the "Other Notices of Sale"), which Purchaser shall send to each service provider and leasing agent under the Service Contracts and Commission Agreements (as the case may be) affecting the Properties of such Seller assumed by Purchaser at Closing informing such service provider or leasing agent (as the case may be) of the sale of such Properties and of the assignment to and assumption by Purchaser of such Seller's obligations under the Service Contracts and Commission Agreements affecting the Properties of such Seller arising after the Closing Date and directing that all future


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statements  or  invoices  for  services  under  such  Service  Contracts  and/or
Commission Agreements for periods after the Closing be directed to Purchaser as set forth in said notices;

                  (mm) Notices of Sale to Associations. Each applicable Seller, as to the Properties of such Seller, will join with Purchaser in executing a notice, in form and content reasonably satisfactory to such Seller and Purchaser (the "Association Notices of Sale"), which Purchaser shall send to the Associations informing the Associations of the sale of the Properties of such Seller and directing that all requests for payments due to such Association for periods after the Closing be directed to Purchaser as set forth in said notice and providing a notice address for Purchaser;

                  (nn) Notices of Sale to Declarants under Declarations. Each applicable Seller, as to the Properties of such Seller, will join with Purchaser in executing a notice, in form and content reasonably satisfactory to such Seller and Purchaser (the "Declarant Notices of Sale"), which Purchaser shall send to the Declarants under the Declarations informing the Declarants of the sale of the Properties of such Seller and directing that all requests for payments under the Declarations for periods after the Closing be directed to Purchaser as set forth in said notice and providing a notice address for Purchaser under the Declarations;

                  (oo) Assignment of Interest in Alstom Power Lease Amendments. An assignment executed by Wells OP (as the sole member of Wells Virginia REIT) transferring and assigning to Wells Virginia REIT all right, title and interest of Wells OP in and to that certain Third Amendment to Lease Agreement, dated May 4, 2002, between Wells OP and Alstom Power Inc., that certain Fourth Amendment to Lease Agreement, dated May 31, 2002, between Wells OP and Alstom Power Inc., and that certain Fifth Amendment to Lease Agreement, dated July 29, 2004, between Wells OP and Alstom Power Inc.;

                  (pp) Gartner Lease Amendment. An original fully executed counterpart of the Gartner Lease Amendment, to the extent the same is in Sellers' possession;

                  (qq) ISS Lease Amendment. An original fully executed counterpart of the ISS Lease Amendment, to the extent the same is in Sellers' possession;

                  (rr) ASML Non-Disturbance Agreement. An originally fully executed counterpart of the ASML Non-Disturbance Agreement, to the extent the same is in Seller's possession;

                  (ss) Replacement Ingram Micro Industrial Development Revenue Note. A replacement original of the Ingram Micro Industrial Development Revenue Note, as endorsed or assigned to Purchaser, to the extent the same is in Seller's possession; or in the absence of such original replacement note, an affidavit executed on behalf of Wells OP that such note has been lost and that Wells OP has not assigned such note to any other person;

                  (tt) Replacement ISS Bonds. Replacement originals of the ISS Bonds, issued in the name of Purchaser, to the extent the same are in Seller's possession;


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Purchase and Sale Agreement


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                  (uu)     Assignment  of Opus  Indemnity.  An assignment of all
rights of Wells OP with respect to the Opus Indemnity;

                  (vv) Assignment of Allstate Purchase Option. An assignment by Wells OP to Purchaser of all rights of Wells OP under and pursuant to the Allstate Purchase Option;

                  (ww) Nissan Quitclaim Deed. The Nissan Quitclaim Deed, to the extent the same is in the possession of Wells OP;

                  (xx) Keys and Records. All of the keys to any door or lock on the Properties and the original tenant files and other non-confidential books and records (excluding any appraisals, budgets, third party reports obtained by Sellers prior to the acquisition of the respective Properties by such Sellers, strategic plans for the Properties, internal analyses, information regarding the marketing of the Properties for sale, submissions relating to Sellers' obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Sellers which Sellers or either of them deem proprietary) relating to the Property in the possession of Sellers;

                  (yy) Property Manager Lien Waivers. Executed lien waivers from the managers under the Management Agreements in those jurisdictions in which property managers may have statutory lien rights, to the extent such lien waivers may be in Sellers' possession (Sellers hereby agreeing to use good faith efforts to obtain the same);

                  (zz) Original Letters of Credit. All original Letters of Credit in the possession of Sellers, together with transfers executed by each applicable Seller, directing the respective issuers of the Letters of Credit to transfer the Letters of Credit to Purchaser as beneficiary thereunder; and

                  (aaa) Other Documents. Such other documents as shall be reasonably requested by Purchaser's title insurer to effectuate the purposes and intent of this Agreement.

         5.2. Purchaser's Closing Deliveries. Purchaser shall obtain or execute and deliver to Sellers at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

                  (a)      Assignment   and   Assumption  of  Leases.   Two  (2)
counterparts of the Assignment and Assumption of Leases with respect to each Seller, executed and acknowledged by Purchaser;

                  (b) Assignment and Assumption of ASML Sub-Ground Lease. Two (2) counterparts of the Assignment and Assumption of ASML Sub-Ground Lease, executed and acknowledged by Purchaser;

                  (c) Assignment and Assumption of Ingram Micro Bond Lease. Two (2) counterparts of the Assignment and Assumption of Ingram Micro Bond Lease, executed and acknowledged by Purchaser;


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                  (d)      Assignment and Assumption of ISS Bond Lease.  Two (2)
counterparts of the Assignment and Assumption of ISS Bond Lease, executed and acknowledged by Purchaser;

                  (e)      Assignment   and  Assumption  of  Ingram  Micro  Loan
Documents. Two (2) counterparts of the Assignment and Assumption of Ingram Micro Loan Documents, executed and acknowledged by Purchaser;

                  (f)      Assignment and Assumption of ISS Bond Documents.  Two
(2) counterparts of the Assignment and Assumption of ISS Bond Documents, executed and acknowledged by Purchaser;

                  (g) Assignment and Assumption of ASML Sublease. Two (2) counterparts of the Assignment and Assumption of ASML Sublease, executed and acknowledged by Purchaser;

                  (h) Assignment and Assumption of Ingram Micro Sublease. Two (2) counterparts of the Assignment and Assumption of Ingram Micro Sublease, executed and acknowledged by Purchaser;

                  (i) Assignment and Assumption of ISS Subleases. Two (2) counterparts of the Assignment and Assumption of ISS Subleases, executed and acknowledged by Purchaser;

                  (j)      Assignment and Assumption of Service  Contracts.  Two
(2) counterparts of the Assignment and Assumption of Service Contracts with respect to each Seller, executed and acknowledged by Purchaser;

                  (k) General Assignment. Two (2) counterparts of the General Assignment with respect to each Seller, executed and acknowledged by Purchaser;

                  (l)      ISS   Home   Office   Payment   Agreement.   Two  (2)
counterparts of the ISS Home Office Payment Agreement, executed and acknowledged by Purchaser;

                  (m) Assignment and Assumption of Agreements Regarding ISS Letters of Credit. Two (2) counterparts of the Assignment and Assumption of Agreements Regarding ISS Letters of Credit, executed and acknowledged by Purchaser;

                  (n) Assignment of Letters of Credit. Two (2) counterparts of the Assignment of Letters of Credit, executed by Purchaser;

                  (o)      Assignment   and   Assumption  of  Highwoods   Rental
Guaranty Agreements. Two (2) counterparts of the Assignment and Assumption of Highwoods Rental Guaranty Agreements.

                  (p) Purchaser's Certificate. A certificate in the form attached hereto as SCHEDULE 22 ("Purchaser's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser's representations and warranties contained in


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Purchase and Sale Agreement

Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;

                  (q) Notice of Sale to Tenants. The Tenant Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(cc) hereof;

                  (r) Notices of Sale to Ground Lessors. The Ground Lessor Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(dd) hereof;

                  (s) Notices of Sale to Service Contractors and Leasing Agents. The Other Notices of Sale to service providers and leasing agents, as contemplated in Section 5.1(ee) hereof;

                  (t) Notices of Sale to Associations. The Association Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(ff) hereof;

                  (u) Notices of Sale to Declarants. The Declarant Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(gg) hereof;

                  (v) SNDAs. Such SNDAs as may have been executed and delivered by any Major Tenants;

                  (w)      Assignment  and   Assumption  of  Pacificare   Escrow
Agreement. Two (2) counterparts of the Assignment and Assumption of Pacificare Escrow Agreement;

                  (x) Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Sellers pursuant to this Agreement;

                  (y) Evidence of Authority. A copy of resolutions of the Board of Directors of Purchaser, certified by the Secretary or Assistant Secretary of Purchaser to be in force and unmodified as of the date and time of Closing, authorizing the purchase contemplated herein, the execution and delivery of the documents required hereunder, and designating the signatures of the persons who are to execute and deliver all such documents on behalf of Purchaser or if Purchaser is not a corporation, such documentation as Seller may reasonably require to establish that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered; and

                  (z) Other Documents. Such other documents as shall be reasonably requested by Sellers' counsel to effectuate the purposes and intent of this Agreement.

         5.3. Closing Costs. Sellers shall pay the attorneys' fees of Sellers, any escrow closing fees charged by the Title Company, the cost of recording the Limited Warranty Deeds, the Capital One Lake Easement Deed, the Kerr McGee Sewer Easement and the satisfactions of the Loans to be paid by Sellers at Closing, the cost of title examination fees and title insurance premiums for the "standard" or "base" coverage under all owner's title insurance policies issued


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Purchase and Sale Agreement
by the Title Company to Purchaser with respect to the Properties, but not in excess of the sum of $738,804.61 in the aggregate (as reduced by the title insurance premium for "standard" or "base" coverage as to any Excluded Property), the Transfer Fees with respect to the Letters of Credit, the costs (if any) to transfer the certificates of occupancy for the Properties to Purchaser, and all other costs and expenses incurred by Sellers in closing and consummating the purchase and sale of the Properties pursuant hereto. Purchaser shall pay the cost of all title insurance premiums for "extended" coverage and all endorsements as to all owner's title insurance policies issued by the Title Company to Purchaser with respect to the Properties, all title insurance premiums payable with respect to all mortgagee title insurance policies that may be issued by the Title Company to any lender(s) of Purchaser, all other recording fees on all instruments to be recorded in connection with these transactions, the attorneys' fees of Purchaser, and all other costs and expenses incurred by Purchaser in the performance of Purchaser's due diligence inspection of the Properties and in closing and consummating the purchase and sale of the Properties pursuant hereto. Purchaser and the Seller of each applicable Property shall each pay fifty percent (50%) of the Surveys and fifty percent (50%) of Real Estate Transfer Taxes (if any) imposed by the applicable jurisdiction(s) in which each such Property is located upon the conveyance of each such Property pursuant hereto; provided, however, that Purchaser's share of said aggregate Real Estate Transfer Taxes shall not exceed $850,000.00.

         5.4.     Prorations  and Credits.  The following  items in this Section
5.4 shall be adjusted and prorated between each Seller and Purchaser as of 11:59 P.M. on the day preceding the Closing, based upon the actual number of days in the applicable month or year:

                  (a) Taxes. All general real estate taxes imposed by any governmental authority ("Taxes") shall be prorated between Purchaser and each Seller as to the Taxes with respect to the Properties of such Seller as of the Closing. If the Closing occurs prior to the receipt by Sellers of the tax bill for any of the Properties for the calendar year or other applicable tax period in which the Closing occurs, Taxes with respect to such Property or Properties shall be prorated for such calendar year or other applicable tax period based upon the prior year's tax bill. Notwithstanding the foregoing, Taxes shall not be prorated with respect to any Property as to which the tenant under the Lease(s) with respect to such Property is obligated to pay Taxes directly to the applicable taxing authority.

                  (b) Reproration of Taxes. After receipt of final Taxes and other bills, Purchaser shall prepare and present to each Seller a calculation of the reproration of such Taxes and other items with respect to the Properties of such Seller, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. Purchaser and each Seller shall make the appropriate adjusting payment between them within thirty (30) days after presentment to such Seller of Purchaser's calculation and appropriate back-up information. Purchaser shall provide each Seller with appropriate backup materials related to the calculation, and each Seller may inspect Purchaser's books and records related to the Properties of such Seller to confirm the calculation. The provisions of this Section 5.4(b) shall survive the Closing for a period of one (1) year after the Closing Date.

                  (c) Rents, Income and Other Expenses. As to each Seller, rents and any other amounts (including Taxes) paid by tenants of the Properties of such Seller shall be prorated as of


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Purchase and Sale Agreement
the Closing Date and be adjusted against the Purchase Price allocated to such Seller on the basis of a schedule which shall be prepared by such Seller and delivered to Purchaser for Purchaser's review and approval at least five (5) Business Days prior to Closing. With respect to each Seller, Purchaser shall receive at Closing a credit for Purchaser's pro rata share of the rents, additional rent, common area maintenance charges, tenant reimbursements and escalations, and all other payments paid for the month of Closing with respect to the Properties of such Seller and for all other rents and other amounts with respect to the Properties of such Seller that apply to periods from and after the Closing, but which are received by such Seller prior to Closing. Purchaser agrees to pay to each Seller, upon receipt, any rents or other payments by tenants under their respective Leases with respect to the Properties of such Seller that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that any delinquent rents or other payments by tenants shall be applied first to any current amounts owing by such tenants from and after Closing, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to such Seller to the extent of delinquencies existing at the time of Closing to which such Seller is entitled; it being understood and agreed that Purchaser shall not be legally responsible to such Seller for the collection of any rents or other charges payable with respect to such Leases or any portion thereof, which are delinquent or past due as of the Closing Date; but Purchaser agrees that Purchaser shall send monthly notices for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. With respect to each Seller, any reimbursements payable by any tenant under the terms of any tenant lease affecting any of the Properties of such Seller as of the Closing Date, which reimbursements pertain to such tenant's pro rata share of increased operating expenses or common area maintenance costs incurred with respect to such Properties at any time prior to the Closing, shall be prorated upon Purchaser's actual receipt of any such reimbursements, on the basis of the number of days of such Seller's and Purchaser's respective ownership of such Properties during the period in respect of which such reimbursements are payable; and Purchaser agrees to pay to such Seller such Seller's pro rata portion of such reimbursements within thirty (30) days after Purchaser's receipt thereof. Conversely, if any tenant under any such Lease affecting the Properties of such Seller shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, such Seller shall, within thirty (30) days following Purchaser's demand therefor, pay to Purchaser an amount equal to such Seller's pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. The applicable Sellers shall be and remain responsible for the payment of all Florida sales tax that may be payable on rents and rental income paid by the tenants under their leases affecting the Americredit Property and the Gartner Property, respectively, prior to the Closing Date (and to the extent that the tenants under such Leases are required to reimburse the landlord for all or any part of such Florida sales tax, such tenant reimbursement paid with respect to the rents payable for all periods prior to the Closing Date shall belong to the applicable Sellers). Conversely, Purchaser shall be responsible for the payment of all Florida sales tax that may be payable on rents and rental income paid by such tenants under their Leases for all periods from and after the Closing Date (and to the extent that the tenants under such Leases are required to reimburse the landlord for all or any part of such Florida sales tax, such tenant reimbursements with respect to rents paid by such tenants for all periods from and after the Closing Date shall belong to Purchaser). Each Seller hereby retains its right to pursue any tenant under the Leases affecting the Properties of such Seller for sums due such Seller for periods attributable to such Seller's ownership of such Properties; provided, however, that such Seller (i) shall be required to


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Purchase and Sale Agreement
notify Purchaser in writing of its intention to commence or pursue such legal proceedings, and to provide Purchaser with copies of all correspondence with such tenant relative to such proceedings; (ii) shall only be permitted to commence or pursue any legal proceedings after the date which is three (3) months after Closing, except that such Seller shall be entitled to continue to pursue any legal proceedings commenced prior to Closing; and (iii) shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the applicable Lease. The provisions of this Section 5.4(c) shall survive the Closing for a period of eighteen (18) months after the Closing Date; provided, however, that in the event the tenant under any Lease affecting any Property currently has rights to audit operating expenses under its Lease for calendar year 2005 which extend beyond eighteen (18) months after the Closing Date of such Property, then as to any such Property and Lease, the provisions of this Section 5.4(c) shall survive the Closing for a period of time equal to any such tenant's audit rights under such Lease.

                  (d) Security Deposits. As to each Seller, Purchaser shall receive at Closing a credit with respect to the Purchase Price allocated to such Seller for all Security Deposits transferred and assigned to Purchaser at Closing in connection with the Leases affecting the Properties of such Seller, together with a detailed inventory of such Security Deposits.

                  (e) Operating Expenses. As to each Seller, personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges, and normally prorated operating expenses actually paid or payable as of the Closing Date with respect to the Properties of such Seller (including, without limitation, amounts payable pursuant to the Service Contracts and Property Management Agreements) shall be prorated as of the Closing Date and adjusted against the Purchase Price allocated to such Seller, provided that within ninety (90) days after the Closing, Purchaser and such Seller will make a further adjustment for such taxes, charges and expenses affecting the Properties of such Seller which may have accrued or been incurred prior to the Closing Date, but not collected or paid at that date. In addition, as to each Seller, within ninety (90) days after the close of the fiscal year(s) used in calculating the pass-through to tenants of operating expenses and/or common area maintenance costs under the Leases affecting the Properties of such Seller (where such fiscal year(s) include(s) the Closing Date), such Seller and Purchaser shall, upon the request of either, re-prorate on a fair and equitable basis in order to adjust for the effect of any credits or payments due to or from tenants for periods prior to the Closing Date. All prorations shall be made based on the number of calendar days in such year or month, as the case may be. Notwithstanding the foregoing, personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges, and operating expenses shall not be prorated with respect to any Property as to which the tenant under the Lease(s) with respect to such Property is obligated to pay the same directly to the provider thereof. The provisions of this Section 5.4(e) shall survive the Closing for a period of eighteen (18) months after the Closing Date; provided, however, that in the event the tenant under any Lease affecting any Property currently has rights to audit operating expenses under its Lease for calendar year 2005 which extend beyond eighteen (18) months after the Closing Date of such Property, then as to any such Property and Lease, the provisions of this Section 5.4(e) shall survive the Closing for a period of time equal to any such tenant's audit rights under such Lease.

                  (f)      Tenant Inducement Costs.


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                           (i)      At  the   Closing   of  the  ISS   Property,
Purchaser shall receive a credit against the Purchase Price of such Property in the amount of $888,076.88, said sum representing the unpaid tenant improvement allowance payable to the tenant under and pursuant to the Lease for Building 3 of the ISS Property. At such Closing, Purchaser shall assume the obligation to pay such tenant improvement allowance to such tenant as and when the same becomes payable pursuant to the terms of said Lease.

                           (ii)     At the  Closing of the John Wiley  Property,
Purchaser shall receive credits against the Purchase Price of such Property (x) in the amount of $69,492.00, said sum representing the unpaid tenant improvement allowance payable to John Wiley & Sons, Inc. under and pursuant to its Lease at the John Wiley Property as set forth on the attached Exhibit "I", and (y) in the amount of $48,239.00, said sum representing the unpaid leasing commission payable to CB Richard Ellis, Inc. in connection with the Lease with John Wiley & Sons, Inc. pursuant to the Commission Agreement described on the attached Exhibit "C". At such Closing, Purchaser shall assume the obligations to pay such tenant improvement allowance and such leasing commission to said tenant and leasing agent as and when the same become payable pursuant to the terms of said Lease and Commission Agreement.

                                   ARTICLE 6.
                              CONDITIONS TO CLOSING

         6.1. Conditions Precedent to Purchaser's Obligations. Subject to the last paragraph of this Section 6.1, the obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion by written notice to Sellers at or prior to the Closing
Date:

                  (a) Covenants. Sellers shall have performed, in all material respects, all covenants, agreements and undertakings of Sellers contained in this Agreement;

                  (b) Representations and Warranties. All representations and warranties of each Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to such Seller's knowledge and without modification (by update or otherwise, as provided in Section 5.1 hereof);

                  (c) Tenant Estoppel Certificates. Tenant Estoppel Certificates from each of the Major Tenants shall have been delivered to Purchaser, with each such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT "M" (or if the applicable Lease provides for a particular form of estoppel certificate to be given by the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein), (ii) to be dated within thirty (30) days prior to the First Closing Date, (iii) to confirm the material terms of the applicable Lease as contained in the copies of the Leases obtained by or delivered to Purchaser,
(iv) to confirm the absence of any material defaults under the applicable Lease as of the date thereof; and (v) the Tenant Estoppel Certificates for the Alstom Property, the AT&T


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(PA)  Property  and  the  Capital  One  Property  must  confirm  the  applicable information identified on EXHIBIT "V" as "critical"; provided; however, that if the closing of the purchase and sale of any Property is adjourned or postponed beyond the First Closing Date set forth in Section 2.7(a) hereof, for any reason permitted under this Agreement or as otherwise may be agreed by Sellers and Purchaser, and Sellers theretofore shall have obtained and delivered a Tenant Estoppel Certificate meeting the requirements of this Section 6.1(c) and dated within thirty (30) days of First Closing Date, then this condition shall be deemed satisfied as to such Property and Sellers shall have no obligation to seek or obtain an updated Tenant Estoppel Certificate as to such Property to comply with clause (ii) hereinabove. Subject to the last paragraph of this
Section 6.1, the delivery of said Tenant Estoppel Certificates from the Major Tenants shall be a condition of Closing, and the failure or inability of Sellers to obtain and deliver any of said Tenant Estoppel Certificates, each Seller having used its good faith efforts to obtain the same from the tenants under Leases of the Properties of such Seller, shall not constitute a default by Sellers under this Agreement;

                  (d) Lease Guarantor Estoppel Certificates. Lease Guarantor Estoppel Certificates from each of the Lease Guarantors under the Lease Guaranties shall have been delivered to Purchaser, with each such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT "T" and (ii) to be dated within thirty (30) days prior to the First Closing Date; provided, however, that if the closing of the purchase and sale of any Property is adjourned or postponed beyond the First Closing Date set forth in Section 2.7(a) hereof for any reason permitted under this Agreement or as otherwise may be agreed by Sellers and Purchaser, and Sellers theretofore shall have obtained and delivered a Lease Guarantor Estoppel Certificate meeting the requirements of this Section 6.1(d) and dated within thirty (30) days of the First Closing Date, then this condition shall be deemed satisfied as to such Property and Sellers shall have no obligation to seek or obtain an updated Lease Guarantor Estoppel Certificate as to such Property to comply with clause (ii) hereinabove. Subject to the last paragraph of this Section 6.1, the delivery of said Lease Guarantor Estoppel Certificates from the Lease Guarantors shall be a condition of Closing, and the failure or inability of Sellers to obtain and deliver any of said Lease Guarantor Estoppel Certificates, each Seller having used its good faith efforts to obtain the same from the Lease Guarantors of any Lease affecting the Properties of such Seller, shall not constitute a default by Sellers under this Agreement;

                  (e) Highwood Estoppel Certificates. The Highwoods Estoppel Certificates in substantially the form attached hereto as EXHIBIT "Y", executed by Highwoods Properties, Inc. Subject to the last paragraph of this
Section 6.1, the delivery of said Highwoods Estoppel Certificates shall be a condition of Closing, and the failure or inability of the applicable Seller to obtain and deliver any of said Highwoods Estoppel Certificates, such Seller having used its good faith efforts to obtain the same, shall not constitute a default by Sellers under this Agreement

                  (f) Ground Lessor Estoppel Certificates. Ground Lessor Estoppel Certificates from each of the ground lessors under the ASML Prime Ground Lease, the ASML Sub-Ground Lease and the Ingram Micro Bond Lease, with each such estoppel certificate (i) to be substantially in the forms attached hereto as EXHIBIT "H-1", EXHIBIT "H-2" and EXHIBIT "H-3", respectively (or if the applicable Ground Lease provides for a particular form of estoppel certificate to be given by the lessor thereunder, the Ground Lessor Estoppel Certificate with


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respect to such ground lease may be in the form as called for therein),  (ii) to be dated within thirty (30) days prior to the First Closing Date, (iii) to confirm the material terms of the applicable ground lease, as contained in the copies of the Ground Leases obtained by or delivered to Purchaser, and (iv) to confirm the absence of any material defaults under the applicable Ground Leases as of the date of such estoppel certificate; provided, however, that if the closing of the purchase and sale of the property is adjourned or postponed beyond the First Closing Date set forth in Section 2.7(a) hereof for any reason permitted under this Agreement or as otherwise may be agreed by Sellers and Purchaser, and Sellers theretofore shall have obtained and delivered a Ground Lessor Estoppel Certificate meeting the requirements of this Section 6.1(f) and dated within thirty (30) days of the First Closing Date, then this condition shall be deemed satisfied as to such Property and Sellers shall have no obligation to seek or obtain an updated Ground Lessor Estoppel Certificate as to such Property to comply with clause (ii) hereinabove. Subject to the last
paragraph  of  this  Section  6.1,  the  delivery  of  Ground  Lessor   Estoppel
Certificates from the ASML Prime Ground Lessor, the ASML Sub-Ground Lessor and the Ingram Micro Ground Lessor shall be a condition of Closing, and the failure or inability of Wells OP to obtain and deliver said Ground Lessor Estoppel Certificates, Wells OP having used its good faith efforts to obtain the same from the ground lessors under the Ground Leases, shall not constitute a default by Wells OP under this Agreement;

                  (g) Association Estoppel Certificates. An Association Estoppel Certificate from each of the Associations listed on the attached EXHIBIT "D" shall have been delivered to Purchaser, with each such Association Estoppel Certificate (i) to be dated within thirty (30) days prior to the First Closing Date, and (ii) to confirm (A) the absence of any material defaults or violations by the applicable Seller with respect to the payment of any assessments (whether annual, periodic or special) to such Association with respect to the applicable Property or Properties owned by such Seller as "owner", (B) the amount of any annual, periodic or regular assessments and specific assessments to become payable by the owner of the applicable Property and as to which such Association has given written notice to such Seller prior to or concurrently with the date of such Association Estoppel Certificate, (C) if the Association (or architectural review committee, board or other group) is required under the terms of the applicable Declaration to confirm that the plans and specifications for the applicable Wells OP Improvements or Wells Affiliate Improvements have been approved as may be required under the terms of such Declaration, then a statement that such plans and specifications have been so approved, and (D) all amendments or modifications of the applicable Declaration; provided, however, that if the closing of purchase and sale of any Property is adjourned or postponed beyond the First Closing Date set forth in Section 2.7(a) hereof for any reason permitted under this Agreement or as otherwise may be agreed by Seller and Purchaser and Sellers theretofore shall have obtained and delivered an Association Estoppel Certificate meeting the requirements of this
Section 6.1(g) and dated within thirty (30) days of the First Closing Date, then this condition shall be deemed satisfied as to such Property and Sellers shall have no obligation to seek or obtain an updated Association Estoppel Certificate as to such Property to comply with clause (i) hereinabove. Subject to the last paragraph of this Section 6.1, the delivery of said Association Estoppel Certificates from such Associations shall be a condition of Closing, and the failure or inability of Sellers to obtain and deliver said Association Estoppel Certificates, each applicable Seller having used its good faith efforts to obtain the same shall not constitute a default by Sellers under this Agreement. Notwithstanding anything to the contrary contained


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


herein, if the applicable Seller has been unable to obtain and deliver to Purchaser by Closing the applicable Association Estoppel Certificate meeting the requirements set forth above, then, at the option of such Seller, this condition to Closing may be satisfied by such Seller's execution and delivery to Purchaser at Closing, on behalf of any Association having rights with respect to the Property of such Seller and which has failed to provide the required Association Estoppel Certificate an estoppel certificate substantially in the form attached hereto as SCHEDULE 20 ("Seller's Estoppel"); and provided that the applicable Seller's liability under any such Seller's Estoppel so executed and delivered by such Seller to Purchaser at Closing shall cease and terminate upon the receipt by Purchaser after Closing of a duly executed Association Estoppel Certificate from the Association covered in such Seller's Estoppel to the extent that such Association Estoppel Certificate conforms to Seller's Estoppel in all material respects; and

                  (h) Declarant Estoppel Certificates. A Declarant Estoppel Certificate from each of the Declarants under the Declarations shall have been delivered to Purchaser, with each such estoppel certificate (i) to be dated within thirty (30) days prior to the Closing Date, and (ii) to confirm (A) the absence of any material defaults or violations under the applicable Declaration by the applicable Seller as "owner" as defined in such Declaration, (B) the payment of all amounts due from such Seller, (C) if Declarant is required under the terms of the applicable Declaration to confirm that the plans and specifications for the applicable Wells OP Improvements or Wells Affiliate Improvements have been approved as may be required under the terms of such Declaration, then a statement that such plans and specifications have been so approved, and (D) all amendments or modifications of the applicable Declaration. Subject to the last paragraph of this Section 6.1, the delivery of said Declarant Estoppel Certificates from such Declarants shall be a condition of Closing, and the failure or inability of Sellers to obtain and deliver said Declarant Estoppel Certificates, each applicable Seller having used its good faith efforts to obtain the same, shall not constitute a default by Sellers under this Agreement; provided, however, that if the closing of purchase and sale of any Property is adjourned or postponed beyond the initial First Closing Date set forth in Section 2.7(a) hereof for any reason permitted under this Agreement or as otherwise may be agreed by Seller and Purchaser and Sellers theretofore shall have obtained and delivered an Declarant Estoppel Certificate meeting the requirements of this Section 6.1(h) and dated within thirty (30) days of said initial First Closing Date, then this condition shall be deemed satisfied as to such Property and Sellers shall have no obligation to seek or obtain an updated Declarant Estoppel Certificate as to such Property to comply with clause (i) hereinabove. Notwithstanding anything to the contrary contained herein, if the applicable Seller has been unable to obtain and deliver to Purchaser by Closing the applicable Declarant Estoppel Certificate meeting the requirements set forth above, then, at the option of such Seller, this condition to Closing may be satisfied by such Seller's execution and delivery to Purchaser at Closing, on behalf of any Declarant having rights with respect to the Property of such Seller and which has failed to provide the required Declarant Estoppel Certificate, a Seller's Estoppel substantially in the form attached hereto as SCHEDULE 20; and provided that the applicable Seller's liability under any such Seller's Estoppel so executed and delivered by such Seller to Purchaser at Closing shall cease and terminate upon the receipt by Purchaser after Closing of a duly executed Declarant Estoppel Certificate from the Declarant covered in such Seller's Estoppel to the extent that such Declarant Estoppel Certificate conforms to Seller's Estoppel in all material respects.


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Purchase and Sale Agreement


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                  (i)      Gartner Lease Amendment and ISS Lease Amendment.  The
Gartner Lease Amendment as executed by Wells Funds XI and XII REIT JV and Gartner, Inc., and the ISS Lease Amendment as executed by Wells OP and Internet Security Systems, Inc., each of which lease amendments shall be substantially in the forms attached hereto as Exhibit "CC" and Exhibit "DD", respectively.
Subject to the last paragraph of this Section 6.1, the delivery of the Gartner Lease Amendment and the ISS Lease Amendment shall be conditions to Closing, and the failure or inability of Sellers to obtain and delivery either of said lease amendments, each applicable Seller having used its good faith efforts to obtain the same from said tenants, shall not constitute a default by Sellers hereunder.

                  (j) Final C.O.'s for Alstom Power Property and Capital One Property. The delivery by Wells Virginia REIT and Wells OP to Purchaser of copies of final certificates of occupancy for all improvements located on the Alstom Power Property and the Capital One Property, or the delivery by Wells Virginia REIT and Wells OP to Purchaser of other evidence satisfactory to Purchaser that final certificates of occupancy have been issued by the applicable governing authorities for all improvements located on the Alstom Power Property and the Capital One Property.

In the event any condition in this Section 6.1 has not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as the same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Sellers given prior to the Closing, whereupon (i) Escrow Agent shall promptly return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

         6.2. Conditions Precedent to Sellers' Obligations. The obligations of Sellers hereunder to consummate the transactions contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing (or at such earlier time as may be provided below), any of which may be waived by Sellers in their sole discretion by written notice to Purchaser at or prior to the Closing Date:

                  (a) Purchaser shall have paid and Sellers shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement;

                  (b) Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement; and

                  (c) All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser's knowledge and without modification (by update or otherwise, as provided in Section 5.2 hereof).


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         6.3.     Conditions   Precedent   to  Purchase   and  Sale  of  Certain
Properties.

                  (a)      In addition  to and not in lieu of  Sections  6.1 and
6.2 above, the respective obligations of Purchaser and Sellers to consummate the transaction contemplated hereunder with respect to the Bank of America Property shall in all respects be conditioned upon the failure (or deemed failure) of Bank of America NT & SA, as tenant under its Lease affecting the Bank of America Property, to timely exercise its right to purchase the Bank of America Property pursuant to the terms of its Lease. In the event that the Outstanding ROFO/ROFR Party shall timely exercise its right to purchase the Bank of America Property, Sellers shall promptly notify Purchaser in writing thereof, which notice shall be accompanied by a true and correct copy of the notice of exercise received by the applicable Seller ("Seller's Partial Termination Notice"). Upon the delivery by Seller to Purchaser of Seller's Partial Termination Notice, this Agreement shall terminate the Bank of America Property which is the subject of Seller's Partial Termination Notice, whereupon (1) the aggregate Purchase Price for the Properties as set forth in Section 2.5 hereof shall be reduced by the Purchase Price for the Bank of America Property as set forth on EXHIBIT "O" attached hereto; (2) Escrow Agent shall promptly return the Earnest Money allocated to the Bank of America Property (i.e., $1,500,000.00) to Purchaser; (3) the parties hereto shall proceed to close the purchase and sale of the other Properties which are the subject of this Agreement; and (4) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement with respect to the Bank of America Property.

                  (b)      In  addition  to and not in lieu of  Section  6.1 and
Section 6.2 above, the respective obligations of Purchaser and Seller to consummate the transactions contemplated hereunder with respect to the ASML Property and the Ingram Micro Property shall in all respects be conditioned upon the written approval or consent of the lessors under the ASML Prime Ground Lease, the ASML Sub-Ground Lease and the Ingram Micro Bond Lease to the transfers, respectively, of the leasehold estates in the ASML Property and the Ingram Micro Property to Purchaser.


                                   ARTICLE 7.
                            CASUALTY AND CONDEMNATION

         7.1. Casualty. Risk of loss up to and including the Closing Date shall be borne by Sellers. In the event of any immaterial damage or destruction to the Properties of a Seller or any portion thereof, Sellers and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and the applicable Seller whose Property or Properties was or were the subject of such damage or destruction will assign to Purchaser at the Closing such Seller's rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due such Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. For purposes of this Agreement, the term "immaterial damage or destruction" shall be applied on a Property by Property basis and shall mean such instances of damage or destruction of the subject Property:


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(i) which can be  repaired or restored at a cost equal to or less than an amount equal to five percent (5%) of the Purchase Price of such Property, as set forth on the attached Exhibit "O"; (ii) which can be restored and repaired within one hundred eighty (180) days from the date of such damage or destruction; (iii) which are not so extensive as to allow any Major Tenant of such Property to terminate its Lease with respect to such Property or abate or reduce rent payable thereunder (unless business loss or rent insurance shall be available in
the  full  amount  of  such  abatement  or  reduction,   subject  to  applicable
deductibles) on account of such damage or destruction; and (iv) in which such Seller's rights under its rent loss insurance policies covering such Property are assignable to Purchaser and will continue pending restoration and repair of the damage or destruction.

         In the event of any material damage or destruction to one or more of the Properties or any portion thereof, Purchaser may, at its option, by notice to Sellers given within the earlier of twenty (20) days after Purchaser is notified by Sellers of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such election): (i) terminate this Agreement as to any such Property which is the subject of material damage or destruction (an "Excluded Property"), or (ii) proceed to close under this Agreement, receive (and each Seller will assign to Purchaser at the Closing the rights of such Seller under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due such Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. If Purchaser fails to deliver to Sellers notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If Purchaser elects clause (ii) above, each Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from the insurers of such Seller. For purposes of this Agreement "material damage or destruction" shall mean all instances of damage or destruction that are not immaterial, as defined herein.

         7.2. Condemnation. If, prior to the Closing, all or any part of the Properties of a Seller is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if a Seller has received written notice that any condemnation action or proceeding with respect to the Properties of such Seller is contemplated by a body having the power of eminent domain (collectively, a "Taking"), such Seller shall give Purchaser immediate written notice of such Taking. In the event of any immaterial Taking with respect to the Properties of a Seller or any portion thereof, Sellers and Purchaser shall proceed to close under this Agreement. For purposes of this Agreement, the term "immaterial Taking" shall be applied on a Property by Property basis and shall mean such instances of Taking of the subject Property: (i) which do not result in a taking of any portion of the building structure of the building occupied by tenants on such Property; (ii) which do not result in a decrease in the number of parking spaces at such Property (taking into account the number of additional parking spaces that can be provided within one hundred eighty (180) days of such Taking); and (iii) which are not so extensive as to allow any Major


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Tenant of such  Property to terminate its Lease with respect to such Property or abate or reduce rent payable thereunder [unless business loss or rent insurance (subject to applicable deductibles) or condemnation award proceeds shall be available in the full amount of such abatement or reduction, and Purchaser shall receive a credit at Closing for such deductible amount] on account of such Taking.

         In the event of any material Taking of one or more of the Properties or any portion thereof (any such Property also being referred to in this Agreement as an "Excluded Property"), Purchaser may, at its option, by written notice to Sellers given within thirty (30) days after the receipt of such notice from such Seller, elect to terminate this Agreement only as to any such Excluded Property. If Purchaser chooses to terminate this Agreement as to any such Excluded Property in accordance with this Section 7.2, then the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate as to any such Excluded Property only and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. For purposes of this Agreement "material Taking" shall mean all instances of a Taking that are not immaterial, as defined herein.

         If Purchaser does not elect to, or has no right to, terminate this Agreement as to any Property in accordance herewith on account of a Taking, this Agreement shall remain in full force and effect and the sale of the Properties contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, each Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of such Seller in and to any awards applicable to the Properties of such Seller that have been or that may thereafter be made for such taking. At such time as all or a part of the Properties of a Seller is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as to any such Excluded Property only as provided in this Section 7.2, and provided that the Inspection Period has expired and Purchaser has delivered the Earnest Money to Escrow Agent, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) such Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser's prior written consent thereto in each case.

                                   ARTICLE 8.
                              DEFAULT AND REMEDIES

         8.1. Purchaser's Default. If Purchaser fails to consummate this transaction for any reason other than the default of Sellers, failure of a condition to Purchaser's obligation to close, or the exercise by Purchaser of an express right of termination granted herein, Sellers shall be entitled, as their sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Sellers upon Purchaser's default, and that said Earnest Money is a reasonable estimate of the probable loss of Sellers in the event of default by Purchaser. The retention by Sellers of said Earnest Money is intended not as a penalty, but as full liquidated damages. The


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right to retain the  Earnest  Money as full  liquidated  damages is the sole and exclusive remedy of Sellers in the event of default hereunder by Purchaser, and Sellers hereby waive and release any right to (and hereby covenant that they shall not) sue the Purchaser: (a) for specific performance of this Agreement, or
(b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to or limit Purchaser's liability for Purchaser's obligations under Sections 3.1(b), 3.1(c), 3.7 and 10.1 of this Agreement or for Purchaser's obligation to pay to Sellers all attorney's fees and costs of Sellers to enforce the provisions of this Section 8.1. Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Sellers or either of them or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds the actual damages of Sellers or that its retention by Sellers constitutes a penalty and not agreed upon and reasonable liquidated damages.

         8.2. Seller's Default. If Sellers or any of them fail to perform any of their respective obligations under this Agreement for any reason other than Purchaser's default or the permitted termination of this Agreement by Sellers or any of them or Purchaser as expressly provided herein, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money from Escrow Agent, which return shall operate to terminate this Agreement and release Sellers from any and all liability hereunder; provided, however, that in the event, and only in the event, such default by any Seller was willful and intentional and Purchaser receives the return of the Earnest Money, then Sellers shall pay to Purchaser an amount equal to the lesser of (i) Purchaser's actual out-of-pocket expenditures incurred directly in conducting due diligence activities contemplated under this Agreement and in negotiating and finalizing this Agreement, or (ii) Ten Million and No/100 Dollars ($10,000,000.00), or (b) to enforce specific performance of the obligation of each Seller to execute and deliver the documents required to convey the Property owned by such Seller to Purchaser in accordance with this Agreement; it being specifically understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Sellers or any of them hereunder. Notwithstanding the foregoing, if after January 7, 2005, any Seller shall have conveyed title to such Seller's Property to another party (other than to the Outstanding ROFO/ROFR Party pursuant to the timely exercise by such Outstanding ROFO/ROFR Party of its ROFO/ROFR Rights) or intentionally and knowingly taken any other action to defeat the remedy of specific performance, Purchaser shall be entitled to seek actual damages from Sellers. Except as expressly provided to the contrary in this Section 8.2, Purchaser expressly waives its rights to seek damages in the event of the default of Sellers or any of them hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest Money applicable to such Property from Escrow Agent if Purchaser fails to file suit for specific performance against each applicable Seller who is in breach of its obligations hereunder in a court having jurisdiction on or before sixty (60) days following the date upon which the Closing was to have occurred.

                                   ARTICLE 9.
                                   ASSIGNMENT

         9.1. Assignment. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other. Notwithstanding the foregoing to the contrary, (i) this Agreement and all of


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Purchaser's  rights  hereunder  may be  transferred  and  assigned to any entity controlled by Purchaser or one or more of Purchaser's joint venture partners, and (ii) only contemporaneously with the Closing hereunder, Purchaser's rights under this Agreement with respect to any one or more of the separate Properties may be transferred and assigned to any entity controlled by Purchaser or one or more of Purchaser's joint venture partners so that the applicable Property or Properties as to which the transfer and assignment relates shall be conveyed to the applicable assignee and such assignee shall become the "Purchaser" under this Agreement as to such Property or Properties. Any assignee or transferee under any such assignment or transfer by Purchaser as to which the written consent of Seller has been given or as to which the consent of Seller is not required hereunder shall expressly assume all of Purchaser's duties, liabilities and obligations under this Agreement (whether arising or accruing prior to or after the applicable assignment or transfer) by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer,
except  that  any  assignee  or  transferee   under  a  transfer  or  assignment
effectuated contemporaneously with the Closing under clause (ii) of the preceding sentence shall be required to assume only such of Purchaser's duties, liabilities and obligations under this Agreement that relate to the particular Property or Properties as to which the transfer and assignment relates, and upon such assumption by the assignee or transferee, except for the duties and obligations arising under Purchaser's indemnities set forth in Sections 3.1(c) and 10.1 of this Agreement, the original Purchaser shall be released and shall have no further liabilities, duties or obligations under this Agreement that relate to such particular Property or Properties as to which the transfer and assignment relates. No assignment or transfer effectuated under clause (i) of this Section 9.1 shall relieve the original Purchaser of any duties or obligations hereunder, and the written assignment and assumption agreement shall expressly so provide. No assignment or transfer effectuated under clause (ii) above shall relieve the original Purchaser of any duties and obligations arising under Purchaser's indemnities set forth in Sections 3.1(c) and 10.1 hereof. For purposes of this Section 9.1, the term "control" shall mean the ownership of at least fifty percent (50%) of the applicable entity. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

                                   ARTICLE 10.
                              BROKERAGE COMMISSIONS

         10.1. Broker. Upon the Closing, and only in the event the Closing occurs, Sellers shall pay a brokerage commission to Eastdil Realty Company, LLC, a New York limited liability company ("Broker"), pursuant to a separate agreement between Sellers and Broker. Broker is representing Sellers in this transaction. Broker has joined in the execution of this Agreement for the purpose of acknowledging and agreeing that no real estate commission shall be earned by it or due it if the transaction contemplated herein does not close for any reason whatsoever. Broker acknowledges and agrees that it shall look solely to Sellers, and not to Purchaser, for the payment of such commission, and Broker hereby waives and releases any present or future claims against Purchaser for the payment of such commission. In addition, Broker (upon receipt of its brokerage commission) agrees to execute and deliver to Sellers and Purchaser at the Closing a release and waiver of any claim Broker may have against Purchaser or the Properties.


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Broker shall and does hereby  indemnify and hold Purchaser and Sellers  harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser or Sellers shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Properties contemplated hereby, and arising out of any acts or agreements of Broker. Each Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Properties contemplated hereby, and arising out of any acts or agreements of such Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Sellers free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Sellers shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Properties contemplated hereby and arising out of the acts or agreements of Purchaser. This Section 10.1 shall
survive  the  Closing  until  the  expiration  of  any  applicable   statute  of
limitations and shall survive any earlier termination of this Agreement.

                                   ARTICLE 11.
                                 INDEMNIFICATION

         11.1. Indemnification by Sellers. Following the Closing and subject to Sections 11.3 and 11.4, each Seller shall indemnify and hold Purchaser, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Purchaser-Related Entities") harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses ("Losses"), arising out of, or in any way relating to, (a) any breach of any representation or warranty of such Seller contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of such Seller or of Sellers jointly contained in this Agreement which survives the Closing or in any Closing Document.

         11.2. Indemnification by Purchaser. Following the Closing and subject to Sections 11.3 and 11.4, Purchaser (and Purchaser's joint venture partners to whom any rights of Purchaser are assigned pursuant to Section 9.1 hereof) shall indemnify and hold Sellers, their respective affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Seller-Related Entities") harmless from any and all Losses arising out of, or in any way relating to, (a) any breach of any representation or warranty by Purchaser contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Purchaser contained in this Agreement which survives the Closing or in any Closing Documents.


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         11.3.    Limitations on Indemnification.  Notwithstanding the foregoing provisions of Section 11.1, (a) Sellers shall not be required to indemnify Purchaser or any Purchaser Related Entities under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by Sellers under Section 11.1 above exceeds the Basket Limitation and, in such event Sellers shall be responsible for only the amount in excess of the Basket Limitation (the "Excess Amount"), with Wells OP responsible only for that amount equal to the Excess Amount multiplied by a fraction, the numerator of which is the sum of (i) the individual liability of Wells OP under Section 11.1 above, plus (ii) a percentage of the joint (and not individual) liability of Sellers under Section 11.1 above, with such percentage to be equal to one one-hundredth (1/100th) multiplied by the quotient obtained by dividing the total Purchase Price for the Wells OP Properties by the total Purchase Price for all of the Properties, and with each Wells Affiliate responsible only for that amount equal to the Excess Amount multiplied by a fraction, the numerator of which is the sum of (i) the individual liability of such Wells Affiliate under Section 11.1 above, plus (ii) a percentage of the joint (and not individual) liability of Sellers under Section 11.1 above, with such percentage to be equal to one one-hundredth (1/100th) multiplied by the quotient obtained by dividing the Purchase Price for the Wells Affiliate Property owned by such Wells Affiliate by the total Purchase Price for all of the Properties, (b) in no event shall the liability of Sellers with respect to the indemnification provided for in Section
11.1 above exceed in the aggregate the Cap Limitation, (c) if prior to the Closing, Purchaser obtains knowledge in writing of any inaccuracy or breach of any representation, warranty or covenant of Sellers or any of them contained in this Agreement (a "Purchaser-Waived Breach") and nonetheless proceeds with and consummates the Closing, then Purchaser and any Purchaser-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article 11 for, or any other claim or cause of action
under   this   Agreement,   at  law  or  in  equity  on   account  of  any  such
Purchaser-Waived   Breach,  and  (d)  notwithstanding  anything  herein  to  the contrary, the Basket Limitation and the Cap Limitation shall not apply with respect to Losses suffered or incurred as a result of breaches of any covenant or agreement of Sellers or any of them set forth in Section 5.3, Section 5.4,
Section 10.1, EXHIBIT "R" or "EXHIBIT "V" of this Agreement. Notwithstanding anything to the contrary set forth in Section 11.1 or in this Section 11.3, Wells OP agrees that Wells OP shall be jointly and severally liable with Wells Virginia REIT, Wells Brea, Wells Westlake, Wells Farmington Hills, Wells Kalamazoo and Wells EDS with respect to all obligations of each such party to Purchaser under Section 11.1 above and this Section 11.3.

         11.4. Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents with respect to each Property shall survive until the first (1st) anniversary of the closing of each such Property, unless a longer or shorter survival period is expressly provided for in this Agreement, or unless prior to such first (1st) anniversary date of such Closing, Purchaser or Seller, as the case may be, delivers written notice to the other party of such alleged breach specifying with reasonable detail the nature of such alleged breach and files an action with respect thereto within one hundred twenty (120) days after the giving of such notice.

         11.5. Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, or covenant or other provision of this Agreement or


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any Closing  Document which  survives the Closing shall be the  indemnifications provided for under Section 3.1(c), Section 10.1, and this Article 11.

                                   ARTICLE 12.
                                  MISCELLANEOUS

         12.1. Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile or other electronic transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

         PURCHASER:             Lexington Corporate Properties Trust
                                One Penn Plaza
                                Suite 4015
                                New York, New York  10119-4015
                                Attention:  Richard Rouse and Natasha Roberts
                                Facsimile:  212.594.6600
                                Email:  rrouse@lxp.com and nroberts@lxp.com

         with a copy to:        Paul, Hastings, Janofsky & Walker, LLP
                                75 East 55th Street
                                New York, New York  10022
                                Attention:  Katherine B. Lipton, Esquire
                                Facsimile:  212.230.7673
                                Email:  katherinelipton@paulhastings.com

         SELLERS:               c/o Wells Real Estate Funds
                                6200 The Corners Parkway
                                Norcross, Georgia  30092
                                Attention:  Mr. F. Parker Hudson
                                Facsimile:  770.243.4684
                                Email:  parker.hudson@wellsref.com

         with a copy to:        Troutman Sanders LLP
                                Suite 5200
                                600 Peachtree Street, N.E.
                                Atlanta, Georgia 30308-2216
                                Attn:  John W. Griffin and Leslie Fuller Secrest
                                Facsimile:  404.962.6577 and 404.962.6678
                                Email:  john.griffin@troutmansanders.com and
                                         leslie.secrest@troutmansanders.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) Business Day following the postmark date of such


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notice or other  communication,  (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile or other electronic transmission shall be deemed effectively given or received on the day of such electronic transmission of such notice or other communication and confirmation of such transmission if transmitted and confirmed prior to 6:00 p.m. local Atlanta, Georgia time on a Business Day and otherwise shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice and confirmation of such transmission. Refusal to accept delivery shall be deemed delivered.

         12.2 Possession. Full and exclusive possession of the Properties of each Seller, subject to the Permitted Exceptions and the rights of the tenants under the Leases affecting such Properties, shall be delivered by such Seller to Purchaser on the Closing Date.

         12.3 Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

         12.4 Publicity. The parties agree that, prior to Closing, and except for disclosures required by law or governmental regulations applicable to such party, no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials or make any public announcements regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto. Except for disclosures required by law or governmental regulations applicable to such party, Sellers and Purchaser shall each deliver to the other the press release of the other party to be issued in connection with the execution of this Agreement and in connection with the Closing no less than three (3) hours during normal business hours on a Business Day prior to the issuance of any such press release. No party shall record this Agreement or any notice hereof; and neither party shall file a copy of this Agreement with the SEC until the filing of their respective Quarterly Reports on Form 10-Q for the current quarter, except for any recording or filing otherwise required under the United States securities laws or as may be required by the SEC; provided, however, that (i) in the event Purchaser is so required, it shall provide Sellers reasonable advance notice of any such required filing, and (ii) any such required filing shall exclude all schedules and exhibits to this Agreement.

         12.5 Discharge of Obligations. The acceptance by Purchaser of the Limited Warranty Deeds of Sellers hereunder shall be deemed to constitute the full performance and discharge of each and every warranty and representation made by Sellers or any of them and Purchaser herein and every agreement and obligation on the part of Sellers or either of them and Purchaser to be performed pursuant to the terms of this Agreement, except those warranties, representations, covenants and agreements which are specifically provided in this Agreement to survive Closing.

         12.6 Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for


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any reason and to any extent be invalid or unenforceable,  the remainder of this
Agreement  and  the   application   of  such   provision  to  other  persons  or
circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

         12.7 Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Sellers and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

         12.8     Sale  Notification  Letters.  Promptly  following the Closing,
Purchaser shall deliver the Tenant Notices of Sale to each of the respective tenants under the Leases, the Ground Lessor Notices of Sale to each of the respective Ground Lessors under the Wells OP Ground Leases, the Declarant Notices to each of the respective Declarants under the Declarations, and the Other Notices of Sale to each service provider and leasing agent, the obligations under whose respective Service Contracts and Commission Agreements Purchaser has assumed at Closing.

         12.9 Access to Records Following Closing. Purchaser agrees that for a period of one (1) year following the Closing, each Seller shall have the right during regular business hours, on five (5) days' written notice to Purchaser, to examine and review at Purchaser's office (or, at Purchaser's election, at the Properties), the books and records of such Seller relating to the ownership and operation of the Properties of such Seller which were delivered by such Seller to Purchaser at the Closing. Likewise, each Seller agrees that for a period of one (1) year following the Closing, Purchaser shall have the right during regular business hours, on five (5) days' written notice to such Seller, to examine and review at such Seller's office, all books, records and files, if any, retained by such Seller relating to the ownership and operation by Seller prior to the Closing of the Properties of such Seller. The provisions of this Section shall survive the Closing for a period of one (1) year after the Closing Date.

         12.10 Submission to Jurisdiction. Each of Purchaser and Sellers irrevocably submits to the exclusive jurisdiction of (a) the Superior Court of Gwinnett County, Georgia located in Lawrenceville, Georgia, and (b) the United States District Court for the Northern District of Georgia for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Purchaser and Sellers further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Georgia with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of Purchaser and Sellers irrevocably and unconditionally waives trial by jury and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Superior Court of Gwinnett County, Georgia located in Lawrenceville, Georgia, and (b) the United States District Court for the Northern District of Georgia, and hereby further irrevocably and unconditionally waives and agrees not to plead or


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


claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         12.11 General Provisions. No failure of any party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of any party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Sellers or Purchaser unless such amendment is in writing and executed by Sellers and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed, interpreted and enforced under the laws of the State of Georgia. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

         12.12 Like-Kind Exchange . The parties hereto desire, and each party is willing to cooperate (subject to the limitations set forth below), to effectuate the sale of any one or more of the Properties by means of an exchange of "like-kind" property which will qualify as such under Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Each party expressly reserves the right to assign its rights, but not its obligations, hereunder to a qualified intermediary as provided in I.R.C. Reg. 1.1031(k)-1(g)(4) on or before the date of Closing. Upon written notice from either party (a "Requesting Party") to the other, the party to whom such notice is given (the "Other Party") agrees to cooperate with the Requesting Party to effect one or more like-kind exchanges with respect to the Property designated by such Requesting Party in its notice to the Other Party, provided that such cooperation shall be subject to the following conditions: (a) such exchange shall not delay the Closing and shall occur either simultaneously with the Closing or the purchase money proceeds payable to such Seller shall be paid, upon such Seller's prior written direction to Purchaser, to a third party escrow agent or intermediary such that Purchaser shall not be required to participate in any subsequent closing, (b) the Requesting Party shall not be obligated to spend any sums or incur any expenses in excess of the sums and expenses which would have been spent or incurred by the Requesting Party if there had been no exchange, (c) Purchaser shall not be obligated to acquire or accept title to any property other than the applicable Property to be conveyed to Purchaser pursuant to this Agreement, and (d) Seller shall not be obligated to acquire or accept title to any property. The Other Party makes no representation or warranty that the conveyance of any Property or property made pursuant to this Section 12.12 shall qualify for a like-kind exchange. Once Purchaser has paid the purchase money proceeds as directed by such Seller, or such Seller has conveyed the Property as directed by Purchaser, it shall have no further obligation hereunder with respect to such "like-kind" exchange. Each Requesting Party hereby


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indemnifies  and holds the Other  Party  harmless  from and  against  any costs, liabilities and expenses incurred or suffered by the Other Party in connection with the "like-kind" exchange or exchanges described herein, which indemnity shall survive the Closing until the expiration of any applicable statute of limitations.

         12.13 Attorney's Fees. If Purchaser or Sellers or any of them brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney's fees actually incurred from the other.

         12.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.

         12.15 Effective Agreement. The submission of this Agreement for examination is not intended to nor shall constitute an offer to sell, or a reservation of, or option or proposal of any kind for the purchase of the Properties. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart of this Agreement has been executed and delivered by each party hereto.


                     [Signatures commence on following page]


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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day, month and year first above written.

                                   SELLERS:

                                   WELLS OPERATING PARTNERSHIP, L.P.,
                                   a Delaware limited partnership

                                   By: Wells Real Estate Investment Trust, Inc.,
                                       a Maryland corporation, its sole general
                                       partner


                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                       [Signatures Continued on Next Page]


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                    [Signatures Continued from Previous Page]


                                   WELLS  FUND  XIII  -  REIT   JOINT   VENTURE
                                   PARTNERSHIP, a Georgia general partnership

                                   By: Wells Real Estate Fund XIII, L.P.,
                                       a Georgia limited partnership, general
                                       partner

                                       By: Wells Capital, Inc.,
                                           a Georgia corporation, general
                                           partner


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                       By:
                                          --------------------------------------
                                           Leo F. Wells III, general partner


                                   By: Wells Operating Partnership, L.P., a
                                       Delaware limited partnership, general
                                       partner

                                       By: Wells Real Estate Investment Trust,
                                           Inc., a Maryland corporation, general
                                           partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                       [Signatures Continued on Next Page]


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                    [Signatures Continued From Previous Page]



                                   WELLS FUND XII - REIT JOINT VENTURE
                                   PARTNERSHIP, a Georgia general partnership

                                   By: Wells Real Estate Fund XII, L.P.,
                                       a Georgia limited partnership, general
                                       partner

                                   By: Wells Partners, L.P.,
                                       a Georgia limited partnership, general
                                       partner

                                       By: Wells Capital, Inc.,
                                           a Georgia corporation, general
                                           partner


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                       By:
                                          --------------------------------------
                                           Leo F. Wells III, general partner



                                   By: Wells Operating Partnership, L.P., a
                                       Delaware limited partnership, general
                                       partner

                                       By: Wells Real Estate Investment Trust,
                                           Inc., a Maryland corporation, as its
                                           general partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                       [Signatures Continue on Next Page]


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                    [Signatures Continued from Previous Page]


                                   WELLS REIT, LLC, VA I,
                                   a Georgia limited liability company

                                   By: Wells Operating Partnership, L.P.,
                                       a Delaware limited partnership, its sole
                                       member

                                       By: Wells Real Estate Investment Trust,
                                           Inc., a Maryland corporation, its
                                           sole general partner

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                       [Signatures Continued on Next Page]


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                    [Signatures Continued From Previous Page]



                                   DANACQ FARMINGTON HILLS LLC,
                                   a Delaware limited liability company

                                   By: Wells Operating Partnership, L.P.,
                                       a Delaware limited partnership, its sole
                                       member

                                       By: Wells Real Estate Investment Trust,
                                           Inc., a Maryland corporation, its
                                           sole general partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                       [Signatures Continue on Next Page]


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                    [Signatures Continued From Previous page]



                                   DANACQ KALAMAZOO LLC,
                                   a Delaware limited liability company

                                   By: Wells Operating Partnership, L.P.,
                                       a Delaware limited partnership, its sole
                                       member

                                       By: Wells Real Estate Investment Trust,
                                           Inc., a Maryland corporation, its
                                           sole general partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                       [Signatures Continued on Next Page]


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                    [Signatures Continued From Previous Page]


                                   WELLS BREA I, L.P.,
                                   a Delaware limited partnership

                                   By: Wells Brea, LLC, a Delaware
                                       limited liability company, its sole
                                       general partner

                                       By: Wells Operating Partnership, L.P.,
                                           a Delaware limited partnership, its
                                           sole member

                                           By: Wells Real Estate Investment
                                               Trust, Inc., a Maryland
                                               corporation, its sole general
                                               partner


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                       [Signatures Continued On Next Page]


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                                   WESTLAKE WELLS, L.P.,
                                   a Texas limited partnership

                                   By: Wells Real Estate Westlake, TX, LLC, a
                                       Delaware limited liability company,
                                       general partner

                                       By: Wells Operating Partnership, L.P.,
                                           a Delaware limited partnership, sole
                                           member

                                           By: Wells Real Estate Investment
                                               Trust, Inc., a Maryland
                                               corporation, its sole general
                                               partner


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


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                    [Signatures Continued From Previous Page]

                                   THE WELLS FUND XI - FUND XII - REIT
                                   JOINT VENTURE, a Georgia general partnership

                                   By: Wells Operating Partnership, L.P.,
                                       a Delaware limited partnership, general
                                       partner

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   By: Wells Real Estate Fund XI, L.P., a
                                       Georgia limited partnership, general
                                       partner

                                   By: Wells Partners, L.P.,
                                       a Georgia limited partnership, general
                                       partner

                                       By: Wells Capital, Inc.,
                                           a Georgia corporation, general
                                           partner

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                              ----------------------------------
                                               Leo F. Wells III, general partner

                                   By: Wells Real Estate Fund XII, L.P.,
                                       a Georgia limited partnership, general
                                       partner

                                   By: Wells Partners, L.P.,
                                       a Georgia limited partnership, general
                                       partner

                                       By: Wells Capital, Inc.,
                                           a Georgia corporation, general
                                           partner

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       By:
                                          --------------------------------------
                                           Leo F. Wells III, general partner

                       [Signatures Continued on Next Page]


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                                   WELLS - EDS DES MOINES, L.P.,
                                   a Texas limited partnership

                                   By: Wells Real Estate - Des Moines, IA, LLC,
                                       a Delaware limited liability company,
                                       general partner

                                       By: Wells Operating Partnership, L.P.,
                                           a Delaware limited partnership, its
                                           sole member

                                           By: Wells Real Estate Investment
                                               Trust, Inc., a Maryland
                                               corporation, its sole general
                                               partner


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


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                                   PURCHASER:

                                   LEXINGTON CORPORATE PROPERTIES TRUST,
                                   a Maryland statutory real estate investment trust


                                   By:
                                       -----------------------------------------
                                       Richard J. Rouse, Chief Investment
                                       Officer



         IN WITNESS WHEREOF, the undersigned Broker has joined in the execution and delivery hereof solely for the purpose of evidencing its rights and obligations under the provisions of Section 10.1 hereof.

                                       BROKER:

                                       EASTDIL REALTY COMPANY, LLC, a New
                                       York limited liability company,
Date of Execution:
                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
_____________________, 2005            Title:
                                             -----------------------------------


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